UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-00945

Virtus Equity Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

Virtus Growth & Income Fund

Virtus Mid-Cap Core Fund*

Virtus Mid-Cap Growth Fund*

Virtus Quality Large-Cap Value Fund

Virtus Quality Small-Cap Fund

Virtus Small-Cap Core Fund

Virtus Small-Cap Sustainable Growth Fund

Virtus Strategic Growth Fund*

Virtus Tactical Allocation Fund*

* Prospectus Supplement applicable to this fund appears at the back of this Annual Report.

TRUST NAME: VIRTUS EQUITY TRUST	March 31, 2012

Not FDIC Insured	No Bank Guarantee	May Lose Value

Message to Shareholders		1
Key Investment Terms		2
Disclosure of Fund Expenses		4

Fund	Fund Summary	Schedules of Investments

Virtus Growth & Income Fund (“Growth & Income Fund”)	6	24
Virtus Mid-Cap Core Fund (“Mid-Cap Core Fund”)	8	26
Virtus Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	10	27
Virtus Quality Large-Cap Value Fund (“Quality Large-Cap Value Fund”)	12	28
Virtus Quality Small-Cap Fund (“Quality Small-Cap Fund”)	14	29
Virtus Small-Cap Core Fund (“Small-Cap Core Fund”)	16	30
Virtus Small-Cap Sustainable Growth Fund (“Small-Cap Sustainable Growth Fund”)	18	31
Virtus Strategic Growth Fund (“Strategic Growth Fund”)	20	32
Virtus Tactical Allocation Fund (“Tactical Allocation Fund”)	22	33
Statements of Assets and Liabilities		40
Statements of Operations		42
Statements of Changes in Net Assets		44
Financial Highlights		48
Notes to Financial Statements		55
Report of Independent Registered Public Accounting Firm		68
Tax Information Notice		69
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		70
Results of Shareholder Meeting		73
Fund Management Tables		74

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds of Virtus Equity Trust unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors will likely look back at the last 12 months as a highly volatile period for the global financial markets, which were tested by a number of geopolitical and economic events: social unrest in the Middle East, the European sovereign debt crisis, the impact of Japan’s earthquake, and persistent U.S. political gridlock.

Despite unprecedented volatility running from April through September 2011, the U.S. equity market managed a strong comeback for much of October through March. For the 12-month period ended March 31, 2012, U.S. equities, as measured by the S&P 500® Index, gained 8.5 percent, surpassing international equities, which gave up 5.3 percent, despite a strong comeback by the MSCI EAFE® Index the last three months.

Fixed income markets gave equities a good run, particularly through the fourth quarter of 2011, producing a 7.7 percent return, as measured by the Barclays Capital U.S. Aggregate Bond Index. The 10-year U.S. Treasury yield plummeted from a high of more than 3.5 percent last April to a low of 1.7 percent in September, but managed to climb back over 2 percent for much of the last three months as investors felt secure enough to move back into equities and higher risk assets.

As we enter the second quarter of 2012, the strength of the U.S. economic recovery and Europe’s fiscal health remain tenuous. The onus is on U.S. corporations to continue their robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds and investment strategies that may be used to diversify a core portfolio.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2012

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

REIT (Real estate investment trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Growth Index

The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell 2000® Value Index

The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Growth Index

The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPDR®

S&P Depositary Receipt, an exchange-traded fund (ETF) managed by State Street Global Advisors that tracks the S&P 500® Index.

KEY INVESTMENT TERMS (Continued)

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

Tactical Allocation Fund Composite Index

A composite index consisting of 50% S&P 500® Index, which measures stock market total return performance, and 50% Barclays Capital U.S. Aggregate Bond Index, which measures bond market total return performance.

Indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2011 to March 31, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Equity Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Growth & Income Fund
Actual
Class A	$1,000.00	$1,277.90	1.25%	$7.12
Class B	1,000.00	1,273.70	2.00	11.37
Class C	1,000.00	1,273.30	2.00	11.37
Class I	1,000.00	1,280.70	1.00	5.70
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.67	1.25	6.33
Class B	1,000.00	1,014.87	2.00	10.13
Class C	1,000.00	1,014.87	2.00	10.13
Class I	1,000.00	1,019.94	1.00	5.06
Mid-Cap Core Fund
Actual
Class A	$1,000.00	$1,251.00	1.35%	$7.60
Class C	1,000.00	1,245.20	2.10	11.79
Class I	1,000.00	1,252.20	1.10	6.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.17	1.35	6.83
Class C	1,000.00	1,014.37	2.10	10.63
Class I	1,000.00	1,019.43	1.10	5.57
Mid-Cap Growth Fund
Actual
Class A	$1,000.00	$1,315.20	1.54%	$8.91
Class B	1,000.00	1,310.90	2.28	13.17
Class C	1,000.00	1,310.90	2.29	13.23
Class I	1,000.00	1,317.20	1.29	7.47
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.20	1.54	7.80
Class B	1,000.00	1,013.46	2.28	11.54
Class C	1,000.00	1,013.41	2.29	11.59
Class I	1,000.00	1,018.47	1.29	6.53
Quality Large-Cap Value Fund
Actual
Class A	$1,000.00	$1,228.40	1.35%	$7.52
Class C	1,000.00	1,224.00	2.10	11.68
Class I	1,000.00	1,229.90	1.10	6.13
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.17	1.35	6.83
Class C	1,000.00	1,014.37	2.10	10.63
Class I	1,000.00	1,019.43	1.10	5.57
Quality Small-Cap Fund
Actual
Class A	$1,000.00	$1,242.30	1.42%	$7.96
Class C	1,000.00	1,238.20	2.17	12.14
Class I	1,000.00	1,244.80	1.17	6.57
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.81	1.42	7.19
Class C	1,000.00	1,014.01	2.17	10.99
Class I	1,000.00	1,019.08	1.17	5.92

VIRTUS EQUITY TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2011 to March 31, 2012

Expense Table
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Small-Cap Core Fund
Actual
Class A	$1,000.00	$1,231.30	1.34%	$7.47
Class C	1,000.00	1,226.20	2.09	11.63
Class I	1,000.00	1,232.10	1.09	6.08
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.22	1.34	6.78
Class C	1,000.00	1,014.42	2.09	10.58
Class I	1,000.00	1,019.48	1.09	5.52
Small-Cap Sustainable Growth Fund
Actual
Class A	$1,000.00	$1,207.90	1.65%	$9.11
Class C	1,000.00	1,203.10	2.40	13.22
Class I	1,000.00	1,208.80	1.40	7.73
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.65	1.65	8.35
Class C	1,000.00	1,012.85	2.40	12.15
Class I	1,000.00	1,017.91	1.40	7.09
Strategic Growth Fund
Actual
Class A	$1,000.00	$1,313.70	1.30%	$7.52
Class B	1,000.00	1,310.10	2.05	11.84
Class C	1,000.00	1,310.10	2.05	11.84
Class I	1,000.00	1,317.40	1.05	6.08
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.42	1.30	6.58
Class B	1,000.00	1,014.62	2.05	10.38
Class C	1,000.00	1,014.62	2.05	10.38
Class I	1,000.00	1,019.68	1.05	5.32
Tactical Allocation Fund
Actual
Class A	$1,000.00	$1,181.50	1.29%	$7.04
Class B	1,000.00	1,176.70	2.04	11.10
Class C	1,000.00	1,177.50	2.04	11.11
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.47	1.29	6.53
Class B	1,000.00	1,014.67	2.04	10.33
Class C	1,000.00	1,014.67	2.04	10.33

The Funds may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such expenses and fees had been included, the expenses would have been higher.

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 days to reflect the period since inception.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

Growth & Income Fund	Ticker Symbols: A Share: PDIAX B Share: PBGIX C Share: PGICX I Share: PXIIX

¢	Growth & Income Fund (the “Fund”) is diversified and has an investment objective of capital appreciation and current income. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 4.48%, Class B shares returned 3.70%, Class C shares returned 3.71% and Class I shares returned 4.75%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

For the fiscal year ended March 31, 2012, the period of early April through late December 2011 was a particularly volatile and trying time for global equity markets. The U.S. stock market was no exception. Global growth concerns, coupled with worries over Europe’s escalating debt crisis, weighed heavily at times on a variety of so-called “risk assets” such as stocks. The summer of 2011 was especially brutal, as several major sell-offs, including multiple days of triple-digit losses in the Dow Jones Industrial Average, shook market participants.

A simple flip of the calendar page to the new year made a significant difference to market performance for the first quarter of 2012 (and the final quarter of the Fund’s fiscal year). Encouraged by evidence of U.S. job and manufacturing growth and Europe’s success in addressing its debt situation, the equity markets rewarded investors for their patience and returned a large portion of the gains lost in last summer’s swoon. By the end of the fiscal year, the equity markets were achieving new highs almost daily, helped along by better than expected corporate earnings, and regaining much of the ground lost in the previous nine months.

What factors affected the Fund’s performance during its fiscal year?

The Fund was generally positioned for an equity rally, holding many names that would benefit from a growing economy. Relative to its benchmark, the Fund had an overweight position in cyclical stocks within the energy, materials, and industrials sectors. The Fund was underweight in names within the consumer staples sector and utility space. As expected, the cyclical holdings did very well when markets rose during the period, with January 2012 being an exceptional month for performance. In contrast, however, despite cutting back somewhat on the portfolio’s economically sensitive positioning last summer, September proved to be the Fund’s most challenging month as a result of the brutal sell-off in equities. Overall, the extreme market volatility that extended from mid-July until early October proved difficult to overcome, yet the strong first quarter of 2012 helped the Fund make up for much lost ground and end the year in positive territory.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Information Technology	22%
Energy	16
Consumer Discretionary	14
Health Care	11
Industrials	10
Materials	10
Financials	9
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Growth & Income Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12
	1 year	5 years	10 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	4.48%	1.34%	3.64%	—		—
Class A Shares at POP[3,4]	-1.53	0.15	3.02	—		—
Class B Shares at NAV[2]	3.70	0.60	2.88	—		—
Class B Shares with CDSC[4]	-0.30	0.60	2.88	—		—
Class C Shares at NAV[2] and with CDSC[4]	3.71	0.59	2.87	—		—
Class I Shares	4.75	—	—	0.62%		11/13/07
S&P 500® Index	8.54	2.01	4.12	1.07	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.53%, Net 1.25%; B Shares: Gross 2.28%, Net 2.00%; C Shares: Gross 2.28%, Net 2.00%; I Shares: Gross 1.28%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index return is from Class I shares’ inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund	Ticker Symbols: A Share: VMACX C Share: VMCCX I Share: VIMCX

¢	Mid-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 7.65%, Class C shares returned 6.78% and Class I shares returned 7.85%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54% and the Russell Midcap® Index, the Fund’s style-specific benchmark, returned 3.31%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

Given the volatile nature of the markets, higher quality companies outperformed their lower quality counterparts. This is illustrated by companies with a high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company’s business model, outperforming companies with negative return on equity during the Fund’s fiscal year. Further, companies with an S&P Quality Ranking of B+ and above outperformed their lower quality counterparts. In this environment, the Virtus Mid-Cap Core Fund outperformed the Russell Midcap® Index during the period given the Fund’s high-quality focus.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a Fund with a large number of holdings.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Consumer Discretionary	19%
Health Care	17
Industrials	17
Financials	13
Information Technology	13
Materials	6
Energy	5
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12
	1 year	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	7.65%	19.16%		6/22/09
Class A Shares at POP[3,4]	1.46	16.64		6/22/09
Class C Shares at NAV[2] and with CDSC[4]	6.78	18.20		6/22/09
Class I Shares	7.85	19.39		6/22/09
S&P 500® Index	8.54	20.32	[5]	—
Russell Midcap® Index	3.31	25.00	[5]	—

Fund Expense Ratios6: A Shares: Gross 10.35%, Net 1.35%; C Shares: Gross 11.10%, Net 2.10%; I Shares: Gross 10.10%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a contractual fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of contractual fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 22, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund	Ticker Symbols: A Share: PHSKX B Share: PSKBX C Share: PSKCX I Share: PICMX

¢	Mid-Cap Growth Fund (the “Fund”) is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned -1.30%, Class B shares returned -2.03%, Class C shares returned -2.03%, and Class I shares returned -1.01%. For the same period the S&P 500® Index, a broad-based equity index, returned 8.54% and the Russell Midcap® Growth Index, the Fund’s style-specific benchmark, returned 4.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

For the period in which Kayne Anderson Rudnick, Investment Management, LLC sub-advised the Virtus Mid-Cap Growth Fund (February 22, 2012 through March 31, 2012), the Fund outperformed the Russell Midcap Growth® Index. Performance of the Fund was driven by strong stock selection in the information-technology and consumer-staples sectors. Performance was hurt by poor stock selection in the health-care and consumer-discretionary sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Information Technology	25%
Consumer Discretionary	17
Industrials	16
Health Care	12
Financials	9
Consumer Staples	7
Energy	7
Other (includes short-term investments)	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Mid-Cap Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12
	1 year	5 years	10 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	-1.30%	0.39%	2.11%	—		—
Class A Shares at POP[3,4]	-6.98	-0.79	1.50	—		—
Class B Shares at NAV[2]	-2.03	-0.38	1.34	—		—
Class B Shares with CDSC[4]	-5.95	-0.38	1.34	—		—
Class C Shares at NAV[2] and with CDSC[4]	-2.03	-0.36	1.34	—		—
Class I Shares at NAV[2]	-1.01	—	—	0.51		9/13/07
S&P 500® Index	8.54	2.01	4.12	1.05	[5]	—
Russell Midcap® Growth Index	4.43	4.44	6.92	3.76	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.57%, Net 1.45%; B Shares: Gross 2.32%, Net 2.20%; C Shares: Gross 2.32%, Net 2.20%; I Shares: Gross 1.32%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from Class I shares’ inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002, for Class A, Class B and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund	Ticker Symbols: A Share: PPTAX C Share: PPTCX I Share: PIPTX

¢	Quality Large-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 4.84%, Class C shares returned 4.06% and Class I shares returned 5.11%. For the fiscal year, the S&P 500® Index, a broad-based equity index, returned 8.54%; and the Russell 1000® Value Index, the Fund’s style-specific benchmark, returned 4.79%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

Given the volatile nature of the markets, higher quality companies outperformed their lower quality counterparts. This is illustrated by companies with a high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company’s business model, outperforming companies with negative return on equity during the Fund’s fiscal year. In this environment, the Virtus Quality Large-Cap Value Fund performed in-line with the Russell 1000® Value Index during the period. Performance of the Fund was driven by strong stock selection in the consumer-discretionary and financials sectors. Performance was hurt by poor stock selection in health-care and poor stock selection and an underweight in utilities.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a Fund with a larger number of holdings.

Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a Fund with a broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Financials	20%
Consumer Discretionary	15
Industrials	14
Consumer Staples	13
Information Technology	10
Energy	9
Health Care	9
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Large-Cap Value Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12

	1 year	5 years	Inception to 3/31/12	Inception Date
Class A Shares at NAV[2]	4.84%	-1.89%	2.82%	7/29/05
Class A Shares at POP[3,4]	-1.18	-3.05	1.91	7/29/05
Class C Shares at NAV[2] and with CDSC[4]	4.06	-2.65	2.05	7/29/05
Class I Shares at NAV[2]	5.11	—	0.75	6/06/08
S&P 500® Index	8.54	2.01	—[5]	—
Russell 1000® Value Index	4.79	-0.81	—[6]	—

Fund Expense Ratios7: A Shares: Gross 1.58%, Net 1.35%; C Shares: Gross 2.33%, Net 2.10%; I Shares: Gross 1.33%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returned 4.16% for Class A and Class C shares and 3.18% for Class I shares since the inception date of the respective share class.
[6]	The index returned 2.96% for Class A and Class C shares and 1.34% for Class I shares since the inception date of the respective share class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime, and excluding extraordinary expenses. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 For periods ended 3/31

This chart assumes an initial investment of $10,000 made on July 29, 2005 (inception date of the Fund) for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund	Ticker Symbols: A Share: PQSAX C Share: PQSCX I Share: PXQSX

¢	Quality Small-Cap Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 7.73%, Class C shares returned 6.96%, and Class I shares returned 8.08%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; and the Russell 2000® Value Index, the Fund’s style-specific benchmark, returned -1.07%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

Given the volatile nature of the markets, higher quality companies outperformed their lower quality counterparts. This is illustrated by companies with a high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company’s business model, outperforming companies with negative return on equity during the Fund’s fiscal year. Further, companies with an S&P Quality Ranking of B+ and above outperformed their lower quality counterparts. In this environment, the Virtus Quality Small-Cap Fund outperformed the Russell 2000® Value Index during the period given the Fund’s high-quality focus.

Performance of the Fund was also driven by strong stock selection in the producer-durables and consumer-discretionary sectors. Performance was hurt by an underweight in utilities and poor stock selection in the health-care sector.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a Fund with a larger number of holdings.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a Fund with a broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Industrials	20%
Information Technology	20
Financials	19
Consumer Discretionary	13
Energy	8
Consumer Staples	7
Health Care	5
Other (includes short-term investments)	8

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Quality Small-Cap Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12
	1 year	5 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	7.73%	4.00%	6.21%		6/28/06
Class A Shares at POP[3,4]	1.54	2.78	5.13		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	6.96	3.24	5.44		6/28/06
Class I Shares at NAV[2]	8.08	4.26	6.48		6/28/06
S&P 500® Index	8.54	2.01	4.35	[5]	—
Russell 2000® Value Index	-1.07	0.01	3.10	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.49%, Net 1.42%; C Shares: Gross 2.22%, Net 2.17%; I Shares: Gross 1.24%, Net 1.17%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund	Ticker Symbols: A Share: PKSAX C Share: PKSCX I Share: PKSFX

¢

Small-Cap Core Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation with dividend income a secondary consideration. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 10.17%, Class C shares returned 9.33%, and Class I shares returned 10.45%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; and the Russell 2000® Index, the Fund’s style-specific benchmark, returned -0.18%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

Given the volatile nature of the markets, higher quality companies outperformed their lower quality counterparts. This is illustrated by companies with a high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company’s business model, outperforming companies with negative return on equity during the Fund’s fiscal year. Further, companies with an S&P Quality Ranking of B+ and above outperformed their lower quality counterparts. In this environment, the Virtus Small-Cap Core Fund outperformed the Russell 2000® Index during the period given the Fund’s high-quality focus.

Performance of the Fund was also driven by strong stock selection in the producer-durables and consumer-discretionary sectors. Performance was hurt by poor stock selection in the health-care and financial-services sectors.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a Fund with a larger number of holdings.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Industrials	23%
Information Technology	22
Health Care	21
Financials	14
Consumer Discretionary	12
Materials	3
Energy	1
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Core Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12

	1 year	5 years	10 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	10.17%	4.94%	—	7.74%		8/30/02
Class A Shares at POP[3,4]	3.83	3.70	—	7.08		8/30/02
Class C Shares at NAV[2] and with CDSC[4]	9.33	4.14	—	6.97		8/30/02
Class I Shares at NAV[2]	10.45	5.21	5.56%	—		—
S&P 500® Index	8.54	2.01	4.12	6.70	[5]	—
Russell 2000® Index	-0.18	2.13	6.45	9.59	[5]	—

Fund Expense Ratios6: A Shares: 1.41%; C Shares: 2.16%; I Shares: 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from the Class A and Class C shares’ inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002, for Class I shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund	Ticker Symbols: A Share: PSGAX C Share: PSGCX I Share: PXSGX

¢	Small-Cap Sustainable Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 17.83%, Class C shares returned 16.92%, and Class I shares returned 18.03%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; and the Russell 2000® Growth Index, the Fund’s style-specific benchmark, returned 0.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

Given the volatile nature of the markets, higher quality companies outperformed their lower quality counterparts. This is illustrated by companies with a high return on equity (ROE), a metric of quality measuring the proprietary nature and durability of a company’s business model, outperforming companies with negative return on equity during the Fund’s fiscal year. Further, companies with an S&P Quality Ranking of B+ and above outperformed their lower quality counterparts. In this environment, the Virtus Small-Cap Sustainable Growth Fund outperformed the Russell 2000® Growth Index during the period given the Fund’s high-quality focus.

Performance of the Fund was also driven by strong stock selection in the consumer-discretionary, technology, and consumer-staples sectors. The sectors that contributed the least were utilities, due to an underweight, and materials and processing.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a Fund with a larger number of holdings.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a Fund with a broader sector diversification.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Information Technology	35%
Health Care	21
Consumer Discretionary	15
Industrials	14
Financials	9
Consumer Staples	4
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Small-Cap Sustainable Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12
	1 year	5 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	17.83%	4.72%	4.66%		6/28/06
Class A Shares at POP[3],4	11.06	3.49	3.59		6/28/06
Class C Shares at NAV[2] and with CDSC[4]	16.92	3.93	3.86		6/28/06
Class I Shares at NAV[2]	18.03	4.81	4.75		6/28/06
S&P 500® Index	8.54	2.01	4.35	[5]	—
Russell 2000® Growth Index	0.68	4.15	6.25	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.87%, Net 1.65%; C Shares: Gross 2.62%, Net 2.40%; I Shares: Gross 1.62%, Net 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. Net Expense: Expenses reduced by a voluntary fee waiver, which may be discontinued at anytime. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on June 28, 2006 (inception date of the Fund) for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund	Ticker Symbols: A Share: PSTAX B Share: PBTHX C Share: SSTFX I Share: PLXGX

¢	Strategic Growth Fund (the “Fund”) is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Fund will meet its objective.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 2.66%, Class B shares returned 2.00%, Class C shares returned 1.88%, and Class I shares returned 2.92%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; and the Russell 1000® Growth Index, the Fund’s style-specific benchmark, returned 11.02%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

The markets were volatile during the Fund’s fiscal year with weak first and second quarters, influenced by Euro-zone collapse fears, the U.S. credit rating downgrade, and inklings of a double-dip recession within our borders, and strong third and fourth quarters, influenced by initial hopes of a resolution in Europe and the strong performance of stock prices “catching up” with the earnings growth that occurred in calendar year 2011. For the period, small and mid-capitalization stocks underperformed large-cap stocks. The Russell 2000® Index declined 0.18%, the Russell Midcap® Index gained 3.31%, and the S&P 500® Index advanced 8.54%.

Despite the strong performance over the last two quarters of the fiscal year, there are still numerous macroeconomic headwinds that investors will continue to face:

¢

Unemployment, while slowly improving, is still too high and is adversely affecting consumer confidence. The sustained high unemployment rate is primarily driven by those without a college degree. Typically this includes individuals involved in housing and construction so any improvement in this sector will help the unemployment figures improve rapidly.

¢	Housing prices, which seem to at least have found a floor, are still weak enough to put many homeowners in a negative equity situation.

¢	Even though the European Long Term Refunding Operation (“LTRO”) has been successful in stabilizing the European banking system short term, we do not believe the debt crisis in Europe is over.

¢	China is clearly slowing and it has been an engine of global growth for many years.

¢

Stubbornly high energy prices due to low levels of spare capacity and the potential for Middle East conflict in the Straits of Hormuz have led to higher gasoline prices, which certainly have a negative impact on consumer sentiment and spending.

Overall, we believe the economy will continue to plod along with modest growth and stock selection will become increasingly important.

What factors affected the Fund’s performance during its fiscal year?

For the period in which Kayne Anderson Rudnick sub-advised the Virtus Strategic Growth Fund (September 30, 2011 through March 31, 2012), the Fund outperformed the Russell 1000® Growth Index. The factors that contributed the most to the outperformance included strong stock selection in the energy and consumer-discretionary sectors. The factors that contributed the least to performance included an overweight in financials and an underweight in utilities and telecommunication services.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Because the Fund holds a limited number of securities, it will be impacted by each security’s performance more than a fund with a larger number of holdings.

Because the Fund is heavily weighted in a single sector, it will be impacted by that sector’s performance more than a Fund with a broader sector diversification.

Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Information Technology	30%
Industrials	15
Consumer Discretionary	14
Consumer Staples	13
Energy	10
Health Care	8
Materials	6
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Strategic Growth Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12

	1 year	5 years	10 years	Inception to 3/31/12		Inception Date
Class A Shares at NAV[2]	2.66%	1.71%	0.74%	—		—
Class A Shares at POP[3,4]	-3.25	0.51	0.14	—		—
Class B Shares at NAV[2]	2.00	0.97	-0.01	—		—
Class B Shares with CDSC[4]	-2.00	0.97	-0.01	—		—
Class C Shares at NAV[2] and with CDSC[4]	1.88	0.94	-0.01	—		—
Class I Shares at NAV[2]	2.92	1.98	—	2.64%		9/29/06
S&P 500® Index	8.54	2.01	4.12	3.15	[5]	—
Russell 1000® Growth Index	11.02	5.10	4.28	5.95	[5]	—

Fund Expense Ratios6: A Shares: 1.44%, B Shares: 2.19%, C Shares: 2.19%, I Shares: 1.19%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returns are from the Class I shares’ inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002 for Class A, Class B shares and Class C shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception date, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund	Ticker Symbols: A Share: NAINX B Share: NBINX C Share: POICX

¢

Tactical Allocation Fund (the “Fund”) is diversified and has a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with the preservation of capital. The Fund has a secondary investment objective to achieve capital appreciation when it’s consistent with the Fund’s primary objective. There is no guarantee that the Fund will meet its objectives.

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 5.88%, Class B shares returned 5.02%, and Class C shares returned 5.06%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 7.71%; and the Tactical Allocation Fund Composite Index, the Fund’s style-specific benchmark, returned 8.51%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so your shares when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity market perform during the Fund’s fiscal year?

¢

For the fiscal year ended March 31, 2012, the period of early April through late December 2011 was a particularly volatile and trying time for global equity markets. The U.S. stock market was no exception. Global growth concerns, coupled with worries over Europe’s escalating debt crisis, weighed heavily at times on a variety of so-called “risk assets” such as stocks. The summer of 2011 was especially brutal, as several major sell-offs, including multiple days of triple-digit losses in the Dow Jones Industrial Average, shook market participants.

¢

A simple flip of the calendar page to the new year made a significant difference to market performance for the first quarter of 2012 (and the final quarter of the Fund’s fiscal year). Encouraged by evidence of U.S. job and manufacturing growth and Europe’s success in addressing its debt situation, the equity markets rewarded investors for their patience and returned a large portion of the gains lost in last summer’s swoon. By the end of the fiscal year, the equity markets were achieving new highs almost daily, helped along by better than expected corporate earnings, and regaining much of the ground lost in the previous nine months.

How did the fixed income market perform during the Fund’s fiscal year?

¢

During the last 12 months the economy showed signs of improvement and the likelihood of the U.S. entering another recession diminished. This has been positive for spread sectors. However, during the year there have been periods of volatility and subsequent spread widening stemming from growing concerns over the sovereign debt crisis in Europe, the U.S. debt ceiling debate and subsequent loss of its AAA long-term rating by Standard & Poors, and global growth concerns. Overall U.S. Treasuries outperformed most spread sectors during the Series’ fiscal year.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Fund’s equity portfolio performance during its fiscal year?

¢

The Fund was generally positioned for an equity rally, holding many names that would benefit from a growing economy. Relative to its benchmark, the Fund had an overweight position in cyclical stocks within the energy, materials, and industrials sectors. The Fund was underweight in names within the consumer staples sector and utility space. As expected, the cyclical holdings did very well when markets rose during the period, with January 2012 being an exceptional month for performance. In contrast, however, despite cutting back somewhat on the portfolio’s economically sensitive positioning last summer, September proved to be the Fund’s most challenging month as a result of the brutal sell-off in equities. Overall, the extreme market volatility that extended from mid-July until early October proved difficult to overcome, yet the strong first quarter of 2012 helped the Fund make up for much lost ground and end the year in positive territory.

What factors affected the Fund’s fixed income portfolio performance during its fiscal year?

¢	During the first three quarters of the fiscal year the allocation to U.S. Treasuries contributed positively to performance as U.S. Treasuries outperformed most spread sectors during this time period.
¢

During the first quarter of 2012, a repositioning of the fund out of U.S. Treasuries and agency mortgages and into spread products significantly contributed to the Fund’s outperformance during this time period as spread products outperformed U.S. treasuries.

¢

Among fixed income sectors, the Fund’s overweight to corporate high-yield, emerging markets, and an overweight to financials within the corporate high quality sector contributed to the Fund’s outperformance during the first quarter of 2012.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting economic and market risk. The Fund may invest in high-yield bonds, which may be subject to greater credit and market risk. As interest rates rise, existing bond prices fall and can cause the value of an investment in a fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at March 31, 2012.
Common Stocks		55%
Information Technology	12%
Energy	9
Consumer Discretionary	8
Industrials	6
All other sectors in common stock	20
Corporate Bonds and Notes		25
Loan Agreements		6
Mortgage-Backed Securities		5
Foreign Government Securities		4
Asset-Backed Securities		1
Other (includes short-term investments)		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

Tactical Allocation Fund (Continued)

Average Annual Total Return[1] for periods ended 3/31/12

	1 year	5 years	10 years
Class A Shares at NAV[2]	5.88%	3.73%	4.68%
Class A Shares at POP[3],4	-0.21	2.51	4.07
Class B Shares at NAV[2]	5.02	2.97	3.92
Class B Shares with CDSC[4]	1.12	2.97	3.92
Class C Shares at NAV[2] and with CDSC[4]	5.06	2.96	3.91
S&P 500® Index	8.54	2.01	4.12
Barclays Capital U.S. Aggregate Bond Index	7.71	6.25	5.80
Tactical Allocation Fund Composite Index	8.51	4.59	5.32

Fund Expense Ratios5: A Shares: 1.37%; B Shares: 2.12%; C Shares: 2.12%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for Class B shares decline from 5% to 0% over a five-year period. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth in the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002 for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 2.

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.1%

Consumer Discretionary—13.9%
Amazon.com, Inc.(2)	10,000	$2,025
AutoZone, Inc.(2)	5,700	2,119
Comcast Corp. Class A	75,000	2,251
Express Scripts, Inc.(2)	41,000	2,221
Lululemon Athletica, Inc.(2)	30,000	2,241
McDonald’s Corp.	23,000	2,256
Papa John’s International, Inc.(2)	14,000	527
Yum! Brands, Inc.	33,000	2,349

		15,989

Consumer Staples—5.2%
Altria Group, Inc.	76,000	2,346
PepsiCo, Inc.	18,000	1,194
Procter & Gamble Co. (The)	36,000	2,420

		5,960

Energy—16.1%
Chesapeake Energy Corp.	94,000	2,178
Chevron Corp.	22,000	2,359
ConocoPhillips	30,000	2,280
Continental Resources, Inc.(2)	17,000	1,459
Halliburton Co.	46,000	1,527
Occidental Petroleum Corp.	21,000	2,000
Petroleo Brasileiro S.A. ADR	37,000	983
Schlumberger Ltd.(3)	22,000	1,538
Whiting Petroleum Corp.(2)	23,000	1,249
Williams Cos., Inc. (The)	61,000	1,879
WPX Energy, Inc.(2)	59,000	1,063

		18,515

Financials—9.4%
Bank of America Corp.	115,000	1,100
Citigroup, Inc.	43,000	1,572
Goldman Sachs Group, Inc. (The)	10,000	1,244
JPMorgan Chase & Co.	51,000	2,345
Lincoln National Corp.	84,000	2,214
U.S. Bancorp	72,000	2,281

		10,756

Health Care—10.0%
Abbott Laboratories	37,000	2,268
Biogen Idec, Inc.(2)	19,000	2,393
Gilead Sciences, Inc.(2)	43,000	2,101
Johnson & Johnson	35,000	2,309
UnitedHealth Group, Inc.	41,000	2,416

		11,487

Industrials—9.7%
Alaska Air Group, Inc.(2)	60,000	2,149
Caterpillar, Inc.	20,000	2,130
Cummins, Inc.(3)	18,000	2,161
Deere & Co.	14,000	1,133
Union Pacific Corp.	19,000	2,042
United Continental Holdings, Inc.(2)	72,000	1,548

		11,163

	SHARES	VALUE
Information Technology—21.9%
Apple, Inc.(2)	8,700	$5,215
Citrix Systems, Inc.(2)	29,000	2,289
Intel Corp.	125,000	3,514
International Business Machines Corp.	17,000	3,547
MasterCard, Inc. Class A	5,500	2,313
QUALCOMM, Inc.	55,000	3,741
SanDisk Corp.(2)	43,000	2,132
Visa, Inc. Class A	21,000	2,478

		25,229

Materials—9.9%
CF Industries Holdings, Inc.	12,000	2,192
Cliffs Natural Resources, Inc.	18,000	1,247
Du Pont (E.I.) de Nemours & Co.	41,000	2,169
Freeport-McMoRan Copper & Gold, Inc.	29,000	1,103
Monsanto Co.	29,000	2,313
Nucor Corp.	32,000	1,374
Potash Corp. of Saskatchewan, Inc.(3)	22,000	1,005

		11,403

Telecommunication Services—2.0%
Verizon Communications, Inc.	59,000	2,256
TOTAL COMMON STOCKS (Identified Cost $79,876)		112,758

EXCHANGE-TRADED FUNDS—1.0%
Health Care Select Sector SPDR Fund	30,000	1,128
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,063)		1,128
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $80,939)		113,886

SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Funds—1.0%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	1,191,673	1,192
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,192)		1,192
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS
(Identified Cost $82,131)		115,078

	CONTRACTS	VALUE
WRITTEN OPTIONS—(0.1)%

CALL OPTIONS—(0.1)%
Cummins, Inc. expiring 6/16/12 at strike price $120	100	$(71)
Potash Corp., expiring 6/12/12 at strike price $47.50	220	(41)
Schlumberger Ltd., expiring 5/19/12 at strike price $72.50	60	(11)
TOTAL WRITTEN OPTIONS (Premiums Received $160)		(123)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—100.0%
(Identified Cost $81,971)		114,955 (1)
Other assets and liabilities, net—0.0%		(29)

NET ASSETS—100.0%		$114,926

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion segregated as collateral for written options.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$112,758	$112,758
Exchange-Traded Funds	1,128	1,128
Short-Term Investments	1,192	1,192
Other Financial Instruments:
Written Options	(123)	(123)

Total Investments	$114,955	$114,955

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS MID-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.1%

Consumer Discretionary—19.1%
Advance Auto Parts, Inc.	920	$81
Choice Hotels International, Inc.	1,975	74
John Wiley & Sons, Inc. Class A	2,414	115
Omnicom Group, Inc.	2,115	107
Ross Stores, Inc.	1,495	87

		464

Consumer Staples—4.3%
Brown-Forman Corp. Class B	541	45
Church & Dwight Co., Inc.	1,200	59

		104

Energy—5.5%
Dresser-Rand Group, Inc.(2)	1,585	74
EQT Corp.	1,245	60

		134

Financials—13.0%
Brown & Brown, Inc.	3,530	84
Federated Investors, Inc. Class B	3,449	77
Realty Income Corp.	935	36
T. Rowe Price Group, Inc.	1,797	118

		315

Health Care—16.8%
Bard (C.R.), Inc.	1,212	120
DENTSPLY International, Inc.	1,810	72
Sirona Dental Systems, Inc.(2)	1,940	100
Waters Corp.(2)	1,253	116

		408

	SHARES	VALUE
Industrials—17.2%
Copart, Inc.(2)	3,750	$98
Equifax, Inc.	1,112	49
Expeditors International of Washington, Inc.	585	27
Graco, Inc.	995	53
MSC Industrial Direct Co., Inc. Class A	1,075	90
Robinson (C.H.) Worldwide, Inc.	260	17
Rockwell Collins, Inc.	1,445	83

		417

Information Technology—13.2%
Amphenol Corp. Class A	1,370	82
Intuit, Inc.	1,512	91
Microchip Technology, Inc.	1,830	68
Xilinx, Inc.	2,186	79

		320

Materials—6.0%
International Flavors & Fragrances, Inc.	840	49
Sigma-Aldrich Corp.	1,337	98

		147

Utilities—3.0%
Questar Corp.	3,810	$73
TOTAL COMMON STOCKS (Identified Cost $1,984)		2,382
TOTAL LONG TERM INVESTMENTS—98.1%
(Identified Cost $1,984)		2,382

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.8%

Money Market Mutual Funds—2.8%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.110%)	67,655	68
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $68)		68
TOTAL INVESTMENTS—100.9% (Identified Cost $2,052)		2,450	(1)
Other assets and liabilities, net—(0.9)%		(23)

NET ASSETS—100.0%		$2,427

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$2,382	$2,382
Short-Term Investments	68	68

Total Investments	$2,450	$2,450

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.9%

Consumer Discretionary—17.3%
Bed Bath & Beyond, Inc.(2)	39,000	$2,565
Coach, Inc.	38,200	2,952
Morningstar, Inc.	38,800	2,446
Pool Corp.	75,600	2,829
Ross Stores, Inc.	31,400	1,824
Tiffany & Co.	35,200	2,434

		15,050

Consumer Staples—6.5%
Brown-Forman Corp. Class B	28,700	2,394
Mead Johnson Nutrition Co.	11,000	907
PriceSmart, Inc.	32,400	2,359

		5,660

Energy—7.3%
Cameron International Corp.(2)	31,600	1,669
Core Laboratories N.V.	13,300	1,750
Dresser-Rand Group, Inc.(2)	30,200	1,401
FMC Technologies, Inc.	30,100	1,517

		6,337

Financials—8.7%
Financial Engines, Inc.(2)	104,600	2,339
MSCI, Inc. Class A	69,800	2,569
T. Rowe Price Group, Inc.	40,200	2,625

		7,533

Health Care—12.2%
IDEXX Laboratories, Inc.(2)	30,200	2,641
Intuitive Surgical, Inc.(2)	5,100	2,763
Laboratory Corp. of America Holdings(2)	26,500	2,426
Waters Corp.(2)	30,400	2,817

		10,647

	SHARES	VALUE
Industrials—16.1%
Donaldson Co., Inc.	44,300	$1,583
Expeditors International of Washington, Inc.	27,400	1,274
Fastenal Co.	18,600	1,006
Graco, Inc.	39,500	2,096
MSC Industrial Direct Co., Inc. Class A	21,300	1,774
Robinson (C.H.) Worldwide, Inc.	16,900	1,107
Roper Industries, Inc.	27,100	2,687
Stericycle, Inc.(2)	30,200	2,526

		14,053

Information Technology—24.7%
Amphenol Corp. Class A	51,800	3,096
ANSYS, Inc.(2)	63,700	4,142
FactSet Research Systems, Inc.	26,100	2,585
Gartner, Inc.	33,300	1,420
Hittite Microwave Corp.(2)	44,000	2,390
National Instruments Corp.	89,500	2,552
Salesforce.com, Inc.(2)	6,700	1,035
SolarWinds, Inc.(2)	22,800	881
Teradata Corp.(2)	23,600	1,608
Xilinx, Inc.	49,100	1,789

		21,498

Materials—6.1%
Airgas, Inc.	29,100	2,589
Sigma-Aldrich Corp.	37,200	2,718

		5,307
TOTAL COMMON STOCKS (Identified Cost $82,295)		86,085
TOTAL LONG TERM INVESTMENTS—98.9%
(Identified Cost $82,295)		86,085

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.3%

Money Market Mutual Funds—1.3%
BlackRock Liquidity Funds TempFund Portfolio –Insitutional Shares (seven-day effective yield 0.110%)	1,151,616	$1,152
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,152)		1,152
TOTAL INVESTMENTS—100.2% (Identified Cost $83,447)		87,237	(1)
Other assets and liabilities, net—(0.2)%		(137)

NET ASSETS—100.0%		$87,100

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$86,085	$86,085
Short-Term Investments	1,152	1,152

Total Investments	$87,237	$87,237

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS QUALITY LARGE-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.3%

Consumer Discretionary—15.0%
Genuine Parts Co.	16,600	$1,042
Mattel, Inc.	40,000	1,346
Omnicom Group, Inc.	26,100	1,322
TJX Cos., Inc.	46,600	1,850
VF Corp.	8,800	1,285

		6,845

Consumer Staples—13.0%
Coca-Cola Co. (The)	16,100	1,192
Diageo plc Sponsored ADR	12,800	1,235
Heinz (H.J.) Co.	27,200	1,457
Hormel Foods Corp.	38,800	1,145
Kimberly-Clark Corp.	12,300	909

		5,938

Energy—9.3%
Apache Corp.	8,700	874
Exxon Mobil Corp.	17,900	1,552
National Oilwell Varco, Inc.	22,500	1,788

		4,214

Financials—20.5%
American Express Co.	29,900	1,730
Franklin Resources, Inc.	8,500	1,054
JPMorgan Chase & Co.	38,400	1,766
MetLife, Inc.	28,800	1,076
PNC Financial Services Group, Inc.	30,700	1,980
Travelers Cos., Inc. (The)	29,500	1,746

		9,352

	SHARES	VALUE
Health Care—9.1%
Becton, Dickinson & Co.	21,600	$1,677
Johnson & Johnson	21,500	1,418
Novartis AG ADR	18,600	1,031

		4,126

Industrials—13.9%
3M Co.	17,800	1,588
Deere & Co.	10,800	874
Emerson Electric Co.	15,900	829
General Dynamics Corp.	21,600	1,585
Union Pacific Corp.	13,500	1,451

		6,327

Information Technology—9.6%
Microchip Technology, Inc.	22,400	833
Microsoft Corp.	70,700	2,280
Western Union Co. (The)	70,700	1,245

		4,358

Materials—5.1%
Barrick Gold Corp.	24,200	1,052
PPG Industries, Inc.	13,300	1,274

		2,326

Utilities—3.8%
AGL Resources, Inc.	43,500	1,706
TOTAL COMMON STOCKS (Identified Cost $34,680)		45,192
TOTAL LONG TERM INVESTMENTS—99.3%
(Identified Cost $34,680)		45,192

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.7%

Money Market Mutual Funds—0.7%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	318,842	$319
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $319)		319
TOTAL INVESTMENTS—100.0% (Identified Cost $34,999)		45,511	(1)
Other assets and liabilities, net—0.0%		9

NET ASSETS—100.0%		$45,520

Abbreviations:

ADR	American Depository Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.

Country Weightings (Unaudited)†
United States	93%
United Kingdom	3
Canada	2
Switzerland	2
Total	100%
† % of total investments as of March 31, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$45,192	$45,192
Short-Term Investments	319	319

Total Investments	$45,511	$45,511

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS QUALITY SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—94.4%

Consumer Discretionary—13.5%
Hillenbrand, Inc.	718,000	$16,478
John Wiley & Sons, Inc. Class A	346,400	16,485
Tempur-Pedic International, Inc.(2)	158,900	13,416

		46,379

Consumer Staples—6.7%
National Beverage Corp.(2)	408,600	6,554
WD-40 Co.	365,000	16,553

		23,107

Energy—7.8%
CARBO Ceramics, Inc.	101,750	10,729
World Fuel Services Corp.	392,600	16,097

		26,826

Financials—19.7%
Ares Capital Corp.	869,600	14,218
Entertainment Properties Trust	169,800	7,875
Federated Investors, Inc. Class B	475,300	10,652
First Cash Financial Services, Inc.(2)	379,800	16,290
Golub Capital BDC, Inc.	215,000	3,283
RLI Corp.	213,400	15,288

		67,606

Health Care—5.4%
Owens & Minor, Inc.	473,100	14,387
Young Innovations, Inc.	140,814	4,354

		18,741

	SHARES	VALUE

Industrials—19.7%
CLARCOR, Inc.	244,900	$12,022
Corporate Executive Board Co. (The)	160,000	6,881
Graco, Inc.	294,100	15,605
Landstar System, Inc.	309,800	17,882
Lincoln Electric Holdings, Inc.	340,000	15,409

		67,799

Information Technology—20.3%
ADTRAN, Inc.	456,600	14,241
Badger Meter, Inc.	178,300	6,060
Cabot Microelectronics Corp.(2)	130,000	5,054
Cass Information Systems, Inc.	237,360	9,483
Computer Services, Inc.	193,717	6,393
Jack Henry & Associates, Inc.	408,800	13,948
Syntel, Inc.	261,331	14,635

		69,814

Materials—1.3%
Balchem Corp.	148,600	4,495
TOTAL COMMON STOCKS (Identified Cost $241,907)		324,767
TOTAL LONG TERM INVESTMENTS—94.4%
(Identified Cost $241,907)		324,767

	SHARES	VALUE
SHORT-TERM INVESTMENTS—6.5%

Money Market Mutual Funds—6.5%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	22,499,360	$22,499
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $22,499)		22,499
TOTAL INVESTMENTS—100.9% (Identified Cost $264,406)		347,266	(1)
Other assets and liabilities, net—(0.9)%		(3,237)

NET ASSETS—100.0%		$344,029

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$324,767	$324,767
Short-Term Investments	22,499	22,499

Total Investments	$347,266	$347,266

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP CORE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.5%

Consumer Discretionary—11.9%
Pool Corp.	297,600	$11,136
Steiner Leisure Ltd.(2)	139,100	6,792
Tempur-Pedic International, Inc.(2)	119,300	10,073

		28,001

Energy—0.9%
CARBO Ceramics, Inc.	20,900	2,204

Financials—14.2%
Brown & Brown, Inc.	320,500	7,621
Cohen & Steers, Inc.	325,600	10,387
Federated Investors, Inc. Class B	351,000	7,866
RLI Corp.	104,400	7,479

		33,353

Health Care—20.9%
Abaxis, Inc.(2)	248,500	7,239
Computer Programs & Systems, Inc.	185,984	10,512
Haemonetics Corp.(2)	129,600	9,031
Owens & Minor, Inc.	375,000	11,404
Techne Corp.	155,100	10,872

		49,058

Industrials—22.7%
Advisory Board Co. (The)(2)	31,007	2,748
Copart, Inc.(2)	472,000	12,305
Exponent, Inc.(2)	179,000	8,685
Landstar System, Inc.	137,500	7,936
Lincoln Electric Holdings, Inc.	172,500	7,818
RBC Bearings, Inc.(2)	109,300	5,042
Rollins, Inc.	195,100	4,152
Toro Co. (The)	66,000	4,693

		53,379

	SHARES	VALUE

Information Technology—22.0%
ANSYS, Inc.(2)	163,700	$10,644
Blackbaud, Inc.	258,600	8,593
Cabot Microelectronics Corp.(2)	92,700	3,604
FactSet Research Systems, Inc.	76,600	7,587
Hittite Microwave Corp.(2)	189,200	10,275
Jack Henry & Associates, Inc.	320,900	10,949

		51,652

Materials—2.9%
Aptargroup, Inc.	124,400	6,813
TOTAL COMMON STOCKS (Identified Cost $173,346)		224,460
TOTAL LONG TERM INVESTMENTS—95.5%
(Identified Cost $173,346)		224,460

	SHARES	VALUE

SHORT-TERM INVESTMENTS—4.5%

Money Market Mutual Funds—4.5%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	10,532,700	$10,533
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $10,533)		10,533
TOTAL INVESTMENTS—100.0% (Identified Cost $183,879)		234,993	(1)
Other assets and liabilities, net—0.0%		(48)

NET ASSETS—100.0%		$234,945

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$224,460	$224,460
Short-Term Investments	10,533	10,533

Total Investments	$234,993	$234,993

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS SMALL-CAP SUSTAINABLE GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Consumer Discretionary—15.4%
Aaron’s, Inc.(2)	82,600	$2,139
Hibbett Sports, Inc.(2)	61,500	3,355
Morningstar, Inc.	56,778	3,580
Pool Corp.	146,100	5,467

		14,541

Consumer Staples—3.6%
PriceSmart, Inc.	47,500	3,458

Financials—9.0%
Cohen & Steers, Inc.	146,400	4,670
Financial Engines, Inc.(2)	173,751	3,885

		8,555

Health Care—21.0%
Abaxis, Inc.(2)	113,700	3,312
National Research Corp.	133,056	5,713
Quality Systems, Inc.	21,900	958
Sequenom, Inc.(2)	6,974	28
Sirona Dental Systems, Inc.(2)	116,200	5,989
Techne Corp.	54,800	3,842

		19,842

Industrials—14.5%
Aaon, Inc.	163,100	3,293
Copart, Inc.(2)	199,200	5,193
Heartland Express, Inc.	163,700	2,367
HEICO Corp. Class A	48,950	1,965
Omega Flex, Inc.(2)	69,400	882

		13,700

	SHARES	VALUE

Information Technology—34.8%
ANSYS, Inc.(2)	78,500	$5,104
Blackbaud, Inc.	51,500	1,711
ClickSoftware Technologies Ltd.	280,754	3,560
FactSet Research Systems, Inc.	8,400	832
FLIR Systems, Inc.	129,500	3,278
Hittite Microwave Corp.(2)	101,500	5,512
MercadoLibre, Inc.	39,600	3,873
Mesa Laboratories, Inc.	8,955	440
NVE Corp.(2)	65,200	3,456
ScanSource, Inc.(2)	136,900	5,109

		32,875
TOTAL COMMON STOCKS (Identified Cost $71,951)		92,971
TOTAL LONG TERM INVESTMENTS—98.3%
(Identified Cost $71,951)		92,971

	SHARES	VALUE

SHORT-TERM INVESTMENTS—2.3%

Money Market Mutual Funds—2.3%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	2,175,638	$2,176
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,176)		2,176
TOTAL INVESTMENTS—100.6% (Identified Cost $74,127)		95,147	(1)
Other assets and liabilities, net—(0.6)%		(575)

NET ASSETS—100.0%		$94,572

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	92%
Argentina	4
Israel	4
Total	100%
† % of total investments as of March 31, 2012

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$92,971	$92,971
Short-Term Investments	2,176	2,176

Total Investments	$95,147	$95,147

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS STRATEGIC GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.1%

Consumer Discretionary—14.4%
Bed Bath & Beyond, Inc.(2)	117,300	$7,715
Coach, Inc.	170,900	13,207
McDonald’s Corp.	94,200	9,241
NIKE, Inc. Class B	107,900	11,701
priceline.com, Inc.(2)	14,800	10,619
Ross Stores, Inc.	150,300	8,732

		61,215

Consumer Staples—12.6%
Coca-Cola Co. (The)	162,800	12,049
Colgate-Palmolive Co.	120,100	11,743
Costco Wholesale Corp.	128,900	11,704
Kellogg Co.	143,700	7,707
Lorillard, Inc.	80,600	10,436

		53,639

Energy—10.4%
Core Laboratories N.V.	64,000	8,421
Exxon Mobil Corp.	140,100	12,151
National Oilwell Varco, Inc.	161,700	12,850
Schlumberger Ltd.	153,500	10,734

		44,156

Financials—3.1%
T. Rowe Price Group, Inc.	201,300	13,145

Health Care—7.9%
Intuitive Surgical, Inc.(2)	25,000	13,544
Laboratory Corp. of America Holdings(2)	106,300	9,731
Waters Corp.(2)	113,600	10,526

		33,801

	SHARES	VALUE
Industrials—15.0%
Danaher Corp.	151,300	$8,473
Emerson Electric Co.	210,000	10,958
Expeditors International of Washington, Inc.	215,600	10,027
Fastenal Co.	83,000	4,490
MSC Industrial Direct Co., Inc. Class A	106,000	8,828
Precision Castparts Corp.	43,900	7,590
Robinson (C.H.) Worldwide, Inc.	78,500	5,141
Roper Industries, Inc.	84,800	8,409

		63,916

Information Technology—29.8%
Accenture plc Class A	141,600	9,133
Amphenol Corp. Class A	248,300	14,841
ANSYS, Inc.(2)	181,800	11,821
Apple, Inc.(2)	47,600	28,535
Oracle Corp.	354,300	10,331
QUALCOMM, Inc.	197,000	13,400
Salesforce.com, Inc.(2)	32,800	5,068
Teradata Corp.(2)	113,400	7,728
Visa, Inc. Class A	113,800	13,428
Xilinx, Inc.	346,100	12,609

		126,894

Materials—5.9%
Praxair, Inc.	109,400	12,541
Sigma-Aldrich Corp.	174,400	12,741

		25,282
TOTAL COMMON STOCKS (Identified Cost $331,300)		422,048
TOTAL LONG TERM INVESTMENTS—99.1%
(Identified Cost $331,300)		422,048

	SHARES	VALUE
SHORT-TERM INVESTMENTS—1.0%

Money Market Mutual Funds—1.0%
BlackRock Liquidity Funds TempFund Portfolio –Insitutional Shares (seven-day effective yield 0.110%)	4,198,967	$4,199
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $4,199)		4,199
TOTAL INVESTMENTS—100.1%
(Identified Cost $335,499)		426,247	(1)
Other assets and liabilities, net—(0.1)%		(635)

NET ASSETS—100.0%		$425,612

Abbreviations:

plc	Public Limited Co.

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investment in Securities:
Equity Securities:
Common Stocks	$422,048	$422,048
Short-Term Investments	4,199	4,199

Total Investments	$426,247	$426,247

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—3.8%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(6)	$260		$232
Commonwealth of Australia
Series 123, 5.750%, 4/15/12	800	AUD	829
Series 118, 6.500%, 5/15/13	210	AUD	224
Commonwealth of Canada 2.000%, 9/1/12	1,000	CAD	1,006
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	550	NZD	468
Commonwealth of South Africa Series R206 7.500%, 1/15/14	2,100	ZAR	282
Federative Republic of Brazil
12.500%, 1/5/22	320	BRL	233
10.250%, 1/10/28	900	BRL	589
Kingdom of Norway Series 470 6.500%, 5/15/13	1,250	NOK	231
Republic of Argentina
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	190		186
PIK Interest Capitalization 8.280%, 12/31/33	1,060		786
Republic of Colombia 12.000%, 10/22/15	285,000	COP	200
Republic of Hungary 4.750%, 2/3/15	185		175
Republic of Lithuania 144A 6.625%, 2/1/22(4)	275		305
Republic of Poland Series 0414, 5.750%, 4/25/14	1,400	PLZ	460
Republic of Turkey
9.000%, 3/5/14	370	TRY	208
6.750%, 5/30/40	375		411
United Mexican States Series M, 6.000%, 6/18/15	5,980	MXN	480
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $7,121)			7,305

MORTGAGE-BACKED SECURITIES—5.2%

Agency—0.2%
FNMA 99-M2, B 6.450%, 3/25/29(3)	236		269

Non-Agency—5.0%
674Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.980%, 8/10/45(3)	150		166
Banc of America/Merrill Lynch Commercial Mortgage, Inc. 07-3, A4 5.633%, 6/10/49(3)	295		328

	PAR VALUE	VALUE
Non-Agency—continued
Bear Stearns Commercial Mortgage Securities, Inc.
05-PW10, AM 5.449%, 12/11/40(3)	$150	$156
06-PW13, AM 5.582%, 9/11/41(3)	375	399
05-PWR9, A4B 4.943%, 9/11/42	500	528
07-T28, A3 5.793%, 9/11/42	445	474
Citigroup/Deutsche Bank Commercial Mortgage Trust 07-CD4, A4 5.322%, 12/11/49	350	383
Commercial Mortgage Pass-Through Certificates 07-C9, A4 6.006%, 12/10/49(3)	265	304
Countrywide Alternative Loan Trust 06-13T1, A5 6.000%, 5/25/36	543	383
Credit Suisse Mortgage Capital Certificates
06-C1, A3 5.596%, 2/15/39(3)	32	34
06-C5, A3 5.311%, 12/15/39	330	364
GSMPS Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(4)	327	338
GSR Mortgage Loan Trust 05-AR4, 6A1 5.250%, 7/25/35(3)	380	371
Homebanc Mortgage Trust 05-4, A2 0.572%, 10/25/35(3)	334	237
JPMorgan Chase Commercial Mortgage Securities Corp.
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	350	367
06-LDP9, A3 5.336%, 5/15/47	365	400
07-CB18, A3 5.447%, 6/12/47	645	676
Mastr Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	240	249
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	375	405
Morgan Stanley Capital I
07-T27, A4 5.817%, 6/11/42(3)	490	563
05-IQ10, A4B 5.284%, 9/15/42(3)	365	395
Morgan Stanley Mortgage Loan Trust 07-11AR, 2A3 3.507%, 6/25/37(3)	479	239
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	355	361
04-R3, A1 144A 6.500%, 2/25/35(4)	188	191
RBSGC Mortgage Pass Through Certificates 07-B, 3A2 5.263%, 7/25/35(3)	158	151

	PAR VALUE	VALUE
Non-Agency—continued
Residential Accredit Loans, Inc. 04-QS16, 1A5 5.500%, 12/25/34	$325	$314
Wachovia Bank Commercial Mortgage Trust 06-C23, A5 5.416%, 1/15/45(3)	670	743
Washington Mutual Commercial Mortgage Securities Trust 06-SL, A, 144A 5.303%, 11/23/43(3)(4)	223	218

		9,737
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $9,562)		10,006

ASSET-BACKED SECURITIES—1.2%
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	268	198
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37(3)	446	446
Conseco Financial Corp. 01-3, A4 7.600%, 4/15/26(3)	216	199
Countrywide Asset-Backed Certificates 05-12, 1A4 5.323%, 2/25/36(3)	350	342
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	358	344
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	253	259
Residential Funding Mortgage Securities II, Inc. 06-H11, M1 6.010%, 2/25/36	160	149
Structured Asset Securities Corp. 02-AL1, A3 3.450%, 2/25/32	208	189
Terwin Mortgage Trust 04-15AL, A1 144A 5.827%, 7/25/34(3)(4)	127	111
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,205)		2,237

CORPORATE BONDS AND NOTES—25.1%

Consumer Discretionary—2.8%
Ameristar Casinos, Inc. 7.500%, 4/15/21	75	79
Brown Shoe Co., Inc. 7.125%, 5/15/19	405	399
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 144A 8.625%, 11/15/17(4)	120	129
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	190	197

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
HOA Restaurant Group LLC / HOA Finance Corp. 144A 11.250%, 4/1/17(4)	$200	$198
Landry’s Restaurants, Inc. 11.625%, 12/1/15	175	196
Mediacom LLC/ Mediacom Capital Corp. 144A 7.250%, 2/15/22(4)	240	244
MGM Resorts International 7.500%, 6/1/16	370	383
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	235	224
NBC Universal Media LLC 2.100%, 4/1/14	230	235
Northwest Airlines Pass-Through-Trust
01-1, B 7.691%, 4/1/17	309	311
02-1, G2 6.264%, 11/20/21	265	276
Peninsula Gaming LLC/ Peninsula Gaming Corp. 10.750%, 8/15/17	140	155
Rent-A-Center, Inc. 6.625%, 11/15/20	190	198
Scientific Games International, Inc. 9.250%, 6/15/19	210	234
Spencer Spirit Holdings, Inc./ Spencer Gifts LLC/ Spirit Halloween Superstores 144A 11.000%, 5/1/17(4)	80	82
Time Warner Cable, Inc.
5.000%, 2/1/20	260	287
5.500%, 9/1/41	75	78
U.S. Airways Pass-Through-Trust
99-1A 8.360%, 1/20/19	273	279
11-1 A 7.125%, 10/22/23	375	394
UAL Pass-Through-Trust
09-2A 9.750%, 1/15/17	292	335
07-01 6.636%, 7/2/22	218	231
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A 8.125%, 12/1/17(4)	180	195
Visteon Corp. 6.750%, 4/15/19	75	76
Wyndham Worldwide Corp. 6.000%, 12/1/16	2	2

		5,417

Consumer Staples—0.6%
Altria Group, Inc. 9.250%, 8/6/19	205	275
Cencosud SA 144A 5.500%, 1/20/21(4)	300	317
Flowers Foods, Inc. 4.375%, 4/1/22	170	169
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC/ Reynolds Group Issuer 144A 7.875%, 8/15/19(4)	100	108
Select Medical Holdings Corp. 6.494%, 9/15/15(3)	140	126

	PAR VALUE	VALUE
Consumer Staples—continued
Yankee Candle Co., Inc. Series B, 9.750%, 2/15/17	$165	$172

		1,167

Energy—4.4%
Atwood Oceanics, Inc. 6.500%, 2/1/20	300	317
Bill Barrett Corp. 7.625%, 10/1/19	190	194
BreitBurn Energy Partners LP/ BreitBurn Finance Corp. 144A 7.875%, 4/15/22(4)	330	338
Bumi Investment Pte Ltd. 144A 10.750%, 10/6/17(4)	175	191
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 9.375%, 5/1/19	185	193
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	195	206
Chesapeake Energy Corp. 6.625%, 8/15/20	190	194
Cie Generale de Geophysique—Veritas 6.500%, 6/1/21	190	195
Cimarex Energy Co. 5.875%, 5/1/22	270	276
Copano Energy LLC/ Copano Energy Finance Corp. 7.125%, 4/1/21	15	16
El Paso Pipeline Partners Operating Co. LLC 4.100%, 11/15/15	180	187
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	170	185
Enterprise Products Operating LLC 5.700%, 2/15/42	210	226
EV Energy Partners LP/EV Energy Finance Corp. 8.000%, 4/15/19	80	82
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	220	213
Frontier Oil Corp. 6.875%, 11/15/18	180	188
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22(6)	365	398
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(4)	185	186
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	195	205
Linn Energy LLC / Linn Energy Finance Corp. 144A 6.500%, 5/15/19(4)	150	148
7.750%, 2/1/21	65	68
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	290	329
NAK Naftogaz Ukraine 9.500%, 9/30/14	150	146

	PAR VALUE	VALUE
Energy—continued
OGX Petroleo e Gas Participacoes SA 144A 8.500%, 6/1/18(4)	$225	$235
Petrobras International Finance Co. 5.375%, 1/27/21	280	301
Petrohawk Energy Corp. 7.250%, 8/15/18	160	184
Petroleos de Venezuela S.A RegS 8.500%, 11/2/17(6)	840	749
Petroleos Mexicanos 6.500%, 6/2/41	355	399
Petropower I Funding Trust 144A 7.360%, 2/15/14(7)	404	415
QEP Resources, Inc. 6.875%, 3/1/21	150	167
Quicksilver Resources, Inc. 7.125%, 4/1/16	215	199
Samson Investment Co. 144A 9.750%, 2/15/20(4)	175	177
Spectra Energy Partners LP 4.600%, 6/15/21	80	83
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 144A 6.375%, 8/1/22(4)	260	265
TNK-BP Finance S.A. RegS 7.250%, 2/2/20(6)	280	324
Venoco, Inc. 11.500%, 10/1/17	145	152
Woodside Finance Ltd. 144A 4.600%, 5/10/21(4)	160	166

		8,497

Financials—9.9%
Abbey National Treasury Services plc 4.000%, 4/27/16(3)	255	253
ABN Amro Bank NV 144A 4.250%, 2/2/17(4)	225	228
Air Lease Corp. 144A 5.625%, 4/1/17(4)	205	205
Aircastle Ltd. 144A 7.625%, 4/15/20(4)	135	135
Ally Financial, Inc. 0.000%, 6/15/15	280	229
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	200	214
Alta Mesa Holdings LP/ Alta Mesa Finance Services Corp. 9.625%, 10/15/18	225	228
American International Group, Inc. 4.875%, 9/15/16	205	217
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	200	209
Banco Bradesco SA/ Cayman Island 144A 5.900%, 1/16/21(4)	350	362

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Banco de Credito del Peru/ Panama 144A 5.375%, 9/16/20(4)	$200	$204
Banco do Brasil S.A. RegS 5.375%, 1/15/21(6)	350	362
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	195	213
Bank of America Corp.
5.750%, 8/15/16	365	380
5.625%, 7/1/20	270	281
5.000%, 5/13/21	155	155
Barclays Bank plc 5.200%, 7/10/14	210	223
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	195	235
Capital One Capital IV 8.875%, 5/15/40(5)	150	151
Chubb Corp. 6.375%, 3/29/67(3)	165	170
CIT Group, Inc. 144A 5.500%, 2/15/19(4)	500	511
Citigroup, Inc.
5.000%, 9/15/14	285	295
4.875%, 5/7/15	190	197
CNA Financial Corp. 5.875%, 8/15/20	365	391
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	245	222
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 144A 11.000%, 12/31/49(3)(4)	195	248
Credit Suisse 6.000%, 2/15/18	205	222
CVS Pass-Through Trust 144A 7.507%, 1/10/32(4)	144	172
Developers Diversified Realty Corp. 7.875%, 9/1/20	255	302
Duke Realty LP 5.950%, 2/15/17	390	436
Export-Import Bank of Korea 5.000%, 4/11/22	300	316
Felcor Lodging LP 6.750%, 6/1/19	305	310
First Niagara Financial Group, Inc. 7.250%, 12/15/21	200	214
First Tennessee Bank N.A. 5.650%, 4/1/16	250	256
Ford Motor Credit Co. LLC 5.000%, 5/15/18	270	280
Genworth Financial, Inc. 7.625%, 9/24/21	200	207
GMAC LLC 6.750%, 12/1/14	95	99
Goldman Sachs Group, Inc. (The)
3.700%, 8/1/15	105	107
6.000%, 6/15/20	195	205
5.250%, 7/27/21	280	277

	PAR VALUE	VALUE
Financials—continued
HSBC Holdings plc 5.100%, 4/5/21	$225	$243
International Lease Finance Corp. 6.250%, 5/15/19	400	395
IPIC GMTN Ltd. 144A 3.125%, 11/15/15(4)	250	252
JPMorgan Chase & Co.
5.125%, 9/15/14	285	305
3.450%, 3/1/16	200	208
Kazkommertsbank JSC 144A 7.875%, 4/7/14(4)	225	224
KeyCorp. 5.100%, 3/24/21	225	248
Korea Development Bank 3.500%, 8/22/17	300	305
Lincoln National Corp. 7.000%, 6/15/40	280	328
Lloyds TSB Bank plc
4.875%, 1/21/16	140	145
6.375%, 1/21/21	105	113
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	160	161
Macquarie Group Ltd. 144A 6.250%, 1/14/21(4)	365	370
Magnesita Finance Ltd. 144A 8.625%, 10/1/49(4)	250	250
Morgan Stanley
6.000%, 4/28/15	190	199
6.625%, 4/1/18	245	258
Nomura Holdings, Inc. 4.125%, 1/19/16	280	282
OJSC Vimpel Communications (VIP Finance Ireland Ltd.) 144A 7.748%, 2/2/21(4)(8)	200	198
Oppenheimer Holdings, Inc. 8.750%, 4/15/18	270	277
Prudential Financial, Inc. 3.625%, 9/17/12	260	263
QBE Capital Funding III Ltd. 144A 7.250%, 5/24/41(3)(4)	190	179
Rabobank NV 5.250%, 5/24/41	305	311
Realogy Corp. 144A 7.875%, 2/15/19(4)	135	136
Regions Financial Corp.
4.875%, 4/26/13	255	259
RegS 5.750%, 6/15/15(6)	255	267
7.500%, 5/15/18	250	286
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	250	249
Resona Bank Ltd. 144A 5.850%, 4/15/16(3)(4)	200	208
Royal Bank of Scotland plc (The)
4.375%, 3/16/16	145	148
5.625%, 8/24/20	170	175
Santander U.S. Debt S.A.U. 144A 3.724%, 1/20/15(4)	210	205

	PAR VALUE	VALUE
Financials—continued
Sberbank of Russia/Sberbank Capital SA 144A 6.125%, 2/7/22(4)(8)	$200	$205
Severstal JSC Via Steel Capital SA 144A 6.250%, 7/26/16(4)(8)	280	279
Shinhan Bank 144A 4.375%, 7/27/17(4)	200	211
UR Financing Escrow Corp.
144A 5.750%, 7/15/18(4)	5	5
144A 7.375%, 5/15/20(4)	130	133
Vale Overseas Ltd. 4.375%, 1/11/22	225	226
Vnesheconombank Via (VEB Finance plc) 144A 5.375%, 2/13/17(4)	240	247
Wachovia Bank NA 5.000%, 8/15/15	205	221
Zions Bancorporation 4.500%, 3/27/17	195	194

		19,089

Health Care—0.4%
Aviv Healthcare Properties LP/ Aviv Healthcare Capital Corp. 7.750%, 2/15/19	170	176
Kinetic Concepts, Inc. 144A 10.500%, 11/1/18(4)	195	204
Symbion, Inc. 144A 8.000%, 6/15/16(4)	75	75
Tenet Healthcare Corp. 144A 6.250%, 11/1/18(4)	85	88
Valeant Pharmaceuticals International, Inc. 144A 7.250%, 7/15/22(4)	190	189

		732

Industrials—2.2%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	200	210
Allison Transmission, Inc. 144A 7.125%, 5/15/19(4)	150	156
Aristotle Holding, Inc. 144A 3.900%, 2/15/22(4)	245	248
Bombardier, Inc. 144A 5.750%, 3/15/22(4)	250	244
Cemex Finance LLC 144A 9.500%, 12/14/16(4)	225	226
Cenveo Corp. 7.875%, 12/1/13	243	233
CHC Helicopter SA 144A 9.250%, 10/15/20(4)	220	219
Deluxe Corp. 7.000%, 3/15/19	190	198
DynCorp International, Inc. 10.375%, 7/1/17	310	271
Hexion U.S. Finance Corp. 144A 6.625%, 4/15/20(4)	185	190
Hutchison Whampoa International Ltd. 144A 5.750%, 9/11/19(4)	155	170

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
Iron Mountain, Inc. 7.750%, 10/1/19	$175	$192
JMC Steel Group, Inc. 144A 8.250%, 3/15/18(4)	155	162
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	200	217
LyondellBasell Industries NV 144A 5.750%, 4/15/24(4)	225	225
Masco Corp. 5.950%, 3/15/22	375	376
Pactiv LLC 8.125%, 6/15/17	430	398
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	385	431

		4,366

Information Technology—1.3%
CDW LLC / CDW Finance Corp. 8.500%, 4/1/19	190	203
CommScope, Inc. 144A 8.250%, 1/15/19(4)	360	385
Digicel Ltd. 144A 8.250%, 9/1/17(4)	100	107
Earthlink, Inc. 8.875%, 5/15/19	305	297
Fiserv, Inc. 3.125%, 6/15/16	195	199
4.750%, 6/15/21	155	165
Freescale Semiconductor, Inc. 144A 9.250%, 4/15/18(4)	310	341
Intuit, Inc. 5.750%, 3/15/17	65	74
Lender Processing Services, Inc. 8.125%, 7/1/16	385	404
Sensata Technologies, Inc. 144A 6.500%, 5/15/19(4)	70	74
Xerox Corp. 4.250%, 2/15/15	255	271

		2,520

Materials—1.7%
AEP Industries, Inc. 8.250%, 4/15/19	70	74
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(4)	295	257
Arcelormittal 6.250%, 2/25/22	225	228
Ardagh Packaging Finance plc 144A 9.125%, 10/15/20(4)	225	237
Berry Plastics Corp. 9.500%, 5/15/18	250	266
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	235	246
Cascades, Inc. 7.875%, 1/15/20	300	298

	PAR VALUE	VALUE
Materials—continued
Celulosa Arauco y Constitucion SA 144A 4.750%, 1/11/22(4)	$200	$205
Dow Chemical Co. (The) 5.900%, 2/15/15	340	383
4.250%, 11/15/20	135	141
Edgen Murray Corp. 12.250%, 1/15/15	165	169
FMG Resources August 2006 Pty Ltd. 144A 6.000%, 4/1/17(4)	125	124
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(4)	260	244
United States Steel Corp. 7.500%, 3/15/22	225	226
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	200	204

		3,302

Telecommunication Services—0.7%
CenturyLink, Inc. 6.450%, 6/15/21	275	283
Cincinnati Bell, Inc. 8.375%, 10/15/20	185	186
Telecom Italia Capital SA 7.175%, 6/18/19	250	266
West Corp. 7.875%, 1/15/19	80	86
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	225	223
Windstream Corp. 8.125%, 9/1/18	45	48
7.000%, 3/15/19	120	123
7.750%, 10/15/20	105	113

		1,328

Utilities—1.1%
Amerigas Finance LLC / Amerigas Finance Corp. 7.000%, 5/20/22	125	128
AmeriGas Partners LP / AmeriGas Finance Corp. 6.250%, 8/20/19	190	191
Calpine Corp. 144A 7.500%, 2/15/21(4)	130	139
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	375	442
CMS Energy Corp. 2.750%, 5/15/14	90	90
6.250%, 2/1/20	245	269
Covanta Holding Corp. 6.375%, 10/1/22	275	281
El Paso Pipeline Partners Operating Co. LLC 5.000%, 10/1/21	175	182
Mega Advance Investments Ltd. 144A 5.000%, 5/12/21(4)	200	206

	PAR VALUE		VALUE
Utilities—continued
NRG Energy, Inc. 7.625%, 5/15/19	$170		$165

			2,093
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $46,834)			48,511

LOAN AGREEMENTS—5.9%

Consumer Discretionary—2.6%
Affinity Gaming LLC (Herbest Gaming LLC) 0.000%, 12/31/15	250		256
Bresnan Broadband Holdings LLC Tranche B, 4.500%, 12/14/17	299		299
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 0.000%, 10/31/16	200		206
Caesars Entertainment Operating Co., Inc. Harrah’s Operating Company, Inc.) Tranche B-4, 0.000%, 1/28/18	440		399
Cengage Learning Acquisitions, Inc. 0.000%, 7/3/14	225		208
Chrysler Group LLC / Chrysler Group Co-Issuer, Inc. Tranche B, 6.000%, 5/24/17	248		253
Clear Channel Communications, Inc. Tranche A 3.640%, 7/30/14	79		73
Tranche B, 3.890%, 1/29/16	187		152
Cumulus Media Holdings, Inc. First Lien 5.750%, 9/17/18	120		120
Second Lien 7.500%, 3/18/19	195		198
Fertitta Mortons Restaurant Group 8.750%, 2/1/17	100		100
Focus Brands, Inc. 6.750%, 2/21/18	182		183
Fram Group Holdings, Inc./Prestone Holdings, Inc. Second Lien 10.500%, 1/29/18	155		153
Gateway Casinos & Entertainment Ltd. Tranche B, 0.000%, 5/12/16	200	CAD	200
HHI Holdings LLC 0.000%, 3/21/17	225		226
Hubbard Radio LLC Second Lien 8.750%, 4/30/18	165		168
Intelsat Jackson Holding SA (Intelsat Jackson Holding Ltd.) 3.240%, 2/1/14	225		222
OT Frencho 2 SAS 0.000%, 8/3/18	210		202

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Pinnacle Foods Tranche E, 0.000%, 9/16/18	$71	$71
Radio One, Inc. 7.688%, 3/31/16	204	203
SRAM LLC Second Lien 8.500%, 12/7/18	185	187
Ti Group Auto 0.000%, 3/14/19	289	290
Toys “R” Us, Inc. 0.000%, 9/1/16	280	281
Transtar Industries, Inc. Second Lien, 10.250%, 12/21/17	150	151
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	310	303

		5,104

Energy—0.1%
Frac Tech Services International 0.000%, 5/6/16	285	284

Financials—0.6%
Asurion LLC (Asurion Corp.) Second Lien 9.000%, 5/24/19	155	157
iStar Financial, Inc. Tranche A-2 7.000%, 6/30/14	300	300
MMM Holdings, Inc. 0.000%, 3/20/17	65	65
Nuveen Investments, Inc. Second Lien 8.250%, 2/28/19	125	127
Ocwen Financial Corp. 0.000%, 9/1/16	200	201
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	250	231

		1,081

Health Care—0.2%
InVentiv Health, Inc. (Ventive Health, Inc) 0.000%, 8/4/16	205	195
NAMM Holdings, Inc. 0.000%, 3/20/17	65	65
National Specialty Hospitals, Inc. Tranche DD 0.750%, 2/3/17	30	28
8.250%, 2/3/17	170	160

		448

Industrials—0.4%
Harland Clarke Holdings Corp. (Clarke American Corp.) Tranche B, 2.778%, 6/30/14	218	204
Husky Injection Molding System (Yukon Acquisition, Inc.) 6.500%, 6/29/18	229	231

	PAR VALUE	VALUE
Industrials—continued
Zuffa LLC 0.000%, 6/19/15	$299	$300

		735

Information Technology—1.5%
Avaya, Inc. Tranche B-3 4.991%, 10/26/17	299	290
Blue Coat Systems, Inc. First Lien 7.500%, 2/15/18	160	160
DataTel, Inc. 6.250%, 7/19/18	160	163
DynCorp International LLC 6.250%, 7/7/16	300	300
First Data Corp. Tranche B-3 2.990%, 9/24/14	225	216
2017 Term Loan 5.240%, 3/24/17	160	155
Freescale Semiconductor, Inc. Tranche B-1 4.490%, 12/1/16	300	292
Lawson Software, Inc. (SoftBrands, Inc.) 6.750%, 7/5/17	190	190
Tranche B 0.000%, 3/16/18	325	327
Mood Media Corp. 0.000%, 5/6/18	250	245
Novell, Inc. (Attachmate Corp.) 0.000%, 4/27/17	165	164
Spansion LLC 4.750%, 2/9/15	284	284
SRA International, Inc. 6.500%, 7/20/18	174	174

		2,960

Materials—0.2%
AZ Chem US. Inc. 7.250%, 12/22/17	92	93
Noranda Aluminum Acquisition 5.750%, 2/28/19	200	202

		295

Telecommunication Services—0.3%
Hawaiian Telcom Communication 7.000%, 2/28/17	120	119
U.S. TelePacific Corp. 5.750%, 2/23/17	185	177
Univision Communications, Inc. 4.490%, 3/31/17	310	288

		584
TOTAL LOAN AGREEMENTS (Identified Cost $11,411)		11,491

	SHARES	VALUE
PREFERRED STOCK—0.5%

Financials—0.5%
Abbey National Capital Trust I, 8.963%(3)	230,000	$232
Citigroup Capital XVII Series E 6.35%	5,940	145
GMAC Capital Trust I Series 2 8.125%	16,200	375
JPMorgan Chase & Co. Series 1, 7.90%(3)	139,000	152
TOTAL PREFERRED STOCK (Identified Cost $936)		904

COMMON STOCKS—55.0%

Consumer Discretionary—7.8%
Amazon.com, Inc.(2)	9,000	1,823
AutoZone, Inc.(2)	5,400	2,008
Comcast Corp. Class A	71,000	2,131
Express Scripts, Inc.(2)	39,000	2,113
Lululemon Athletica, Inc.(2)	29,000	2,166
McDonald’s Corp.	22,000	2,158
Papa John’s International, Inc.(2)	13,000	489
Yum! Brands, Inc.	30,000	2,135

		15,023

Consumer Staples—2.9%
Altria Group, Inc.	72,000	2,222
PepsiCo, Inc.	17,000	1,128
Procter & Gamble Co. (The)	33,000	2,218

		5,568

Energy—8.8%
Chesapeake Energy Corp.	87,000	2,016
Chevron Corp.	20,000	2,145
ConocoPhillips	28,000	2,128
Continental Resources, Inc.(2)	16,000	1,373
Halliburton Co.	43,000	1,427
Occidental Petroleum Corp.	21,000	2,000
Petroleo Brasileiro S.A. ADR	33,000	876
Schlumberger Ltd.(9)	20,000	1,399
Whiting Petroleum Corp.(2)	19,000	1,032
Williams Cos., Inc. (The)	56,000	1,725
WPX Energy, Inc.(2)	55,000	990

		17,111

Financials—5.2%
Bank of America Corp.	108,000	1,034
Citigroup, Inc.	40,000	1,462
Goldman Sachs Group, Inc. (The)	9,000	1,119
JPMorgan Chase & Co.	48,000	2,207
Lincoln National Corp.	80,000	2,109
U.S. Bancorp	68,000	2,154

		10,085

Health Care—5.8%
Abbott Laboratories	35,000	2,145
Biogen Idec, Inc.(2)	18,000	2,267
Gilead Sciences, Inc.(2)	47,000	2,296

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE
Health Care—continued
Johnson & Johnson	32,000	$2,111
UnitedHealth Group, Inc.	39,000	2,299

		11,118

Industrials—5.8%
Alaska Air Group, Inc.(2)	62,000	2,221
Caterpillar, Inc.	19,000	2,024
Cummins, Inc.(9)	18,000	2,161
Deere & Co.	13,000	1,052
Union Pacific Corp.	20,000	2,149
United Continental Holdings, Inc.(2)	78,000	1,677

		11,284

Information Technology—12.1%
Apple, Inc.(2)	8,200	4,916
Citrix Systems, Inc.(2)	27,000	2,131
Intel Corp.	118,000	3,317
International Business Machines Corp.	16,000	3,338
MasterCard, Inc. Class A	5,200	2,187
QUALCOMM, Inc.	49,000	3,333
SanDisk Corp.(2)	43,000	2,132
Visa, Inc. Class A	18,000	2,124

		23,478

Materials—5.5%
CF Industries Holdings, Inc.	11,000	2,009
Cliffs Natural Resources, Inc.	15,000	1,039
Du Pont (E.I.) de Nemours & Co.	42,000	2,222
Freeport-McMoRan Copper & Gold, Inc.	27,000	1,027
Monsanto Co.	26,000	2,074
Nucor Corp.	30,000	1,288
Potash Corp. of Saskatchewan, Inc.(9)	23,000	1,051

		10,710

Telecommunication Services—1.1%
Verizon Communications, Inc.	56,000	2,141
TOTAL COMMON STOCKS (Identified Cost $75,688)		106,518

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—0.6%
Health Care Select Sector SPDR Fund	29,000	$1,090
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,028)		1,090
TOTAL LONG TERM INVESTMENTS—97.3%
(Identified cost $154,785)		188,062

SHORT-TERM INVESTMENTS—4.8%

Money Market Mutual Funds—4.8%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	9,341,511	9,342
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9,342)		9,342
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS
(Identified Cost $164,127)		197,404

	CONTRACTS
WRITTEN OPTIONS—(0.1)%

CALL OPTIONS—(0.1)%
Cummins, Inc. expiring 6/16/12 at strike price $120	90	(64)
Potash Corp., expiring 6/12/12 at strike price $47.50	230	(43)
Schlumberger Ltd., expiring 5/19/12 at strike price $72.50	50	(9)
TOTAL WRITTEN OPTIONS (Premiums Received $152)		(116)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—102.0%
(Identified Cost $163,975)		197,288 (1)
Other assets and liabilities, net—(2.0)%		(3,816)

NET ASSETS—100.0%		$193,472

Abbreviations:

ADR	American Depositary Receipt
ADS	American Depositary Share
FNMA	Federal National Mortgage Association (“Fannie Mae”).
OJSC	Open Joint Stock Company (Russia)
PIK	Payment-in-Kind Security
plc	Public Limited Co.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLZ	Polish Zloty
TRY	New Turkish Lira
ZAR	South African Rand

Footnote Legend:

(1)	Federal Income Tax Information : For tax information at March 31, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, these securities amounted to a value of $19,831 or 10.2% of net assets.

(5)	Interest payments may be deferred.
(6)	Regulation S Security. Security is offered and sold outside of the United States.
(7)	Illiquid security.
(8)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(9)	All or a portion segregated as collateral for written options.

Country Weightings (Unaudited)†
United States	85%
Canada	3
Brazil	2
Australia	1
Luxembourg	1
Netherlands	1
United Kingdom	1
Other	6
Total	100%
† % of total investments as of March 31, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 2.

See Notes to Financial Statements

VIRTUS TACTICAL ALLOCATION FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment in Securities:
Debt Securities:
Asset-backed Securities	$2,237	$—	$2,237	$—
Corporate Bonds and Notes	48,511	—	48,511	—
Foreign Government Securities	7,305	—	7,305	—
Loan Agreements	11,491	—	11,491	—
Mortgage-Backed Securities	10,006	—	10,006	—
Equity Securities:
Common Stocks	106,518	106,518	—	—
Exchange-Traded Funds	1,090	1,090	—	—
Preferred Stock	904	—	904	—
Short-Term Investments	9,342	9,342	—	—
Written Options	(116)	(116)	—	—

Total	$197,288	$116,834	$80,454	$—

There are no Level 3 (significant unobservable inputs) priced securities.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

Mortgage- Backed Securities
Investment in Securities:
Balance as of March 31, 2011	$1,841
Accrued discounts/premiums	—
Realized gain (loss)	2
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	(1,843)
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—

Balance as of March 31, 2012	$—

(1)	“Transfers in and/or out” represent the ending value as of March 31, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2012

(Reported in thousands except shares and per share amounts)

	Growth & Income Fund		Mid-Cap Core Fund		Mid-Cap Growth Fund	Quality Large-Cap Value Fund		Quality Small-Cap Fund

Assets
Investment in securities at value(1)	$115,078		$2,450		$87,237	$45,511		$347,266
Receivables
Investment securities sold	1,245		37		—	—		—
Fund shares sold	6		—	(3)	40	—	(3)	3,096
Receivable from adviser	—		4		—	—		—
Dividends and interest receivable	93		2		43	121		285
Prepaid expenses	21		8		22	12		22

Total assets	116,443		2,501		87,342	45,644		350,669

Liabilities
Payables
Written options outstanding at value(2)	123		—		—	—		—
Fund shares repurchased	83		—		43	36		353
Investment securities purchased	1,113		49		—	—		5,807
Investment advisory fee	56		—		67	26		203
Distribution and service fees	41		—	(3)	22	11		44
Administration fee	13		—	(3)	10	5		38
Transfer agent fees and expenses	55		—	(3)	35	18		134
Trustees’ fees and expenses	—	(3)	—	(3)	— (3)	—	(3)	1
Professional fee	24		24		36	24		28
Other accrued expenses	9		1		29	4		32

Total liabilities	1,517		74		242	124		6,640

Net Assets	$114,926		$2,427		$87,100	$45,520		$344,029

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$109,580		$2,016		$88,330	$66,581		$297,397
Accumulated undistributed net investment income (loss)	53		3		(169)	253		2,729
Accumulated undistributed net realized gain (loss)	(27,691)		10		(4,851)	(31,826)		(38,957)
Net unrealized appreciation (depreciation) on investments	32,984		398		3,790	10,512		82,860

Net Assets	$114,926		$2,427		$87,100	$45,520		$344,029

Class A
Net asset value (net assets/shares outstanding) per share	$17.93		$15.80		$17.44	$10.76		$13.22
Maximum offering price per share NAV/(1–5.75%)	$19.02		$16.76		$18.50	$11.42		$14.03
Shares of beneficial interest outstanding, no par value, unlimited authorization	4,459,220		59,807		4,524,598	3,805,406		9,148,519
Net Assets	$79,934		$945		$78,925	$40,936		$120,962
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$17.08		$—		$14.97	$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	166,685		—		99,831	—		—
Net Assets	$2,847		$—		$1,495	$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$17.05		$15.50		$14.97	$10.60		$13.20
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,523,452		13,622		323,854	300,555		1,724,530
Net Assets	$25,978		$211		$4,849	$3,186		$22,765
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$17.91		$15.84		$17.65	$10.76		$13.23
Shares of beneficial interest outstanding, no par value, unlimited authorization	344,308		80,236		103,763	129,891		15,137,921
Net Assets	$6,167		$1,271		$1,831	$1,398		$200,302
(1) Investment in securities at cost	$82,131		$2,052		$83,447	$34,999		$264,406
(2) Premiums received on written options	$160		$—		$—	$—		$—
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2012

(Reported in thousands except shares and per share amounts)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund	Strategic Growth Fund	Tactical Allocation Fund

Assets
Investment in securities at value(1)	$234,993		$95,147	$426,247	$197,404
Cash	—		—	—	36
Receivables
Investment securities sold	—		393	—	1,634
Fund shares sold	1,459		262	6	208
Dividends and interest receivable	103		39	261	1,164
Prepaid expenses	23		16	32	20

Total assets	236,578		95,857	426,546	200,466

Liabilities
Payables
Written options outstanding at value(2)	—		—	—	116
Fund shares repurchased	158		1,076	306	39
Investment securities purchased	1,181		—	—	6,564
Investment advisory fee	146		92	249	114
Distribution and service fees	28		23	95	43
Administration fee	26		11	47	21
Transfer agent fees and expenses	48		46	177	51
Trustees’ fees and expenses	—	(3)	— (3)	1	1
Professional fee	22		27	24	29
Other accrued expenses	24		10	35	16

Total liabilities	1,633		1,285	934	6,994

Net Assets	$234,945		$94,572	$425,612	$193,472

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$191,223		$82,248	$390,796	$165,518
Accumulated undistributed net investment income (loss)	1,771		(185)	(32)	314
Accumulated undistributed net realized gain (loss)	(9,163)		(8,511)	(55,900)	(5,675)
Net unrealized appreciation (depreciation) on investments	51,114		21,020	90,748	33,315

Net Assets	$234,945		$94,572	$425,612	$193,472

Class A
Net asset value (net assets/shares outstanding) per share	$20.07		$12.95	$10.05	$9.47
Maximum offering price per share NAV/(1–5.75%)	$21.29		$13.74	$10.66	$10.05
Shares of beneficial interest outstanding, no par value, unlimited authorization	3,853,696		5,975,571	40,740,807	20,055,421
Net Assets	$77,327		$77,384	$409,555	$189,926
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—		$—	$8.66	$9.56
Shares of beneficial interest outstanding, no par value, unlimited authorization	—		—	533,298	121,876
Net Assets	$—		$—	$4,617	$1,165
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$18.38		$12.44	$8.66	$9.65
Shares of beneficial interest outstanding, no par value, unlimited authorization	844,135		602,258	774,384	246,685
Net Assets	$15,517		$7,490	$6,707	$2,381
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$20.65		$12.96	$10.21	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,882,596		748,140	463,654	—
Net Assets	$142,101		$9,698	$4,733	$—
(1) Investment in securities at cost	$183,879		$74,127	$335,499	$164,127
(2) Premiums received on written options	$—		$—	$—	$152
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2012

(Reported in thousands)

	Growth & Income Fund	Mid-Cap Core Fund		Mid-Cap Growth Fund	Quality Large-Cap Value Fund		Quality Small-Cap Fund

Investment Income
Dividends	$1,875	$29		$719	$1,144		$7,870
Security lending	6	1		5	2		239
Foreign taxes withheld	(10)	—		— (1)	(9)		—

Total investment income	1,871	30		724	1,137		8,109

Expenses
Investment advisory fees	848	17		682	335		1,952
Service fees, Class A	196	2		193	100		259
Distribution and service fees, Class B	33	—		18	—		—
Distribution and service fees, Class C	255	2		47	33		212
Administration fees	151	2		114	59		373
Transfer agent fee and expenses	263	3		176	96		540
Custodian fees	4	1		3	—	(1)	6
Printing fees and expenses	23	2		41	10		60
Professional fees	30	26		39	26		30
Registration fees	50	40		47	38		49
Trustees’ fees and expenses	7	—	(1)	5	3		17
Miscellaneous expenses	11	2		9	6		23

Total expenses	1,871	97		1,374	706		3,521
Less expenses reimbursed, waived and/or recaptured by investment adviser	(255)	(70)		(56)	(80)		214

Net expenses	1,616	27		1,318	626		3,735

Net investment income (loss)	255	3		(594)	511		4,374

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	9,027	10		22,331	462		12,058
Net realized gain (loss) on written options	(43)	—		—	—		—
Capital gain distributions received from investment companies	— (1)	—	(1)	— (1)	—	(1)	—	(1)
Net change in unrealized appreciation (depreciation) on investments	(5,308)	150		(23,414)	931		7,819
Net change in unrealized appreciation (depreciation) on written options	37	—		—	—		—

Net gain (loss) on investments	3,713	160		(1,083)	1,393		19,877

Net increase (decrease) in net assets resulting from operations	$3,968	$163		$(1,677)	$1,904		$24,251

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED MARCH 31, 2012

(Reported in thousands)

	Small-Cap Core Fund		Small-Cap Sustainable Growth Fund	Strategic Growth Fund	Tactical Allocation Fund

Investment Income
Dividends	$3,753		$691	$4,472	$1,815
Interest	—		—	8	3,639
Security lending	119		10	18	10
Foreign taxes withheld	—		(7)	(32)	(14)

Total investment income	3,872		694	4,466	5,450

Expenses
Investment advisory fees	1,283		765	2,847	1,319
Service fees, Class A	110		158	978	463
Distribution and service fees, Class B	—		—	50	13
Distribution and service fees, Class C	113		63	65	19
Administration fees	228		113	543	259
Transfer agent fee and expenses	223		202	856	262
Custodian fees	4		3	14	8
Printing fees and expenses	37		21	76	34
Professional fees	24		29	30	33
Registration fees	44		40	55	41
Trustees’ fees and expenses	10		5	26	12
Miscellaneous expenses	15		8	36	16

Total expenses	2,091		1,407	5,576	2,479
Less expenses reimbursed, waived and/or recaptured by investment adviser	—		4	—	—

Total expenses	2,091		1,411	5,576	2,479

Net investment income (loss)	1,781		(717)	(1,110)	2,971

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,942		6,935	45,104	9,938
Net realized gain (loss) on foreign currency transactions	—		—	—	(3)
Net realized gain (loss) on written options	—		—	—	(36)
Capital gain distributions received from investment companies	—	(1)	— (1)	— (1)	—
Net change in unrealized appreciation (depreciation) on investments	11,739		6,798	(37,033)	(2,565)
Net change in unrealized appreciation (depreciation) on foreign currency translation	—		—	—	2
Net change in unrealized appreciation (depreciation) on written options	—		—	—	36

Net gain (loss) on investments	18,681		13,733	8,071	7,372

Net increase (decrease) in net assets resulting from operations	$20,462		$13,016	$6,961	$10,343

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Growth & Income Fund		Mid-Cap Core Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$255	$544	$3	$— (1)
Net realized gain (loss)	8,984	14,560	10	13
Net change in unrealized appreciation (depreciation)	(5,271)	1,758	150	150

Increase (decrease) in net assets resulting from operations	3,968	16,862	163	163

From Distributions to Shareholders
Net investment income, Class A	(303)	(615)	—	(1)
Net investment income, Class B	—	(10)	—	—
Net investment income, Class C	—	(69)	—	—
Net investment income, Class I	(38)	(58)	—	(1)
Net realized short-term gains, Class A	—	—	—	(7)
Net realized short-term gains, Class C	—	—	—	(2)
Net realized short-term gains, Class I	—	—	—	(3)
Net realized long-term gains, Class A	—	—	(2)	— (1)
Net realized long-term gains, Class C	—	—	— (1)	— (1)
Net realized long-term gains, Class I	—	—	(3)	— (1)

Decrease in net assets from distributions to shareholders	(341)	(752)	(5)	(14)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(10,633)	(19,478)	205	237
Change in net assets from share transactions, Class B	(1,371)	(2,102)	—	—
Change in net assets from share transactions, Class C	(3,694)	(4,621)	10	39
Change in net assets from share transactions, Class I	130	(4,142)	608	390

Increase (decrease) in net assets from share transactions	(15,568)	(30,343)	823	666

Net increase (decrease) in net assets	(11,941)	(14,233)	981	815

Net Assets
Beginning of period	126,867	141,100	1,446	631

End of period	$114,926	$126,867	$2,427	$1,446

Accumulated undistributed net investment income (loss) at end of period	$53	$142	$3	$—

(1) Amount is less than $500.

See Notes to Financial Statements

Mid-Cap Growth Fund		Quality Large-Cap Value Fund		Quality Small-Cap Fund
Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

$(594)	$(800)	$511	$412	$4,374	$3,206
22,331	11,779	462	1,595	12,058	13,042
(23,414)	9,867	931	4,194	7,819	44,462

(1,677)	20,846	1,904	6,201	24,251	60,710

—	—	(381)	(549)	(914)	(957)
—	—	—	—	—	—
—	—	(8)	(23)	(31)	(93)
—	—	(16)	(6)	(1,722)	(1,569)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	(405)	(578)	(2,667)	(2,619)

(8,438)	(9,666)	(4,791)	(4,421)	7,325	45,414
(626)	(1,635)	—	—	—	—
(389)	(476)	(688)	(555)	(795)	13,905
353	(137)	828	145	44,433	56,240

(9,100)	(11,914)	(4,651)	(4,831)	50,963	115,559

(10,777)	8,932	(3,152)	792	72,547	173,650

97,877	88,945	48,672	47,880	271,482	97,832

$87,100	$97,877	$45,520	$48,672	$344,029	$271,482

$(169)	$—	$253	$149	$2,729	$1,032

See Notes to Financial Statements

VIRTUS EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Small-Cap Core Fund			Small-Cap Sustainable Growth Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011		Year Ended March 31, 2012	Year Ended March 31, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,781	$252		$(717)	$(111)
Net realized gain (loss)	6,942	14,916		6,935	6,351
Net change in unrealized appreciation (depreciation)	11,739	19,573		6,798	5,575

Increase (decrease) in net assets resulting from operations	20,462	34,741		13,016	11,815

From Distributions to Shareholders
Net investment income, Class A	(29)	—		(252)	—
Net investment income, Class B	—	—		—	—
Net investment income, Class C	—	—		—	—
Net investment income, Class I	(267)	—		(147)	(8)
Net realized short-term gains, Class A	—	—		—	—
Net realized short-term gains, Class B	—	—		—	—
Net realized short-term gains, Class C	—	—		—	—
Net realized short-term gains, Class I	—	—		—	—
Net realized long-term gains, Class A	(1,152)	—		—	—
Net realized long-term gains, Class B	—	—		—	—
Net realized long-term gains, Class C	(359)	—		—	—
Net realized long-term gains, Class I	(3,352)	—		—	—

Decrease in net assets from distributions to shareholders	(5,159)	—		(399)	(8)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	36,315	13,189		10,761	44,195
Change in net assets from share transactions, Class B	—	(768	)(1)	—	—
Change in net assets from share transactions, Class C	4,555	2,099		508	4,543
Change in net assets from share transactions, Class I	24,909	50,854		4,916	(1,344)

Increase (decrease) in net assets from share transactions	65,779	65,374		16,185	47,394

Capital Contributions
Fair Funds settlement(2)	—	—		932	—

Net increase (decrease) in net assets	81,082	100,115		29,734	59,201

Net Assets
Beginning of period	153,863	53,748		64,838	5,637

End of period	$234,945	$153,863		$94,572	$64,838

Accumulated undistributed net investment income (loss) at end of period	$1,771	$287		$(185)	$—

(1) Class B shares were converted to Class A shares on June 14, 2010. See Note 12B in the Notes to Financial Statements.

(2) The Fund was a recipient of a portion of a distribution from a Fair Fund established by the United States Securities and Exchange Commission. The proceeds received were part of the Prudential Services, Inc. settlement.

See Notes to Financial Statements

Strategic Growth Fund		Tactical Allocation Fund
Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011

$(1,110)	$(1,527)	$2,971	$3,018
45,104	40,382	9,899	12,510
(37,033)	42,267	(2,527)	7,453

6,961	81,122	10,343	22,981

—	—	(2,721)	(2,959)
—	—	(9)	(14)
—	—	(14)	(11)
—	—	—	—
—	(9,603)	—	—
—	(184)	—	—
—	(189)	—	—
—	(91)	—	—
—	(7,523)	—	—
—	(144)	—	—
—	(148)	—	—
—	(71)	—	—

—	(17,953)	(2,744)	(2,984)

(45,259)	(32,999)	(14,234)	(18,977)
(1,788)	(2,431)	(569)	(429)
(835)	(780)	694	(26)
233	(60)	—	—

(47,649)	(36,270)	(14,109)	(19,432)

—	—	—	—

(40,688)	26,899	(6,510)	565

466,300	439,401	199,982	199,417

$425,612	$466,300	$193,472	$199,982

$(32)	$—	$314	$68

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Growth & Income
Fund
Class A
4/1/11 to 3/31/12	$17.22	0.07	0.70	0.77	(0.06)	—	(0.06)	0.71	$17.93	4.48%		$79,934	1.25%		1.48%		0.40%		51%
4/1/10 to 3/31/11	14.87	0.09	2.37	2.46	(0.11)	—	(0.11)	2.35	17.22	16.69		88,027	1.25		1.53		0.63		44
4/1/09 to 3/31/10	10.15	0.12	4.78	4.90	(0.18)	—	(0.18)	4.72	14.87	48.67		96,335	1.13	(9)	1.34		0.93		34
4/1/08 to 3/31/09	16.47	0.17	(6.33)	(6.16)	(0.16)	—	(0.16)	(6.32)	10.15	(37.65)		87,198	1.42		1.60		1.19		112
9/1/07 to 3/31/08	18.08	0.08	(1.65)	(1.57)	(0.04)	—	(0.04)	(1.61)	16.47	(8.69	)(4)	166,600	1.37	(3)	1.51	(3)	0.73	(3)	53	(4)
9/1/06 to 8/31/07	15.96	0.10	2.20	2.30	(0.18)	—	(0.18)	2.12	18.08	14.43		188,479	1.28		1.42		0.60		37

Class B
4/1/11 to 3/31/12	$16.47	(0.06)	0.67	0.61	—	—	—	0.61	$17.08	3.70%		$2,847	2.00%		2.23%		(0.35)%		51%
4/1/10 to 3/31/11	14.24	(0.01)	2.27	2.26	(0.03)	—	(0.03)	2.23	16.47	15.91		4,177	2.00		2.28		(0.10)		44
4/1/09 to 3/31/10	9.73	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51	14.24	47.49		5,733	1.89	(9)	2.10		0.17		34
4/1/08 to 3/31/09	15.71	0.05	(6.03)	(5.98)	—	—	—	(5.98)	9.73	(38.06)		6,177	2.17		2.35		0.40		112
9/1/07 to 3/31/08	17.31	— (5)	(1.58)	(1.58)	(0.02)	—	(0.02)	(1.60)	15.71	(9.14	)(4)	16,658	2.11	(3)	2.24	(3)	(0.03	)(3)	53	(4)
9/1/06 to 8/31/07	15.26	(0.02)	2.10	2.08	(0.03)	—	(0.03)	2.05	17.31	13.64		24,731	2.03		2.17		(0.14)		37

Class C
4/1/11 to 3/31/12	$16.44	(0.05)	0.66	0.61	—	—	—	0.61	$17.05	3.71%		$25,978	2.00%		2.23%		(0.35)%		51%
4/1/10 to 3/31/11	14.23	(0.02)	2.26	2.24	(0.03)	—	(0.03)	2.21	16.44	15.84		28,944	2.00		2.28		(0.12)		44
4/1/09 to 3/31/10	9.72	0.02	4.58	4.60	(0.09)	—	(0.09)	4.51	14.23	47.60		29,762	1.89	(9)	2.11		0.16		34
4/1/08 to 3/31/09	15.72	0.06	(6.06)	(6.00)	— (5)	—	—	(6.00)	9.72	(38.15)		23,470	2.17		2.35		0.43		112
9/1/07 to 3/31/08	17.31	— (5)	(1.57)	(1.57)	(0.02)	—	(0.02)	(1.59)	15.72	(9.08	)(4)	46,292	2.12	(3)	2.26	(3)	(0.02	)(3)	53	(4)
9/1/06 to 8/31/07	15.26	(0.03)	2.11	2.08	(0.03)	—	(0.03)	2.05	17.31	13.64		53,854	2.03		2.17		(0.15)		37

Class I
4/1/11 to 3/31/12	$17.21	0.11	0.69	0.80	(0.10)	—	(0.10)	0.70	$17.91	4.75%		$6,167	1.00%		1.23%		0.66%		51%
4/1/10 to 3/31/11	14.85	0.13	2.37	2.50	(0.14)	—	(0.14)	2.36	17.21	17.09		5,719	1.00		1.28		0.90		44
4/1/09 to 3/31/10	10.14	0.15	4.77	4.92	(0.21)	—	(0.21)	4.71	14.85	49.00		9,270	0.91	(9)	1.13		1.16		34
4/1/08 to 3/31/09	16.49	0.20	(6.33)	(6.13)	(0.22)	—	(0.22)	(6.35)	10.14	(37.51)		10,063	1.17		1.35		1.40		112
11/13/07(7) to 3/31/08	18.33	0.06	(1.90)	(1.84)	—	—	—	(1.84)	16.49	(10.04	)(4)	22,695	1.19	(3)	1.34	(3)	0.88	(3)	53	(4)
Mid-Cap Core Fund
Class A
4/1/11 to 3/31/12	$14.71	0.01	1.11	1.12	—	(0.03)	(0.03)	1.09	$15.80	7.65%		$945	1.35%		4.61%		0.07%		27%
4/1/10 to 3/31/11	12.57	— (5)	2.37	2.37	(0.04)	(0.19)	(0.23)	2.14	14.71	19.12		669	1.35		10.37		(0.01)		13
6/22/09(7) to 3/31/10	10.00	0.05	2.62	2.67	—	(0.10)	(0.10)	2.57	12.57	26.79	(4)	345	1.35	(3)	20.83	(3)	0.53	(3)	16	(4)

Class C
4/1/11 to 3/31/12	$14.54	(0.09)	1.08	0.99	—	(0.03)	(0.03)	0.96	$15.50	6.78%		$211	2.10%		5.41%		(0.65)%		27%
4/1/10 to 3/31/11	12.49	(0.10)	2.34	2.24	—	(0.19)	(0.19)	2.05	14.54	18.18		189	2.10		11.15		(0.76)		13
6/22/09(7) to 3/31/10	10.00	(0.02)	2.61	2.59	—	(0.10)	(0.10)	2.49	12.49	25.99	(4)	126	2.10	(3)	23.95	(3)	(0.25	)(3)	16	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Mid-Cap Core Fund
(Continued)
Class I
4/1/11 to 3/31/12	$14.72	0.05	1.10	1.15	—	(0.03)	(0.03)	1.12	$15.84	7.85%		$1,271	1.10%		4.41%		0.37%		27%
4/1/10 to 3/31/11	12.59	0.04	2.35	2.39	(0.07)	(0.19)	(0.26)	2.13	14.72	19.33		588	1.10		9.89		0.28		13
6/22/09(7) to 3/31/10	10.00	0.07	2.62	2.69	—	(0.10)	(0.10)	2.59	12.59	26.99	(4)	160	1.10	(3)	22.33	(3)	0.77	(3)	16	(4)
Mid-Cap Growth Fund
Class A
4/1/11 to 3/31/12	$17.67	(0.10)	(0.13)	(0.23)	—	—	—	(0.23)	$17.44	(1.30)%		$78,925	1.49	%(10)	1.56%		(0.64)%		163%
4/1/10 to 3/31/11	14.03	(0.13)	3.77	3.64	—	—	—	3.64	17.67	25.94		88,784	1.45		1.57		(0.85)		81
4/1/09 to 3/31/10	8.83	(0.06)	5.26	5.20	—	—	—	5.20	14.03	58.89		79,547	1.45		1.59		(0.51)		104
4/1/08 to 3/31/09	14.78	(0.05)	(5.90)	(5.95)	—	—	—	(5.95)	8.83	(40.26)		54,233	1.45		1.60		(0.38)		93
11/1/07 to 3/31/08	17.98	(0.05)	(3.15)	(3.20)	—	—	—	(3.20)	14.78	(17.80	)(4)	100,416	1.66	(3)	1.76	(3)	(0.68	)(3)	27	(4)
11/1/06 to 10/31/07	16.33	(0.10)	1.75	1.65	—	—	—	1.65	17.98	10.10		130,028	1.55		1.55		(0.60)		77

Class B
4/1/11 to 3/31/12	$15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	$14.97	(2.03)%		$1,495	2.24	%(10)	2.31%		(1.40)%		163%
4/1/10 to 3/31/11	12.22	(0.19)	3.25	3.06	—	—	—	3.06	15.28	25.04		2,185	2.20		2.32		(1.48)		81
4/1/09 to 3/31/10	7.75	(0.13)	4.60	4.47	—	—	—	4.47	12.22	57.68		3,291	2.20		2.34		(1.24)		104
4/1/08 to 3/31/09	13.09	(0.13)	(5.21)	(5.34)	—	—	—	(5.34)	7.75	(40.79)		3,795	2.20		2.34		(1.17)		93
11/1/07 to 3/31/08	15.97	(0.08)	(2.80)	(2.88)	—	—	—	(2.88)	13.09	(18.03	)(4)	10,600	2.40	(3)	2.50	(3)	(1.42	)(3)	27	(4)
11/1/06 to 10/31/07	14.61	(0.24)	1.60	1.36	—	—	—	1.36	15.97	9.31		15,407	2.29		2.29		(1.53)		77

Class C
4/1/11 to 3/31/12	$15.28	(0.19)	(0.12)	(0.31)	—	—	—	(0.31)	$14.97	(2.03)%		$4,849	2.24	%(10)	2.31%		(1.40)%		163%
4/1/10 to 3/31/11	12.22	(0.21)	3.27	3.06	—	—	—	3.06	15.28	25.04		5,389	2.20		2.32		(1.63)		81
4/1/09 to 3/31/10	7.75	(0.14)	4.61	4.47	—	—	—	4.47	12.22	57.68		4,775	2.20		2.34		(1.29)		104
4/1/08 to 3/31/09	13.07	(0.13)	(5.19)	(5.32)	—	—	—	(5.32)	7.75	(40.70)		2,509	2.20		2.35		(1.16)		93
11/1/07 to 3/31/08	15.96	(0.08)	(2.81)	(2.89)	—	—	—	(2.89)	13.07	(18.11	)(4)	5,629	2.41	(3)	2.51	(3)	(1.43	)(3)	27	(4)
11/1/06 to 10/31/07	14.60	(0.41)	1.77	1.36	—	—	—	1.36	15.96	9.32		6,853	2.20		2.20		(2.60)		77

Class I
4/1/11 to 3/31/12	$17.83	(0.06)	(0.12)	(0.18)	—	—	—	(0.18)	$17.65	(1.01)%		$1,831	1.24	%(10)	1.31%		(0.37)%		163%
4/1/10 to 3/31/11	14.12	(0.09)	3.80	3.71	—	—	—	3.71	17.83	26.27		1,519	1.20		1.32		(0.61)		81
4/1/09 to 3/31/10	8.87	(0.03)	5.28	5.25	—	—	—	5.25	14.12	59.19		1,332	1.20		1.34		(0.28)		104
4/1/08 to 3/31/09	14.80	(0.02)	(5.91)	(5.93)	—	—	—	(5.93)	8.87	(40.07)		765	1.20		1.35		(0.13)		93
11/1/07 to 3/31/08	17.99	(0.03)	(3.16)	(3.19)	—	—	—	(3.19)	14.80	(17.73	)(4)	1,472	1.40	(3)	1.50	(3)	(0.41	)(3)	27	(4)
9/13/07(7) to 10/31/07	17.25	(0.09)	0.83	0.74	—	—	—	0.74	17.99	4.29	(4)	2,086	1.09	(3)	1.09	(3)	(3.85	)(3)	77	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Quality Large-Cap
Value Fund
Class A
4/1/11 to 3/31/12	$10.36	0.12	0.37	0.49	(0.09)	—	(0.09)	0.40	$10.76	4.84%		$40,936	1.35%		1.53%		1.19%		17%
4/1/10 to 3/31/11	9.18	0.09	1.21	1.30	(0.12)	—	(0.12)	1.18	10.36	14.40		44,331	1.35		1.58		0.96		29
4/1/09 to 3/31/10	6.32	0.10	2.87	2.97	(0.11)	—	(0.11)	2.86	9.18	47.40		43,612	1.35		1.52		1.22		165
4/1/08 to 3/31/09	10.51	0.10	(4.24)	(4.14)	(0.05)	—	(0.05)	(4.19)	6.32	(39.44)		44,283	1.35		1.46		1.16		140
7/1/07 to 3/31/08	13.67	0.04	(2.87)	(2.83)	(0.07)	(0.26)	(0.33)	(3.16)	10.51	(21.06	)(4)	90,476	1.52	(3)	1.55	(3)	0.45	(3)	103	(4)
7/1/06 to 6/30/07	11.20	0.06	2.86	2.92	(0.05)	(0.40)	(0.45)	2.47	13.67	26.71		50,788	1.41		1.60		0.46		101

Class C
4/1/11 to 3/31/12	$10.21	0.04	0.37	0.41	(0.02)	—	(0.02)	0.39	$10.60	4.06%		$3,186	2.10%		2.28%		0.43%		17%
4/1/10 to 3/31/11	9.05	0.02	1.20	1.22	(0.06)	—	(0.06)	1.16	10.21	13.56		3,819	2.10		2.33		0.20		29
4/1/09 to 3/31/10	6.24	0.04	2.82	2.86	(0.05)	—	(0.05)	2.81	9.05	46.15		3,925	2.10		2.28		0.48		165
4/1/08 to 3/31/09	10.40	0.03	(4.18)	(4.15)	(0.01)	—	(0.01)	(4.16)	6.24	(39.93)		2,997	2.10		2.20		0.33		140
7/1/07 to 3/31/08	13.60	(0.03)	(2.85)	(2.88)	(0.06)	(0.26)	(0.32)	(3.20)	10.40	(21.54	)(4)	8,950	2.27	(3)	2.31	(3)	(0.33	)(3)	103	(4)
7/1/06 to 6/30/07	11.18	(0.03)	2.85	2.82	— (5)	(0.40)	(0.40)	2.42	13.60	25.77		1,128	2.16		2.58		(0.22)		101

Class I
4/1/11 to 3/31/12	$10.36	0.15	0.37	0.52	(0.12)	—	(0.12)	0.40	$10.76	5.11%		$1,398	1.10%		1.28%		1.46%		17%
4/1/10 to 3/31/11	9.18	0.12	1.20	1.32	(0.14)	—	(0.14)	1.18	10.36	14.67		522	1.10		1.33		1.27		29
4/1/09 to 3/31/10	6.32	0.14	2.85	2.99	(0.13)	—	(0.13)	2.86	9.18	47.74		343	1.10		1.29		1.67		165
6/6/08(7) to 3/31/09	11.04	0.11	(4.76)	(4.65)	(0.07)	—	(0.07)	(4.72)	6.32	(42.22	)(4)	58	1.10	(3)	1.25	(3)	1.68	(3)	140	(4)
Quality Small-Cap
Fund
Class A
4/1/11 to 3/31/12	$12.38	0.18	0.77	0.95	(0.11)	—	(0.11)	0.84	$13.22	7.73%		$120,962	1.42	%(6)	1.34%		1.45%		19%
4/1/10 to 3/31/11	9.98	0.16	2.38	2.54	(0.14)	—	(0.14)	2.40	12.38	25.72		105,975	1.48	(8)(10)	1.50		1.50		28
4/1/09 to 3/31/10	6.29	0.12	3.68	3.80	(0.11)	—	(0.11)	3.69	9.98	60.78		37,605	1.55		1.74		1.37		14
4/1/08 to 3/31/09	9.66	0.14	(3.37)	(3.23)	(0.14)	— (5)	(0.14)	(3.37)	6.29	(33.77)		23,355	1.45		1.84		1.81		15
9/1/07 to 3/31/08	11.74	0.11	(2.08)	(1.97)	(0.08)	(0.03)	(0.11)	(2.08)	9.66	(16.92	)(4)	12,422	1.47	(3)	1.63	(3)	1.68	(3)	0	(4)
9/1/06 to 8/31/07	10.05	0.25	1.51	1.76	(0.05)	(0.02)	(0.07)	1.69	11.74	17.51		8,506	1.40		2.19		2.14		17

Class C
4/1/11 to 3/31/12	$12.36	0.08	0.78	0.86	(0.02)	—	(0.02)	0.84	$13.20	6.96%		$22,765	2.17	%(6)	2.09%		0.66%		19%
4/1/10 to 3/31/11	9.97	0.09	2.37	2.46	(0.07)	—	(0.07)	2.39	12.36	24.75		22,174	2.21	(8)(10)	2.22		0.83		28
4/1/09 to 3/31/10	6.28	0.05	3.69	3.74	(0.05)	—	(0.05)	3.69	9.97	59.74		3,407	2.30		2.48		0.64		14
4/1/08 to 3/31/09	9.65	0.07	(3.37)	(3.30)	(0.07)	— (5)	(0.07)	(3.37)	6.28	(34.30)		1,436	2.19		2.55		0.89		15
9/1/07 to 3/31/08	11.68	0.06	(2.06)	(2.00)	—	(0.03)	(0.03)	(2.03)	9.65	(17.25	)(4)	2,108	2.22	(3)	2.38	(3)	0.92	(3)	0	(4)
9/1/06 to 8/31/07	10.04	0.10	1.57	1.67	(0.01)	(0.02)	(0.03)	1.64	11.68	16.61		1,354	2.16		3.45		0.89		17

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Quality Small-Cap
Fund (Continued)
Class I
4/1/11 to 3/31/12	$12.38	0.22	0.77	0.99	(0.14)	—	(0.14)	0.85	$13.23	8.08%		$200,302	1.17	%(6)	1.09%		1.77%		19%
4/1/10 to 3/31/11	9.99	0.18	2.38	2.56	(0.17)	—	(0.17)	2.39	12.38	25.89		143,333	1.23	(8)(10)	1.26		1.73		28
4/1/09 to 3/31/10	6.29	0.14	3.69	3.83	(0.13)	—	(0.13)	3.70	9.99	61.32		56,820	1.30		1.48		1.61		14
4/1/08 to 3/31/09	9.67	0.16	(3.38)	(3.22)	(0.16)	— (5)	(0.16)	(3.38)	6.29	(33.66)		33,496	1.19		1.55		1.95		15
9/1/07 to 3/31/08	11.76	0.13	(2.08)	(1.95)	(0.11)	(0.03)	(0.14)	(2.09)	9.67	(16.75	)(4)	46,717	1.25	(3)	1.42	(3)	2.07	(3)	0	(4)
9/1/06 to 8/31/07	10.06	0.21	1.57	1.78	(0.06)	(0.02)	(0.08)	1.70	11.76	17.74		10,691	1.15		2.54		1.82		17
Small-Cap Core Fund
Class A
4/1/11 to 3/31/12	$18.82	0.20	1.66	1.86	(0.02)	(0.59)	(0.61)	1.25	$20.07	10.17%		$77,327	1.34%		1.34%		1.08%		10%
4/1/10 to 3/31/11	14.81	0.01	4.00	4.01	—	—	—	4.01	18.82	27.08		35,679	1.47	(10)	1.47		0.04		22
4/1/09 to 3/31/10	9.36	(0.04)	5.49	5.45	—	—	—	5.45	14.81	58.23		15,167	1.62		1.62		(0.32)		23
4/1/08 to 3/31/09	14.76	— (5)	(3.89)	(3.89)	— (5)	(1.51)	(1.51)	(5.40)	9.36	(29.71)		10,339	1.59		1.59		(0.01)		95
1/1/08 to 3/31/08	17.31	(0.02)	(2.53)	(2.55)	—	—	—	(2.55)	14.76	(14.73	)(4)	20,204	1.66	(3)	1.66	(3)	(0.60	)(3)	8	(4)
1/1/07 to 12/31/07	19.46	(0.12)	0.10	(0.02)	—	(2.13)	(2.13)	(2.15)	17.31	(0.32)		25,534	1.45		1.45		(0.63)		18

Class C
4/1/11 to 3/31/12	$17.40	0.03	1.54	1.57	—	(0.59)	(0.59)	0.98	$18.38	9.33%		$15,517	2.09%		2.09%		0.15%		10%
4/1/10 to 3/31/11	13.79	(0.11)	3.72	3.61	—	—	—	3.61	17.40	26.18		10,067	2.24	(10)	2.24		(0.74)		22
4/1/09 to 3/31/10	8.78	(0.13)	5.14	5.01	—	—	—	5.01	13.79	57.06		5,989	2.37		2.37		(1.06)		23
4/1/08 to 3/31/09	14.05	(0.09)	(3.67)	(3.76)	— (5)	(1.51)	(1.51)	(5.27)	8.78	(30.33)		3,028	2.34		2.34		(0.79)		95
1/1/08 to 3/31/08	16.50	(0.05)	(2.40)	(2.45)	—	—	—	(2.45)	14.05	(14.85	)(4)	6,569	2.41	(3)	2.41	(3)	(1.35	)(3)	8	(4)
1/1/07 to 12/31/07	18.79	(0.26)	0.10	(0.16)	—	(2.13)	(2.13)	(2.29)	16.50	(1.09)		8,590	2.20		2.20		(1.38)		18

Class I
4/1/11 to 3/31/12	$19.33	0.21	1.75	1.96	(0.05)	(0.59)	(0.64)	1.32	$20.65	10.45%		$142,101	1.09%		1.09%		1.11%		10%
4/1/10 to 3/31/11	15.17	0.06	4.10	4.16	—	—	—	4.16	19.33	27.42		108,117	1.22	(10)	1.22		0.37		22
4/1/09 to 3/31/10	9.56	(0.01)	5.62	5.61	—	—	—	5.61	15.17	58.68		31,810	1.37		1.37		(0.06)		23
4/1/08 to 3/31/09	15.02	0.03	(3.98)	(3.95)	— (5)	(1.51)	(1.51)	(5.46)	9.56	(29.59)		17,881	1.34		1.34		0.22		95
1/1/08 to 3/31/08	17.60	(0.01)	(2.57)	(2.58)	—	—	—	(2.58)	15.02	(14.66	)(4)	32,655	1.41	(3)	1.41	(3)	(0.36	)(3)	8	(4)
1/1/07 to 12/31/07	19.70	(0.08)	0.11	0.03	—	(2.13)	(2.13)	(2.10)	17.60	(0.11)		42,525	1.20		1.20		(0.38)		18
Small-Cap Sustainable
Growth Fund
Class A
4/1/11 to 3/31/12	$11.03	(0.10)	2.06	1.96	(0.04)	—	(0.04)	1.92	$12.95	17.83	%(12)	$77,384	1.65	%(6)	1.65%		(0.84)%		46%
4/1/10 to 3/31/11	9.51	(0.02)	1.54	1.52	—	—	—	1.52	11.03	15.98		55,662	1.67	(10)	1.91		(0.17)		17
4/1/09 to 3/31/10	6.20	(0.06)	3.37	3.31	—	—	—	3.31	9.51	53.39		1,180	1.65		2.27		(0.77)		26
4/1/08 to 3/31/09	9.15	(0.08)	(2.87)	(2.95)	—	—	—	(2.95)	6.20	(32.24)		2,185	1.44	(8)	1.97		(0.87)		64
9/1/07 to 3/31/08	10.34	(0.07)	(1.12)	(1.19)	—	—	—	(1.19)	9.15	(11.51	)(4)	8,481	1.54	(3)	1.84	(3)	(1.12	)(3)	12	(4)
9/1/06 to 8/31/07	9.79	(0.10)	0.65	0.55	—	—	—	0.55	10.34	5.62		10,222	1.40		2.16		(0.96)		26

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Small-Cap Sustainable
Growth Fund (Continued)
Class C
4/1/11 to 3/31/12	$10.64	(0.18)	1.98	1.80	—	—	—	1.80	$12.44	16.92	%(12)	$7,490	2.40	%(6)	2.40%		(1.58)%		46%
4/1/10 to 3/31/11	9.24	(0.09)	1.49	1.40	—	—	—	1.40	10.64	15.15		5,981	2.42	(10)	2.67		(0.93)		17
4/1/09 to 3/31/10	6.06	(0.11)	3.29	3.18	—	—	—	3.18	9.24	52.48		359	2.40		3.18		(1.34)		26
4/1/08 to 3/31/09	9.03	(0.12)	(2.85)	(2.97)	—	—	—	(2.97)	6.06	(32.89)		165	2.22	(8)	2.72		(1.57)		64
9/1/07 to 3/31/08	10.25	(0.11)	(1.11)	(1.22)	—	—	—	(1.22)	9.03	(11.90	)(4)	181	2.29	(3)	2.60	(3)	(1.86	)(3)	12	(4)
9/1/06 to 8/31/07	9.77	(0.18)	0.66	0.48	—	—	—	0.48	10.25	4.81		174	2.15		4.31		(1.78)		26

Class I
4/1/11 to 3/31/12	$11.04	(0.06)	2.05	1.99	(0.07)	—	(0.07)	1.92	$12.96	18.03	%(12)	$9,698	1.40	%(6)	1.40%		(0.55)%		46%
4/1/10 to 3/31/11	9.52	(0.01)	1.56	1.55	(0.03)	—	(0.03)	1.52	11.04	16.26		3,195	1.42	(10)	1.88		(0.05)		17
4/1/09 to 3/31/10	6.18	(0.04)	3.38	3.34	—	—	—	3.34	9.52	54.05		4,098	1.40		2.10		(0.49)		26
4/1/08 to 3/31/09	9.19	(0.04)	(2.97)	(3.01)	—	—	—	(3.01)	6.18	(32.75)		6,010	1.23	(8)	1.72		(0.55)		64
9/1/07 to 3/31/08	10.37	(0.05)	(1.13)	(1.18)	—	—	—	(1.18)	9.19	(11.38	)(4)	5,971	1.30	(3)	1.60	(3)	(0.88	)(3)	12	(4)
9/1/06 to 8/31/07	9.79	(0.08)	0.66	0.58	—	—	—	0.58	10.37	5.92		6,231	1.16		2.94		(0.77)		26
Strategic Growth Fund
Class A
4/1/11 to 3/31/12	$9.79	(0.02)	0.28	0.26	—	—	—	0.26	$10.05	2.66%		$409,555	1.35%		1.35%		(0.25)%		115%
4/1/10 to 3/31/11	8.48	(0.03)	1.71	1.68	—	(0.37)	(0.37)	1.31	9.79	20.90		447,994	1.44	(8)	1.44		(0.34)		82
4/1/09 to 3/31/10	5.78	(0.02)	2.72	2.70	—	—	—	2.70	8.48	46.71		420,181	1.46		1.46		(0.31)		52
4/1/08 to 3/31/09	9.50	(0.03)	(3.69)	(3.72)	—	—	—	(3.72)	5.78	(39.16)		71,082	1.53		1.53		(0.43)		91
5/1/07 to 3/31/08	9.99	(0.05)	(0.44)	(0.49)	—	—	—	(0.49)	9.50	(4.90	)(4)	133,119	1.44	(3)	1.44	(3)	(0.53	)(3)	75	(4)
5/1/06 to 4/30/07	9.78	(0.06)	0.27	0.21	—	—	—	0.21	9.99	2.15		161,396	1.61		1.61		(0.61)		81

Class B
4/1/11 to 3/31/12	$8.49	(0.08)	0.25	0.17	—	—	—	0.17	$8.66	2.00%		$4,617	2.10%		2.10%		(1.01)%		115%
4/1/10 to 3/31/11	7.46	(0.08)	1.48	1.40	—	(0.37)	(0.37)	1.03	8.49	19.97		6,449	2.20	(8)	2.20		(1.09)		82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70		8,067	2.21		2.21		(1.07)		52
4/1/08 to 3/31/09	8.48	(0.08)	(3.28)	(3.36)	—	—	—	(3.36)	5.12	(39.62)		2,374	2.27		2.27		(1.18)		91
5/1/07 to 3/31/08	8.98	(0.11)	(0.39)	(0.50)	—	—	—	(0.50)	8.48	(5.57	)(4)	6,242	2.19	(3)	2.19	(3)	(1.27	)(3)	75	(4)
5/1/06 to 4/30/07	8.86	(0.12)	0.24	0.12	—	—	—	0.12	8.98	1.35		9,932	2.36		2.36		(1.36)		81

Class C
4/1/11 to 3/31/12	$8.50	(0.08)	0.24	0.16	—	—	—	0.16	$8.66	1.88%		$6,707	2.10%		2.10%		(1.00)%		115%
4/1/10 to 3/31/11	7.46	(0.08)	1.49	1.41	—	(0.37)	(0.37)	1.04	8.50	20.11		7,507	2.20	(8)	2.20		(1.09)		82
4/1/09 to 3/31/10	5.12	(0.07)	2.41	2.34	—	—	—	2.34	7.46	45.70		7,351	2.21		2.21		(1.08)		52
4/1/08 to 3/31/09	8.49	(0.08)	(3.29)	(3.37)	—	—	—	(3.37)	5.12	(39.69)		1,685	2.28		2.28		(1.18)		91
5/1/07 to 3/31/08	8.99	(0.11)	(0.39)	(0.50)	—	—	—	(0.50)	8.49	(5.56	)(4)	3,625	2.19	(3)	2.19	(3)	(1.27	)(3)	75	(4)
5/1/06 to 4/30/07	8.87	(0.11)	0.23	0.12	—	—	—	0.12	8.99	1.35		4,843	2.32		2.32		(1.30)		81

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(11)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(11)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Growth Fund
(Continued)
Class I
4/1/11 to 3/31/12	$9.92	—	0.29	0.29	—	—	—	0.29	$10.21	2.92%		$4,733	1.10%		1.10%		0.00%		115%
4/1/10 to 3/31/11	8.56	(0.01)	1.74	1.73	—	(0.37)	(0.37)	1.36	9.92	21.29		4,350	1.20	(8)	1.19		(0.09)		82
4/1/09 to 3/31/10	5.82	(0.01)	2.75	2.74	—	—	—	2.74	8.56	47.08		3,802	1.22		1.22		(0.07)		52
4/1/08 to 3/31/09	9.54	(0.01)	(3.71)	(3.72)	—	—	—	(3.72)	5.82	(38.99)		3,127	1.28		1.28		(0.18)		91
5/1/07 to 3/31/08	10.01	(0.03)	(0.44)	(0.47)	—	—	—	(0.47)	9.54	(4.70	)(4)	5,689	1.19	(3)	1.19	(3)	(0.27	)(3)	75	(4)
9/29/06(7) to 4/30/07	9.26	(0.01)	0.76	0.75	—	—	—	0.75	10.01	8.10	(4)	7,208	1.27	(3)	1.27	(3)	(0.24	)(3)	81	(4)
Tactical Allocation
Fund
Class A
4/1/11 to 3/31/12	$9.08	0.14	0.38	0.52	(0.13)	—	(0.13)	0.39	$9.47	5.88%		$189,926	1.30%		1.30%		1.59%		128%
4/1/10 to 3/31/11	8.18	0.13	0.90	1.03	(0.13)	—	(0.13)	0.90	9.08	12.78		196,705	1.36		1.36		1.59		126
4/1/09 to 3/31/10	6.33	0.16	1.87	2.03	(0.18)	—	(0.18)	1.85	8.18	32.29		195,988	1.33		1.33		2.09		139
4/1/08 to 3/31/09	8.59	0.24	(2.18)	(1.94)	(0.26)	(0.06)	(0.32)	(2.26)	6.33	(23.17)		163,586	1.33		1.33		3.19		86
5/1/07 to 3/31/08	9.71	0.22	(0.48)	(0.26)	(0.23)	(0.63)	(0.86)	(1.12)	8.59	(3.08	)(4)	250,502	1.32	(3)	1.32	(3)	2.52	(3)	44	(4)
5/1/06 to 4/30/07	9.18	0.23	0.75	0.98	(0.24)	(0.21)	(0.45)	0.53	9.71	10.93		296,354	1.34		1.34		2.47		46

Class B
4/1/11 to 3/31/12	$9.17	0.07	0.39	0.46	(0.07)	—	(0.07)	0.39	$9.56	5.02%		$1,165	2.05%		2.05%		0.82%		128%
4/1/10 to 3/31/11	8.26	0.07	0.91	0.98	(0.07)	—	(0.07)	0.91	9.17	11.94		1,697	2.11		2.11		0.85		126
4/1/09 to 3/31/10	6.39	0.10	1.89	1.99	(0.12)	—	(0.12)	1.87	8.26	31.34		1,961	2.08		2.08		1.35		139
4/1/08 to 3/31/09	8.65	0.18	(2.18)	(2.00)	(0.20)	(0.06)	(0.26)	(2.26)	6.39	(23.59)		2,217	2.08		2.08		2.38		86
5/1/07 to 3/31/08	9.77	0.15	(0.48)	(0.33)	(0.16)	(0.63)	(0.79)	(1.12)	8.65	(3.79	)(4)	4,820	2.06	(3)	2.06	(3)	1.76	(3)	44	(4)
5/1/06 to 4/30/07	9.23	0.16	0.76	0.92	(0.17)	(0.21)	(0.38)	0.54	9.77	10.04		7,059	2.08		2.08		1.73		46

Class C
4/1/11 to 3/31/12	$9.25	0.08	0.38	0.46	(0.06)	—	(0.06)	0.40	$9.65	5.06%		$2,381	2.05%		2.05%		0.87%		128%
4/1/10 to 3/31/11	8.33	0.07	0.92	0.99	(0.07)	—	(0.07)	0.92	9.25	11.96		1,580	2.11		2.11		0.83		126
4/1/09 to 3/31/10	6.44	0.10	1.91	2.01	(0.12)	—	(0.12)	1.89	8.33	31.41		1,468	2.08		2.08		1.32		139
4/1/08 to 3/31/09	8.73	0.18	(2.21)	(2.03)	(0.20)	(0.06)	(0.26)	(2.29)	6.44	(23.72)		800	2.08		2.08		2.38		86
5/1/07 to 3/31/08	9.86	0.16	(0.50)	(0.34)	(0.16)	(0.63)	(0.79)	(1.13)	8.73	(3.85	)(4)	1,840	2.07	(3)	2.07	(3)	1.78	(3)	44	(4)
5/1/06 to 4/30/07	9.31	0.16	0.77	0.93	(0.17)	(0.21)	(0.38)	0.55	9.86	10.06		1,652	2.09		2.09		1.72		46

Footnote Legend:

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.
(7)	Inception date.
(8)	Represents a blended ratio.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

(9)

For the Growth & Income Fund, the ratio of net expenses to average net assets includes the effect of $265 (reported in 000’s) reimbursement of extraordinary legal expenses incurred during the fiscal years ended March 31, 2008 and August 31, 2007, along with an additional $96 (reported in 000’s) of extraordinary expenses incurred in the fiscal period ended March 31, 2010. If excluded, the net expense ratios for the period ended March 31, 2010 would have been as follows: Class A 1.25%, Class B 2.00%, Class C 2.00%, Class I 1.00%.

(10)	Net expense ratio includes extraordinary expenses.
(11)	For Funds which may invest in other funds the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(12)

Includes the effect of a distribution from a Fair Fund settlement. Without this effect, the total return would have been 16.55% for Class A shares, 15.60% for Class C shares and 17.03% for Class I shares.

See Notes to Financial Statements

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

1.	Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 funds are offered for sale, of which nine are reported in this annual report. Each Fund’s investment objective is outlined on the respective Fund’s Summary page.

All Funds offer Class A and Class C shares. All Funds with the exception of the Tactical Allocation Fund offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions refer to the prospectus.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Securities valuation:

Security valuation procedures for the Funds have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

The Funds utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Funds fair value foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income taxes:

Each Fund is treated as a separate taxable entity. It is the intent of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2009 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by certain Funds.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed-upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or market sector advance. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may use options contracts to hedge against changes in the values of equities.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value ” on the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value.” Changes in value of the purchased option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

H.	Loan agreements:

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. At March 31, 2012, the Funds only hold assignment loans.

I.	Securities lending:

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon. Under the terms of the agreement, each such Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government and its agencies. Cash collateral is invested in a money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by The Bank of New York Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. Effective November 7, 2011, securities lending is suspended on all Virtus Mutual Funds.

3.	Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA,” the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust.

For managing, or directing the management of, the investments of each Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Quality Small-Cap Fund	0.70%
Small-Cap Core Fund	0.75

	First $1 Billion	$1+ Billion Through $2 Billion	$2 + Billion
Growth & Income Fund	0.75%	0.70%	0.65%
Mid-Cap Core Fund	0.80	0.75	0.70
Quality Large-Cap Value Fund	0.75	0.70	0.65
Strategic Growth Fund	0.70	0.65	0.60
Tactical Allocation Fund	0.70	0.65	0.60

	First $400 Million	$400+ Million Through $1 Billion	$1+ Billion
Small-Cap Sustainable Growth	0.90%	0.85%	0.80%

	First $500 Million	Over $500 Million
Mid-Cap Growth Fund	0.80%	0.70%

The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

B.	Subadvisers:

A subadviser manages the investments of each Fund for which the subadviser is paid a fee by the Adviser. The subadvisers (each an affiliate of VIA) with respect to the Funds are as follows:

Fund	Subadviser	Fund	Subadviser
Growth & Income Fund	Euclid Advisors LLC(1)	Small-Cap Core Fund	Kayne Anderson Rudnick Investment Management, LLC
Mid-Cap Core Fund	Kayne Anderson Rudnick Investment Management, LLC	Small-Cap Sustainable Growth Fund	Kayne Anderson Rudnick Investment Management, LLC
Mid-Cap Growth Fund	Kayne Anderson Rudnick Investment Management, LLC(2)	Strategic Growth Fund	Kayne Anderson Rudnick Investment Management, LLC(3)
Quality Large-Cap Value Fund	Kayne Anderson Rudnick Investment Management, LLC	Tactical Allocation Fund (Fixed Income Portfolio)	Newfleet Asset Management LLC (Hartford, CT)(4)
Quality Small-Cap Fund	Kayne Anderson Rudnick Investment Management, LLC	Tactical Allocation Fund (Equity Portfolio)	Euclid Advisors LLC(1)

(1)	Effective September 30, 2011.
(2)	Effective February 22, 2012. Prior to that, the Fund was subadvised by Harris Investment Management, Inc. (a subsidiary of Bank of Montreal, a minority investor in Virtus).

(3)	Effective September 30, 2011. Prior to that, the Fund was subadvised by Newfleet Asset Management, LLC (formerly known as SCM Advisors LLC).
(4)	Effective December 20, 2011. Prior to that, the Fund was subadvised by Newfleet Asset Management, LLC (formerly known as SCM Advisors, LLC).

C.	Expense Limits and Fee Waivers:

The Adviser has voluntarily agreed to limit total Fund operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed the following percentages of the average annual net asset values for the following Funds. The voluntary agreement may be discontinued with respect to any and all Funds at any time.

	Class A	Class B	Class C	Class I
Growth & Income Fund	1.25%	2.00%	2.00%	1.00%
Mid-Cap Core Fund	1.35	N/A	2.10	1.10
Mid-Cap Growth Fund	1.45	2.20	2.20	1.20
Quality Large-Cap Value Fund	1.35	N/A	2.10	1.10
Quality Small-Cap Fund	1.42	N/A	2.17	1.17
Small-Cap Sustainable Growth Fund	1.65	N/A	2.40	1.40
Strategic Growth Fund	1.47	2.22	2.22	1.22

The Adviser may recapture operating expenses waived or reimbursed under this arrangement, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitation or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the end of the fiscal year shown below ($ reported in thousands):

	Expiration Date
	2013	2014	2015	Total
Growth & Income Fund	$311	$332	$255	$898
Mid-Cap Core Fund	73	72	70	215
Mid-Cap Growth Fund	110	109	50	269
Quality Large-Cap Value Fund	85	106	81	272
Quality Small-Cap Fund*	152	47	—	199
Small-Cap Sustainable Growth Fund*	51	121	—	172

*	Adviser is currently recapturing previously waived or reimbursed expenses.

D.	Distributor:

($ reported in thousands)

As the distributor of each Fund’s shares, VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, has advised the Funds that for the fiscal year ended March 31, 2012, it retained Class A net commissions of $74, Class B deferred sales charges of $10 and Class C deferred sales charges of $12.

In addition, each Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and shareholder service plan, at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of each respective Class. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges of share classes with CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

E.	Administration and Transfer Agent Services:

($ reported in thousands)

VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2012, VP Distributors received administration fees totaling $1,368 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the year ended March 31, 2012, VP Distributors received transfer agent fees totaling $2,045 which are included in the Statements of Operations. A portion of these fees is paid to outside entities that also provide services to the Funds.

F.	Affiliated Shareholders:

($ reported in thousands except shares)

At March 31, 2012, Virtus, its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds, which may be redeemed at any time, and which aggregated as follows:

	Shares	Aggregate Net Assets
Mid-Cap Core Fund
Class A	10,291	$163
Class C	10,264	159
Class I	10,318	163
Quality Small-Cap Fund
Class A	22,165	293
Class I	132,972	1,759
Small-Cap Core Fund
Class A	8,761	176
Class I	244,369	5,046

4.	Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of investment securities (excluding U.S. Government and agency securities, short-term securities and forward currency contracts) during the year ended March 31, 2012, were as follows:

	Purchases	Sales
Growth & Income Fund	$57,349	$74,319
Mid-Cap Core Fund	1,387	559
Mid-Cap Growth Fund	139,503	148,739
Quality Large-Cap Value Fund	7,449	11,960
Quality Small-Cap Fund	97,128	50,381
Small-Cap Core Fund	79,109	17,200
Small-Cap Sustainable Growth Fund	52,597	37,182
Strategic Growth Fund	471,973	521,849
Tactical Allocation Fund	163,400	138,706

The Tactical Allocation Fund had purchases of $70,319 and sales of $106,117 of long-term U.S. Government and agency securities during the period ended March 31, 2012.

5.	Derivative Transactions

($ reported in thousands)

Certain Funds invested in derivative instruments during the reporting period through the form of written covered call options. The primary type of risk associated with these options is equity price risk. The Growth & Income Fund and Tactical Allocation Fund invest in written covered call options contracts in an attempt to manage such risk and with the purpose of generating realized gains.

For additional information on the written covered call options in which each Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2G.

Written options transactions, during the year ended March 31, 2012, were as follows:

	Growth & Income Fund		Tactical Allocation Fund
Call options	# of contracts	Premium Received	# of contracts	Premium Received
Options outstanding at beginning of year	—	$—	—	$—
Written options	780	233	750	220
Options repurchased	(400)	(73)	(380)	(68)

Options outstanding at March 31, 2012	380	$160	370	$152

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

The average daily notional amount of written options during the year ended March 31, 2012 was $(34) and $(24), respectively, for the Growth & Income Fund and Tactical Allocation Fund.

Written options, as presented in the Statement of Assets and Liabilities, as of March 31, 2012 are located under “Written options outstanding at value” at a fair value of $(123) and $(116), respectively, for the Growth & Income Fund and Tactical Allocation Fund.

At March 31, 2012, gains/(losses) related to written options are disclosed in the “Net unrealized appreciation (depreciation) on investments” in the Statement of Assets and Liabilities in the amount of $37 and $36, respectively, for the Growth & Income Fund and Tactical Allocation Fund.

For the year ended March 31, 2012, changes in the value of written options are included in “Net change in unrealized appreciation/(depreciation) on written options” in the Statement of Operations in the amount of $37 and $36, respectively, for the Growth & Income Fund and Tactical Allocation Fund. Realized gain/(loss) on written options are disclosed in “Net realized gain (loss) on written options” in the Statement of Operations in the amount of $(43) and $(36), respectively, for the Growth & Income Fund and Tactical Allocation Fund.

6.	Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Growth & Income Fund				Mid-Cap Core Fund
	Year Ended March 31, 2012		Year Ended March 31, 2011		Year Ended March 31, 2012			Year Ended March 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES		AMOUNT	SHARES		AMOUNT

Class A
Sale of shares	173	$2,856	248	$3,765	20		$287	18		$243
Reinvestment of distributions	16	263	39	533	—	(1)	2	1		8
Shares repurchased	(842)	(13,752)	(1,656)	(23,776)	(5)		(84)	(1)		(14)

Net Increase / (Decrease)	(653)	$(10,633)	(1,369)	$(19,478)	15		$205	18		$237

Class B
Sale of shares	— (1)	$1	1	$18	—		$—	—		$—
Reinvestment of distributions	—	—	1	9	—		—	—		—
Shares repurchased	(87)	(1,372)	(151)	(2,129)	—		—	—		—

Net Increase / (Decrease)	(87)	$(1,371)	(149)	$(2,102)	—		$—	—		$—

Class C
Sale of shares	28	$441	41	$594	1		$14	3		$37
Reinvestment of distributions	—	—	4	56	—	(1)	— (1)	—	(1)	2
Shares repurchased	(265)	(4,135)	(376)	(5,271)	—	(1)	(4)	—	(1)	—	(1)

Net Increase / (Decrease)	(237)	$(3,694)	(331)	$(4,621)	1		$10	3		$39

Class I
Sale of shares	95	$1,510	11	$167	57		$837	27		$387
Reinvestment of distributions	2	35	4	51	—	(1)	3	—	(1)	3
Shares repurchased	(85)	(1,415)	(307)	(4,360)	(17)		(232)	—		—

Net Increase / (Decrease)	12	$130	(292)	$(4,142)	40		$608	27		$390

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

	Mid-Cap Growth Fund				Quality Large-Cap Value Fund
	Year Ended March 31, 2012		Year Ended March 31, 2011		Year Ended March 31, 2012		Year Ended March 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	237	$3,623	272	$3,991	125	$1,238	178	$1,650
Reinvestment of distributions	—	—	—	—	29	286	48	426
Shares repurchased	(737)	(12,061)	(919)	(13,657)	(629)	(6,315)	(697)	(6,497)

Net Increase / (Decrease)	(500)	$(8,438)	(647)	$(9,666)	(475)	$(4,791)	(471)	$(4,421)

Class B
Sale of shares	23	$296	13	$157	—	$—	—	$—
Shares repurchased	(67)	(922)	(139)	(1,792)	—	—	—	—

Net Increase / (Decrease)	(44)	$(626)	(126)	$(1,635)	—	$—	—	$—

Class C
Sale of shares	13	$183	20	$261	42	$401	24	$225
Reinvestment of distributions	—	—	—	—	1	6	2	15
Shares repurchased	(42)	(572)	(58)	(737)	(116)	(1,095)	(85)	(795)

Net Increase / (Decrease)	(29)	$(389)	(38)	$(476)	(73)	$(688)	(59)	$(555)

Class I
Sale of shares	29	$521	5	$79	101	$1,033	34	$345
Reinvestment of distributions	—	—	—	—	2	16	— (1)	4
Shares repurchased	(11)	(168)	(14)	(216)	(23)	(221)	(22)	(204)

Net Increase / (Decrease)	18	$353	(9)	$(137)	80	$828	12	$145

	Quality Small-Cap Fund				Small-Cap Core Fund
	Year Ended March 31, 2012		Year Ended March 31, 2011		Year Ended March 31, 2012		Year Ended March 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,870	$35,013	1,074	$11,240	2,632	$48,734	717	$11,554
Reinvestment of distributions	71	852	80	883	60	1,104	—	—
Plan of Reorganization (Note 12)	—	—	5,563	53,432	—	—	554	7,966
Conversion of Class B shares to Class A shares (Note 12B)	—	—	—	—	—	—	47	684
Shares repurchased	(2,354)	(28,540)	(1,922)	(20,141)	(735)	(13,523)	(446)	(7,015)

Net Increase / (Decrease)	587	$7,325	4,795	$45,414	1,957	$36,315	872	$13,189

Class B
Sale of shares	—	$—	—	$—	—	$—	— (1)	$— (1)
Conversion of Class B shares to Class A shares (Note 12B)	—	—	—	—	—	—	(51)	(684)
Shares repurchased	—	—	—	—	—	—	(6)	(84)

Net Increase / (Decrease)	—	$—	—	$—	—	$—	(57)	$(768)

Class C
Sale of shares	247	$3,052	137	$1,526	368	$6,259	174	$2,583
Reinvestment of distributions	2	27	7	81	18	298	—	—
Plan of Reorganization (Note 12)	—	—	1,587	15,255	—	—	47	623
Shares repurchased	(319)	(3,874)	(279)	(2,957)	(120)	(2,002)	(76)	(1,107)

Net Increase / (Decrease)	(70)	$(795)	1,452	$13,905	266	$4,555	145	$2,099

Class I
Sale of shares	6,167	$75,624	3,574	$36,831	2,514	$47,345	951	$15,505
Reinvestment of distributions	117	1,412	117	1,268	171	3,224	—	—
Plan of Reorganization (Note 12)	—	—	4,935	47,396	—	—	3,951	58,273
Shares repurchased	(2,721)	(32,603)	(2,740)	(29,255)	(1,396)	(25,660)	(1,406)	(22,924)

Net Increase / (Decrease)	3,563	$44,433	5,886	$56,240	1,289	$24,909	3,496	$50,854

(1)	Amount less than 500.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

	Small-Cap Sustainable Growth Fund				Strategic Growth Fund
	Year Ended March 31, 2012		Year Ended March 31, 2011		Year Ended March 31, 2012		Year Ended March 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	2,150	$25,590	121	$1,180	834	$7,846	949	$8,023
Reinvestment of distributions	19	224	—	—	—	—	1,965	15,326
Plan of Reorganization (Note 12)	—	—	5,794	52,387	—	—	—	—
Shares repurchased	(1,239)	(15,053)	(994)	(9,372)	(5,852)	(53,105)	(6,725)	(56,348)

Net Increase / (Decrease)	930	$10,761	4,921	$44,195	(5,018)	$(45,259)	(3,811)	$(32,999)

Class B
Sale of shares	—	—	—	$—	9	$71	6	$43
Reinvestment of distributions	—	—	—	—	—	—	47	321
Shares repurchased	—	—	—	—	(235)	(1,859)	(375)	(2,795)

Net Increase / (Decrease)	—	$—	—	$—	(226)	$(1,788)	(322)	$(2,431)

Class C
Sale of shares	207	$2,380	7	$66	21	$168	41	$301
Reinvestment of distributions	—	—	—	—	—	—	34	233
Plan of Reorganization (Note 12)	—	—	628	5,509	—	—	—	—
Shares repurchased	(166)	(1,872)	(112)	(1,032)	(130)	(1,003)	(177)	(1,314)

Net Increase / (Decrease)	41	$508	523	$4,543	(109)	$(835)	(102)	$(780)

Class I
Sale of shares	2,888	$34,085	16	$158	62	$570	30	$257
Reinvestment of distributions	8	100	1	8	—	—	19	148
Shares repurchased	(2,437)	(29,269)	(158)	(1,510)	(37)	(337)	(54)	(465)

Net Increase / (Decrease)	459	$4,916	(141)	$(1,344)	25	$233	(5)	$(60)

	Tactical Allocation Fund
	Year Ended March 31, 2012		Year Ended March 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	483	$4,307	368	$3,074
Reinvestment of distributions	259	2,263	295	2,429
Shares repurchased	(2,346)	(20,804)	(2,951)	(24,480)

Net Increase / (Decrease)	(1,604)	$(14,234)	(2,288)	$(18,977)

Class B
Sale of shares	3	$24	25	$213
Reinvestment of distributions	1	9	2	13
Shares repurchased	(67)	(602)	(79)	(655)

Net Increase / (Decrease)	(63)	$(569)	(52)	$(429)

Class C
Sale of shares	122	$1,110	36	$318
Reinvestment of distributions	1	12	1	9
Shares repurchased	(47)	(428)	(42)	(353)

Net Increase / (Decrease)	76	$694	(5)	$(26)

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

7.	10% Shareholders

At March 31, 2012, the Funds had the following individual shareholder account(s), and/or omnibus shareholder account(s), (comprised of a group of individual shareholders), which in each case individually amounted to more than 10% of the total shares outstanding of the Funds as detailed below.

	% of Shares	Number of Accounts
Quality Small-Cap Fund	10%	1*
Small-Cap Core Fund	38	3*

*	Includes affiliated shareholder accounts.

8.	Indemnifications

Under the Funds’ organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these arrangements.

9.	Federal Income Tax Information

($ reported in thousands)

At March 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by each Fund noted below were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth & Income Fund - Investments	$82,456	$33,407	$(785)	$32,622
Growth & Income Fund - Written Options	(160)	37	—	37
Mid-Cap Core Fund	2,052	411	(13)	398
Mid-Cap Growth Fund	83,447	4,881	(1,091)	3,790
Quality Large-Cap Value Fund	35,008	10,576	(73)	10,503
Quality Small-Cap Fund	264,444	84,090	(1,268)	82,822
Small-Cap Core Fund	183,886	52,212	(1,105)	51,107
Small-Cap Sustainable Growth Fund	74,127	22,040	(1,020)	21,020
Strategic Growth Fund	335,747	90,709	(209)	90,500
Tactical Allocation Fund - Investments	165,070	32,880	(546)	32,334
Tactical Allocation Fund - Written Options	(152)	36	—	36

The Funds have capital loss carryovers which may be used to offset future capital gains, as follows:

	Expiration Year
	2016	2017	2018	Total
Growth & Income Fund	$—	$119	$27,247	$27,366
Mid-Cap Growth Fund	—	—	4,851	4,851
Quality Large-Cap Value Fund	—	23,434	8,384	31,818
Quality Small-Cap Fund	1,964	21,519	15,437	38,920
Small-Cap Core Fund	—	13,406	—	13,406
Small-Cap Sustainable Growth Fund	—	6,571	1,791	8,362
Strategic Growth Fund	—	40,560	10,519	51,079
Tactical Allocation Fund	—	—	4,732	4,732

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers. Growth & Income Fund’s, Quality Small-Cap Fund’s, Small-Cap Core Fund’s, Small-Cap Sustainable Growth Fund’s and Strategic Growth Fund’s amounts include losses acquired in connection with prior year mergers. Utilization of these capital loss carryovers is subject to annual limitations.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2012, the Funds utilized losses deferred in prior years against current year capital gains as follows:

Fund
Growth & Income Fund	$9,025
Mid-Cap Growth Fund	22,337
Quality Large-Cap Value Fund	446
Quality Small-Cap Fund	11,328
Small-Cap Core Fund	2,681
Small-Cap Sustainable Growth Fund	7,085
Strategic Growth Fund	48,594
Tactical Allocation Fund	10,066

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended March 31, 2012, the Funds deferred and recognized losses as follows:

	Ordinary Losses Deferred	Capital Loss Deferred	Capital Loss Recognized
Mid-Cap Growth Fund	$169	$—	$—
Quality Small-Cap Fund	—	—	739
Small-Cap Sustainable Growth Fund	185	148	—
Strategic Growth Fund	32	4,573	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Growth & Income Fund	$53	$—
Mid-Cap Core Fund	5	8
Mid-Cap Growth Fund	—	—
Quality Large-Cap Value Fund	254	—
Quality Small-Cap Fund	2,729	—
Small-Cap Core Fund	1,771	4,249
Small-Cap Sustainable Growth Fund	—	—
Strategic Growth Fund	—	—
Tactical Allocation Fund	315	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

10.	Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of March 31, 2012, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Growth & Income Fund	$—	$(3)	$3
Mid-Cap Growth Fund	(432)	425	7
Quality Large-Cap Value Fund	—	(2)	2
Quality Small-Cap Fund	—	(10)	10
Small-Cap Core Fund	—	(1)	1
Small-Cap Sustainable Growth Fund	(932)	931	1
Strategic Growth Fund	(1,142)	1,078	64
Tactical Allocation Fund	10	19	(29)

11.	Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if a Fund did not concentrate its investments in such sectors.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

At March 31, 2012, the Funds listed held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Mid-Cap Growth Fund	Information Technology	25%
Small-Cap Sustainable Growth Fund	Information Technology	35%
Strategic Growth Fund	Information Technology	30%

12.	Plans of Reorganization

(All amounts except for the per share amounts are reported in thousands)

A.	On February 25, 2010, the Board of Trustees of the Virtus Equity Trust approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Small-Cap Growth Fund (the “Merged Fund”) and the Small-Cap Sustainable Growth Fund (the “Acquiring Fund”), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund.

The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Small-Cap Sustainable Growth Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Small-Cap Growth Fund was carried forward to align ongoing reporting of the Virtus Small-Cap Sustainable Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in Note 6 as Plan of Reorganization:

Merged Fund		June 25, 2010 Shares Outstanding	Acquiring Fund		June 25, 2010 Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Small-Cap			Virtus Small-Cap
Growth Fund			Sustainable Growth Fund
	Class			Class
	A	1,988		A	5,794	$52,387
	C	232		C	628	5,509

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Small-Cap			Virtus Small-Cap
Growth Fund	$57,896	$7,351	Sustainable Growth Fund	$4,777

Assuming the acquisition had been completed on April 1, 2010, the Virtus Small-Cap Sustainable Growth Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss)	$(378)	(a)
Net gain (loss) on investments	23,095	(b)

Net increase (decrease) in assets from operations	$22,717

(a)	$(111), as reported in the Statement of Operations, plus $(267) Net Investment Income from Virtus Small-Cap Growth Fund pre-merger.

(b)	$11,926, as reported in the Statement of Operations, plus $11,169 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Small-Cap Growth Fund pre-merger.

Because both Virtus Small-Cap Growth Fund and Virtus Small-Cap Sustainable Growth Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Small-Cap Growth Fund that have been included in the acquired Virtus Small-Cap Sustainable Growth Fund’s Statement of Operations since June 25, 2010.

B.	On February 25, 2010, the Board of Trustees of the Virtus Equity Trust also approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Disciplined Small-Cap Opportunities Fund (the “Merged Fund”) and the Small-Cap Core Fund (the “Acquiring Fund”), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Small-Cap Core Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Disciplined Small-Cap Opportunities Fund was carried forward to align ongoing reporting of the Virtus Small-Cap Core Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

On June 14, 2010, Class B shares were converted to Class A shares. The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in Note 6 as Plan of Reorganization:

Merged Fund		June 25, 2010 Shares Outstanding	Acquiring Fund		June 25, 2010 Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Disciplined			Virtus Small-Cap
Small-Cap			Core Fund
Opportunities Fund
	Class			Class
	A	816		A	554	$7,966
	C	66		C	47	623
	I	5,608		I	3,951	58,273

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Disciplined			Virtus Small-Cap
Small-Cap			Core Fund
Opportunities Fund	$66,862	$7,012		$52,134

Assuming the acquisition had been completed on April 1, 2010, the Virtus Small-Cap Core Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss)	$116	(a)
Net gain (loss) on investments	44,750	(b)

Net increase (decrease) in assets from operations	$44,866

(a)	$252, as reported in the Statement of Operations, plus $(136) Net Investment Income from Virtus Disciplined Small-Cap Opportunities Fund pre-merger.

(b)	$34,489, as reported in the Statement of Operations, plus $10,261 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Disciplined Small-Cap Opportunities Fund pre-merger.

Because both Virtus Disciplined Small-Cap Opportunities Fund and Virtus Small-Cap Core Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Disciplined Small-Cap Opportunities Fund that have been included in the acquired Virtus Small-Cap Core Fund’s Statement of Operations since June 25, 2010.

C.	On February 25, 2010, the Board of Trustees of the Virtus Equity Trust also approved an Agreement and Plan of Reorganization (the “Plan”) with respect to the Disciplined Small-Cap Value Fund (the “Merged Fund”) and the Quality Small-Cap Fund (the “Acquiring Fund”), which provided for the transfer of all of the assets of the Merged Fund for shares of the Acquiring Fund and the assumption of the liabilities of the Merged Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Virtus Mutual Fund Complex, while simultaneously creating economies of scale for the surviving Funds that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Virtus Quality Small-Cap Fund were recorded at fair value; however, the cost basis of the investments received from the Virtus Disciplined Small-Cap Value Fund was carried forward to align ongoing reporting of the Virtus Quality Small-Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The acquisition was accomplished by a tax-free exchange of shares on June 25, 2010. The share transactions associated with the merger are shown in Note 6 as Plan of Reorganization:

Merged Fund		June 25, 2010 Shares Outstanding	Acquiring Fund		June 25, 2010 Shares Converted	Merged Fund Net Asset Value of Converted Shares
Virtus Disciplined			Virtus Quality
Small-Cap Value Fund			Small-Cap Fund
	Class			Class
	A	2,092		A	5,563	$53,432
	C	615		C	1,587	15,255
	I	1,830		I	4,935	47,396

VIRTUS EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merged Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
Virtus Disciplined			Virtus Quality
Small-Cap			Small-Cap Fund
Value Fund	$116,083	$14,175		$95,224

Assuming the acquisition had been completed on April 1, 2010, the Virtus Quality Small-Cap Fund results of operations for the year ended March 31, 2011, would have been as follows:

Net investment income (loss)	$3,244	(a)
Net gain (loss) on investments	80,010	(b)

Net increase (decrease) in assets from operations	$83,254

(a)	$3,206, as reported in the Statement of Operations, plus $38 Net Investment Income from Virtus Disciplined Small-Cap Value Fund pre-merger.

(b)	$57,504, as reported in the Statement of Operations, plus $22,506 Net Realized and Unrealized Gain (Loss) on Investments from Virtus Disciplined Small-Cap Value Fund pre-merger.

Because both Virtus Disciplined Small-Cap Value Fund and Virtus Quality Small-Cap Fund sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible.

Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged Virtus Disciplined Small-Cap Value Fund that have been included in the acquired Virtus Quality Small-Cap Fund’s Statement of Operations since June 25, 2010.

13.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

14.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Growth & Income Fund, Virtus Mid-Cap Core Fund, Virtus Mid-Cap Growth Fund, Virtus Quality Large-Cap Value Fund, Virtus Quality Small-Cap Fund, Virtus Small-Cap Core Fund, Virtus Small-Cap Sustainable Growth Fund, Virtus Strategic Growth Fund and Virtus Tactical Allocation Fund (each a series of Virtus Equity Trust, hereafter referred to as the “Funds”) at March 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

May 22, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F:(267) 330 3300, www.pwc.com/us/

VIRTUS EQUITY TRUST

TAX INFORMATION NOTICE

MARCH 31, 2012

For the fiscal year ended March 31, 2012, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualify for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

	QDI	DRD	LTCG
Growth & Income Fund	100%	100%	$—
Mid-Cap Core Fund	100	100	8
Mid-Cap Growth Fund	—	—	—
Quality Large-Cap Value Fund	100	100	—
Quality Small-Cap Fund	100	100	—
Small-Cap Core Fund	100	100	4,262
Small-Cap Sustainable Growth Fund	100	100	—
Strategic Growth Fund	—	—	—
Tactical Allocation Fund	57	54	—

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”)(together with the Advisory Agreement, the “Agreements”) with respect to the funds (individually and collectively, the “Funds”) of the Trust. At an in-person meeting held on November 15-17, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and each of the Subadvisers; (2) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Trust); (6) the anticipated effect of growth in size on each Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, serves as administrator, distributor and transfer agent to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Sub-Advisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the Sub-Advisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Funds prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated each Fund’s performance in the context of the special considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to a Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.

The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the periods ended September 30, 2011:

Virtus Growth & Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- year period and underperformed the median of its Performance Universe for the 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance.

Virtus Mid-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- year period. The Board also noted that the Fund outperformed its benchmark for the 1- year period.

Virtus Mid-Cap Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance, including the proposed change in the Fund’s Subadviser that was approved by the Board for submission to the Fund’s shareholders.

Virtus Quality Large-Cap Value Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 3- year periods and underperformed the median of its Performance Universe for the 5- year period. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance over the longer-term period.

Virtus Quality Small-Cap Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Small-Cap Core Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Small-Cap Sustainable Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods.

Virtus Strategic Growth Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance, including the proposed change in the Fund’s portfolio management team that was approved by the Board at the same meeting.

Virtus Tactical Allocation Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- year period and underperformed the median of its Performance Universe for the 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, action was being taken to address performance.

Management Fees and Total Expenses

The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that certain of the Funds had fee waivers and/or expense caps in place to limit the total expenses incurred by those Funds and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses:

Virtus Growth & Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Mid-Cap Core Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Virtus Mid-Cap Growth Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were the same as the median of the Expense Group.

Virtus Quality Large-Cap Value Fund. The Board considered that the Fund’s net management fee after waivers was slightly above the median of the Expense Group and net total expenses after waivers were slightly below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Virtus Quality Small-Cap Fund. The Board considered that the Fund’s net management fee after waivers was above the median of the Expense Group and net total expenses after waivers were below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

Virtus Small-Cap Core Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and net total expenses were below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses].

Virtus Small-Cap Sustainable Growth Fund. The Board considered that the Fund’s net management fee after waivers was below the median of the Expense Group and net total expenses after waivers were above the median of the Expense Group. The Board into account management’s discussion of the Fund’s expenses, including the type of fund.

Virtus Strategic Growth Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

Virtus Tactical Allocation Fund. The Board considered that the Fund’s net management fee and net total expenses were above the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

The Board concluded that the advisory and sub-advisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Fund-by-Fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to each Fund, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Funds, the Board noted that the fees under the Sub-Advisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to Sasco Capital, Inc. and Harris Investment Management, Inc., the unaffiliated Subadvisers, the Board relied on the ability of VIA to negotiate those Sub-Advisory Agreements and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Funds was not a material factor in approval of the Sub-Advisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for several of the Funds included breakpoints based on assets under management, and that fee waivers and/or expense caps were also in place for certain Funds. The Board also took into account management’s discussion of the Funds’ management fee and sub-advisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also took into account the current size of the Funds. The Board concluded that no changes to the advisory fee structure of the Funds were necessary at this time. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Funds managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Sub-Advisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Funds, other than the fee to be earned under the Sub-Advisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of each of the applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

RESULTS OF SHAREHOLDER MEETING

VIRTUS EQUITY TRUST

FEBRUARY 21, 2012

At a special meeting of shareholders of Virtus Mid-Cap Growth Fund (the “Fund”), a series of Virtus Equity Trust held on February 21, 2012, shareholders voted on the following proposal:

	NUMBER OF ELIGIBLE SHARES VOTED:
	FOR	AGAINST	ABSTAIN
To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Kayne Anderson Rudnick Investment Management, LLC on behalf of the Virtus Mid-Cap Growth Fund	2,406,221.039	155,579.475	171,060.083

Shareholders of the Fund voted to approve the above proposal.

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1996 44 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1996 58 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 48 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2006 44 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 47 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-243-1574

Adviser Consulting Group1-800-243-4361

Telephone Orders1-800-367-5877

Text Telephone1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

Virtus Mid-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated April 26, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

The description of the fund’s market capitalization policy under Principal Investment Strategies in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby revised and replaced with the following: “Under normal circumstances, the fund invests at least 80% of its assets in equity securities of medium capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of the companies in which the fund invests may vary with market conditions. As of its most recent reconstitution on June 30, 2011, the market capitalization range of companies included in the Russell Midcap® Index was $520 million to $17.9 billion.”

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 MidCapCore CapRange (4/2012)

Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated February 22, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

At the Special Meeting of Shareholders held on February 21, 2012, shareholders of the Virtus Mid-Cap Growth Fund (the “fund”) voted to replace the fund’s current subadviser with Kayne Anderson Rudnick Investment Management, LLC (“Kayne”).

Effective February 22, 2012, Kayne will become subadviser to the fund. Accordingly, the fund’s principal investment strategies will be modified to reflect those employed by the portfolio management team at Kayne. These changes to the fund’s current prospectuses are more fully described below and will be effective on February 22, 2012.

The fund’s portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

•

The fund invests in a select group of mid-cap growth companies believed by the subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies believed by the subadviser to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

•

Under normal conditions, the fund invests at least 80% of its assets in equity securities of medium capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell Midcap® Growth Index. Generally, the fund invests in approximately 25 to 40 securities at any given time.

Additionally, the first three paragraphs of disclosure under Principal Investment Strategies on page 50 of the fund’s statutory prospectus are hereby replaced with the following:

•

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of mid-cap companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index. Because mid-cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell Midcap® Growth Index was $117 million to $20.5 billion. The fund’s policy of investing 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

•

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 25 to 40 securities at any given time.

•

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry; or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements; or for valuation reasons.

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

ð	Doug Foreman, CFA, Director of Equities at Kayne, is a co-manager of the fund. Mr. Foreman has been Portfolio Manager since February 2012.
ð	Gregory Toppe, CFA, Portfolio Manager and Senior Research Analyst at Kayne, is a co-manager of the fund. Mr. Toppe has been Portfolio Manager since February 2012.

The table under “Kayne” on page 65 of the fund’s statutory prospectus (as supplemented) is hereby amended to add the following row:

Virtus Mid-Cap Growth Fund	Doug Foreman, CFA (since February 2012) Gregory Toppe, CFA (since February 2012)

Additionally, the following information replaces the biographical information currently appearing under the table for the individuals named below.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 – 2006).

Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated February 22, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented (Continued)

Gregory Toppe, CFA. Mr. Toppe is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2011, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 Mid-CapGrowth Strat&PMChanges (2/2012)

Virtus Strategic Growth Fund,

a series of Virtus Equity Trust

Supplement dated November 29, 2011 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

This supplement describes a number of modifications affecting the Virtus Strategic Growth Fund. These changes are described more fully below.

The fund’s portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies on page 2 of the fund’s summary prospectus and page 37 of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

•

The fund invests in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

•

Under normal conditions, the fund invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell 1000® Growth Index. Generally, the fund invests in approximately 30—40 securities at any given time.

Additionally, the first five paragraphs of disclosure under Principal Investment Strategies on page 56 of the fund’s statutory prospectus are hereby replaced with the following:

•

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of large capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 1000® Growth Index. Because large capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of September 30, 2011, the market capitalization range of companies included in the Russell 1000® Growth Index was $579 million to $353.5 billion. The fund’s policy of investing 80% of its assets in large capitalization companies may be changed only upon 60 days written notice to shareholders.

•

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 30—40 securities at any given time.

•

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, achieve a target price, or are the subject of negative developments individually or as an industry, or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements.

The disclosure under “Portfolio Manager” on page 39 of the fund’s summary prospectus and page 37 of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

ð	Doug Foreman, CFA, Director of Equities at Kayne, is the manager of the fund. Mr. Foreman has been Portfolio Manager since November 2011.

The table under “Kayne” on page 65 of the fund’s statutory prospectus (as supplemented) is hereby amended to reflect the following portfolio manager for the Virtus Strategic Growth Fund: “Doug Foreman, CFA (since November 2011).” Additionally, the following information replaces the biographical information currently appearing under the table.

Todd Beiley, CFA. Mr. Beiley is a Co-Portfolio Manager of the Small-Cap Core Fund (since February 2009) and the Small-Cap Sustainable Growth Fund (since 2008). Mr. Beiley is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization health-care sector. Before joining Kayne in 2002, Mr. Beiley was an associate analyst in equity research at Prudential Securities. He has over 12 years of investment industry experience.

Jon Christensen, CFA. Mr. Christensen is a Co-Portfolio Manager of the Mid-Cap Core Fund (since inception in June 2009). He is also Co-Portfolio Manager for the Small-Cap Core Fund (since December 2008) and the Small-Cap Sustainable Growth Fund (since February 2009). Mr. Christensen is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization consumer sectors. Before joining Kayne in 2001, he was a portfolio manager and senior research analyst for Doheny Asset Management. Mr. Christensen has approximately 16 years of investment industry experience.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 – 2006).

Virtus Strategic Growth Fund,

a series of Virtus Equity Trust

Supplement dated November 29, 2011 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented (Continued)

Gregory Toppe, CFA. Mr. Toppe is a Co-Portfolio Manager of the Capital Growth Series (since November 2011) and is jointly responsible for the day-to-day management of the Series’ portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

Julie Kutasov. Ms. Kutasov is a Co-Portfolio Manager of the Quality Small-Cap Fund (since 2008). Ms. Kutasov is a Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and financials sectors. Before joining Kayne in 2001, Ms. Kutasov worked in the investment management group at Goldman Sachs. She has approximately 10 years of investment industry experience.

Robert Schwarzkopf, CFA. Mr. Schwarzkopf is a Co-Portfolio Manager of the Quality Small-Cap Fund (since inception in June 2006), the Small-Cap Core Fund (since 1996) and the Small-Cap Sustainable Growth Fund (since inception in June 2006). Mr. Schwarzkopf is Chief Investment Officer (since 2007), a portfolio manager for the small- and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 30 years of investment industry experience.

Richard Sherry, CFA. Mr. Sherry is the Portfolio Manager of the Quality Large-Cap Value Fund (since September 2009). Mr. Sherry is a Portfolio Manager for large-cap portfolios and is a Senior Research Analyst. Before joining Kayne in 1995, Mr. Sherry was an operations/marketing supervisor at Pilgrim Asset Management. He has approximately 20 years of investment industry experience.

Craig Stone. Mr. Stone is a Co-Portfolio Manager of the Mid-Cap Core Fund (since inception in June 2009). He is also Co-Portfolio Manager for the Quality Small-Cap Fund (since February 2009). Mr. Stone is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small- and mid-capitalization producer durables and energy sectors. Before joining Kayne in 2000, Mr. Stone was a portfolio manager at Doheny Asset Management. He has approximately 22 years of investment industry experience.

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2011, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 StrategicGrowth Strat&PMChanges (11/2011)

Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated December 21, 2011 to the Summary Prospectus and Statutory Prospectus, each dated July 31, 2011, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED DECEMBER 21, 2011 TO THE ABOVE-REFERENCED PROSPECTUSES. THIS SUPPLEMENT CORRECTS THE DESCRIPTION OF THE DOCUMENTS TO WHICH IT APPLIES AS IT APPEARED IN THE PRIOR SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

Effective December 19, 2011, a number of modifications affecting the fixed income portion of Virtus Tactical Allocation Fund have taken place. These changes are described more fully below.

•	The fund’s fixed income portfolio management strategies have been modified.

Accordingly, under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus, the last sentence of the first paragraph is hereby replaced with the following: “For the fixed income allocation, the subadviser employs a value-oriented approach seeking to capitalize on individual issues and sectors, and trading opportunities that appear to offer the best value.”

Under “Principal Investment Strategies” on page 57 of the fund’s statutory prospectus, the third through fifth paragraphs are hereby replaced with the following:

Under normal circumstances, the fixed income portion of the fund invests at least 80% of its assets in the following sectors of fixed income securities:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”) and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;
•

Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

•	High yield-high risk fixed income securities of U.S. issuers (so-called “junk bonds”).

The fixed income portion of the fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fixed income portion of the fund is not obligated to sell the security.

Securities are selected using a sector rotation approach. The fixed income subadviser seeks to adjust the proportion of the fund’s fixed income investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer’s business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

The subadviser manages the duration of the fixed income portion of the fund utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the average duration of the fixed income portion of the fund is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of September 30, 2011, the modified adjusted duration of the Barclay’s Capital U.S. Aggregate Bond Index was 4.86 years. Typically, for a fund maintaining a modified adjusted duration of 4.86 years, a one percent increase in interest rates would cause a 4.86% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.86%.

•

The table under “More Information About Risks Related to Principal Investment Strategies” on page 58 is hereby modified by adding a row titled “Loan Participations” and “Short-Term Investments,” and adding an “x” in those rows, thereby indicating that the named techniques may be used by the fund. Additionally, the following disclosure is added to the narrative descriptions following the table:

Loan Participations

A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower’s principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated December 21, 2011 to the Summary Prospectus and Statutory Prospectus, each dated July 31, 2011, as supplemented (Continued)

Short-Term Investments

Short-term investments include money market instruments, repurchase agreements, certificates of deposits and bankers’ acceptances and other short-term instruments that are not U.S. Government securities. These securities generally present less risk than many other investments, but they are generally subject to credit risk and may be subject to other risks as well.

•	The table under “Newfleet” (as renamed by previous supplement) on page 66 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus Tactical Allocation Fund (fixed income portion only)	David L. Albrycht, CFA (since December 2011)

•	The narrative under the table is amended by adding the following:

David L. Albrycht, CFA. Mr. Albrycht is Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet (since June 2011). Prior to joining Newfleet, he was Executive Managing Director (2008 to 2011) and Vice President (2005 to 2008), Fixed Income, of Goodwin Capital Advisers, Inc. (“Goodwin”). Previously, he was associated with VIA, at which time it was an affiliate of Goodwin. He managed fixed income portfolios for Goodwin affiliates since 1991. Mr. Albrycht also manages several fixed income mutual funds and variable investment options; he is co-manager of the Virtus Total Return Fund, a closed-end fund.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VET 8019/PM&StratChanges (12/2011)

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus Mutual Funds, please call your financial representative, contact us at 1-800-243-1574 or Virtus.com.

8015	5-12

Annual

Report

Virtus Mid-Cap Value Fund

TRUST NAME: VIRTUS EQUITY TRUST	March 31, 2012
No Bank Guarantee	Not FDIC Insured	May lose Value

Virtus Mid-Cap Value Fund

(“Mid-Cap Value Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Mid-Cap Value Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors will likely look back at the last 12 months as a highly volatile period for the global financial markets, which were tested by a number of geopolitical and economic events: social unrest in the Middle East, the European sovereign debt crisis, the impact of Japan’s earthquake, and persistent U.S. political gridlock.

Despite unprecedented volatility running from April through September 2011, the U.S. equity market managed a strong comeback for much of October through March. For the 12-month period ended March 31, 2012, U.S. equities, as measured by the S&P 500® Index, gained 8.5 percent, surpassing international equities, which gave up 5.3 percent, despite a strong comeback by the MSCI EAFE® Index the last three months.

Fixed income markets gave equities a good run, particularly through the fourth quarter of 2011, producing a 7.7 percent return, as measured by the Barclays Capital U.S. Aggregate Bond Index. The 10-year U.S. Treasury yield plummeted from a high of more than 3.5 percent last April to a low of 1.7 percent in September, but managed to climb back over 2 percent for much of the last three months as investors felt secure enough to move back into equities and higher risk assets.

As we enter the second quarter of 2012, the strength of the U.S. economic recovery and Europe’s fiscal health remain tenuous. The onus is on U.S. corporations to continue their robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds and investment strategies that may be used to diversify a core portfolio.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2012

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS MID-CAP VALUE FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2011 to March 31, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Mid-Cap Value Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS MID-CAP VALUE FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2011 to March 31, 2012

Expense Table
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,340.70	1.46%	$8.54
Class C	1,000.00	1,335.80	2.21	12.91
Class I	1,000.00	1,342.70	1.21	7.09

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.61	1.46	7.39
Class C	1,000.00	1,013.81	2.21	11.19
Class I	1,000.00	1,018.87	1.21	6.13

*	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MID-CAP VALUE FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Master Limited Partnership (MLP)

A type of limited partnership that is publicly traded.

One of the most crucial criteria that must be met in order for a partnership to be legally classified as an MLP is that the partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI EAFE® Index

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

Russell 3000® Index

The Russell 3000® Index is a market capitalization-weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

Russell Midcap® Index

The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Russell Midcap® Value Index

The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. These shares carry all the rights of the common share such as voting rights. ADRs must be sponsored to be able to trade on the NYSE.

The indices are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

4

MID-CAP VALUE FUND	Ticker Symbols: A Share: FMIVX C Share: FMICX I Share: PIMVX

¢	Mid-Cap Value Fund (the “Fund”) is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Fund will achieve its objective.

¢

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 6.27%, Class C shares returned 5.50% and Class I shares returned 6.56%. For the same period, the Russell Midcap® Index, a broad-based equity index, returned 3.31%; and the Russell Midcap® Value Index, the Fund’s style-specific benchmark, returned 2.28%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the market perform during the Fund’s fiscal year?

¢

Broader market averages such as the S&P 500® Index and Russell 3000® Index were up 8.5% and 7.2%, respectively, in the fiscal year ending March 31, 2012. Mid-cap stocks trailed in what was a very volatile market, with the Russell Mid Cap® Value index ending the fiscal year up 2.3%.

¢

The year can be characterized as one of 2 mirror image halves the first half posting negative performance and the second half rebounding very strongly. Following the steep decline in the third quarter of 2011, stocks hit a low in early October as investors focused only on the Euro-crisis and slowing world-wide economic growth. With stocks “oversold”, investors suddenly pushed the “risk-on”/”recession trade-off” button as strong earnings reports in October/November, optimism about another Euro summit and signs of a pickup in the U.S. economy changed sentiment. The strong double digit rally of the 4th quarter of 2011 continued into the first quarter of 2012, as the market continued to respond favorably to better news on the economy and continued strong corporate earnings. Additionally there has been a significant increase in merger and acquisition activity, which historically has enhanced the environment for stocks.

What factors affected the Fund’s performance during its fiscal year?

¢

For the year, a few big stocks fueled most of the Fund’s performance. Leading the charge were El Paso (+64%), TJX Companies, Inc. (+60%), Fortune Brands Home & Security, Inc. (+30%), FMC Corp. (+25%) and ONEOK Inc. (+22%). El Paso Corp., boosted by the acquisition offer it received from Kinder Morgan, was one of the top performing stocks in the entire market last year and accounted for a significant portion of the Fund’s performance. Other energy/MLP related stocks, ONEOK and Williams also appreciated significantly. Retailer, TJX, was a standout performer, while Fortune Brands provided an outstanding total return as the company completed the sale of its golf business and split itself into two independently traded companies: Fortune Brands Home and Security and Beam (distilled spirits). At the other end of the list, a number of stocks suffered double-digit declines, most of which were the economic sensitive, “risk-on” stocks. Going forward we view this as a positive because their long-term fundamentals are on track and valuation is very attractive. We expect many of these “losers” to be the “winners” in 2012.

¢	Overall, we’re pleased with the Fund’s performance during the last fiscal year.

The preceding information is the opinion of the portfolio management only through the end of the period of the report as stated on the

5

MID-CAP VALUE FUND (Continued)

cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Investing in the securities of small and midsized companies involves greater risks and price volatility than investing in larger, more established companies.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2012.
Industrials	25%
Materials	19
Energy	18
Consumer Staples	15
Consumer Discretionary	11
Utilities	7
Other (includes short-term investments)	5

Total	100%

6

Average Annual Total Returns[1] for periods ended 3/31/12

	1 Year	5 Years	10 Years	Inception to 3/31/12	Inception Date
Class A Shares at NAV [2]	6.27%	1.58%	7.64%	—	—
Class A Shares at POP [3,4]	0.16	0.38	7.00	—	—
Class C Shares at NAV[2] and with CDSC [4]	5.50	0.82	—	6.01%	10/22/04
Class I Shares at NAV[2]	6.56	—	—	6.79	3/10/08
Russell Midcap® Index	3.31	3.03	7.85	—[5]	—
Russell Midcap® Value Index	2.28	1.26	8.02	—[6]	—

Fund Expense Ratios7: A Shares: Gross 1.49%, Net 1.48%; C Shares: Gross 2.24%, Net 2.23%; I Shares: Gross 1.24%, Net 1.23%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of Class C shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares are 1% in the first year and 0% thereafter.

[5]	The index returned 8.19% for Class C shares and 7.17% for Class I shares from the inception date of the respective share classes.
[6]	The index returned 7.63% for Class C shares and 6.43% for Class I shares from the inception date of the respective share classes.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlight tables in this report. Net expenses: Expenses reduced by a voluntary fee waiver, which may be discontinued at any time, and excluding extraordinary expenses. Gross Expense: Does not reflect the effect of voluntary fee waiver. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002, for Class A shares including any applicable sales charges or fees. The performance of the other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

7

VIRTUS MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS—94.8%
Consumer Discretionary—11.4%
Big Lots, Inc.(2)	339,990	$14,626
Penney (J.C.) Co., Inc.	467,000	16,546
TJX Cos., Inc.	325,100	12,910

		44,082

Consumer Staples—15.0%
Beam, Inc.(2)	249,850	14,634
Koninklijke Ahold NV Sponsored ADR	623,350	8,590
Safeway, Inc.	744,290	15,042
Sara Lee Corp.	916,360	19,729

		57,995

Energy—18.1%
Consol Energy, Inc.	335,460	11,439
Devon Energy Corp.	175,140	12,456
El Paso Corp.	259,000	7,653
Nabors Industries Ltd.	448,480	7,844
Sunoco, Inc.	386,500	14,745
Williams Cos., Inc. (The)	507,060	15,622

		69,759

Industrials—24.7%
Con-way, Inc.	201,100	6,558
Fortune Brands Home & Security, Inc.(2)	594,980	13,131
Masco Corp.	730,380	9,765
Owens Corning, Inc.(2)	311,850	11,236
Raytheon Co.	226,300	11,944
Republic Services, Inc.	504,092	15,405
Thomas & Betts Corp.(2)	188,640	13,565
USG Corp.(2)	360,860	6,207
Xylem, Inc.	274,500	7,618

		95,429

Materials—18.9%
Ball Corp.	288,300	12,362
Crown Holdings, Inc.(2)	378,050	13,924

	SHARES	VALUE

Materials (continued)
Dow Chemical Co. (The)	320,750	$11,111
FMC Corp.	78,560	8,316
International Paper Co.	139,120	4,883
Owens-Illinois, Inc.(2)	544,910	12,718
Packaging Corp. of America	324,050	9,589

		72,903

Utilities—6.7%
Dominion Resources, Inc.	251,500	12,879
ONEOK, Inc.	157,350	12,849

		25,728
TOTAL COMMON STOCKS (Identified Cost $285,343)		365,896
TOTAL LONG TERM INVESTMENTS—94.8%
(Identified cost $285,343)		365,896
SHORT-TERM INVESTMENTS—5.6%
Money Market Mutual Funds—5.6%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	21,725,687	21,726
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $21,726)		21,726
TOTAL INVESTMENTS—100.4% (Identified Cost $307,069)		387,622	(1)
Other assets and liabilities, net—(0.4)%		(1,722)

NET ASSETS—100.0%		$385,900

Abbreviations:

ADR	American Depositary Receipt

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 6 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

See Notes to Financial Statements

8

VIRTUS MID-CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$365,896	$365,896
Short-Term Investments	21,726	21,726

Total Investments	$387,622	$387,622

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

9

VIRTUS MID-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$387,622
Receivables
Fund shares sold	569
Dividends and interest receivable	504
Prepaid expenses	34

Total assets	388,729

Liabilities
Payables
Fund shares repurchased	1,020
Investment securities purchased	1,131
Investment advisory fee	245
Transfer agent fees and expenses	225
Distribution and service fees	103
Administration fee	44
Other accrued expenses	35
Professional fee	25
Trustees’ fees and expenses	1

Total liabilities	2,829

Net Assets	$385,900

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$429,914
Accumulated undistributed net investment income (loss)	418
Accumulated undistributed net realized gain (loss)	(124,985)
Net unrealized appreciation (depreciation) on investments	80,553

Net Assets	$385,900

Class A
Net asset value (net assets/shares outstanding) per share	$26.21
Maximum offering price per share NAV/(1–5.75%)	$27.81
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,952,113
Net Assets	$260,849
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$25.34
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,221,114
Net Assets	$56,287
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$26.25
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,620,058
Net Assets	$68,764

(1) Investment in securities at cost	$307,069

See Notes to Financial Statements

10

VIRTUS MID-CAP VALUE FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2012

($ reported in thousands)

Investment Income
Dividends	$6,243
Security lending	20
Foreign taxes withheld	(64)

Total investment income	6,199

Expenses
Investment advisory fees	2,701
Service fees, Class A	620
Distribution and service fees, Class C	543
Administration fees	481
Transfer agent fee and expenses	933
Registration fees	57
Printing fees and expenses	53
Professional fees	28
Trustees’ fees and expenses	23
Custodian fees	11
Miscellaneous expenses	30

Total expenses	5,480
Expenses reimbursed, waived and/or recaptured by investment adviser(2)	34

Net expenses	5,514

Net investment income (loss)	685

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	16,240
Capital gain distributions received from investment companies	—	(1)
Net change in unrealized appreciation (depreciation) on investments	2,388

Net gain (loss) on investments	18,628

Net increase (decrease) in net assets resulting from operations	$19,313

(1)	Amount is less than $500.
(2)	See Note 3C in the Notes to Financial Statements.

See Notes to Financial Statements

11

VIRTUS MID-CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2012	Year Ended March 31, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$685	$742
Net realized gain (loss)	16,240	(2,259)
Net change in unrealized appreciation (depreciation)	2,388	72,628

Increase (decrease) in net assets resulting from operations	19,313	71,111

From Distributions to Shareholders
Net investment income, Class A	(273)	(1,883)
Net investment income, Class C	—	—
Net investment income, Class I	(212)	(321)

Decrease in net assets from distributions to shareholders	(485)	(2,204)

From Share Transactions:
Sale of shares
Class A (3,175 and 2,756 shares, respectively)	76,343	58,682
Class C (145 and 102 shares, respectively)	3,388	2,164
Class I (1,838 and 1,259 shares, respectively)	42,675	27,299

Reinvestment of distributions
Class A (10 and 80 shares, respectively)	230	1,562
Class C (0 and 0 shares, respectively)	—	—
Class I (7 and 11 shares, respectively)	176	212

Shares repurchased
Class A (4,594 and 6,615 shares, respectively)	(108,712)	(139,119)
Class C (512 and 915 shares, respectively)	(11,637)	(18,599)
Class I (1,447 and 809 shares, respectively)	(32,969)	(17,298)

Increase (decrease) in net assets from share transactions	(30,506)	(85,097)

Net increase (decrease) in net assets	(11,678)	(16,190)

Net Assets
Beginning of period	397,578	413,768

End of period	$385,900	$397,578

Accumulated undistributed net investment income (loss) at end of period	$418	$218

See Notes to Financial Statements

12

VIRTUS MID-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000's)	Ratio of Net Expenses to Average Net Assets(4)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(4)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Class A
4/1/11 to
3/31/12	$24.69	0.06	1.49	1.55	(0.03)	—	(0.03)	1.52	$26.21	6.27%		$260,849	1.46	%(9)	1.45%		0.27%		22%
4/1/10 to
3/31/11	20.47	0.06	4.29	4.35	(0.13)	—	(0.13)	4.22	24.69	21.42		280,485	1.48		1.49		0.29		11
4/1/09 to
3/31/10	12.44	0.12	8.04	8.16	(0.13)	—	(0.13)	8.03	20.47	66.04		309,899	1.47		1.47		0.71		15
4/1/08 to
3/31/09	22.27	0.15	(9.39)	(9.24)	(0.06)	(0.53)	(0.59)	(9.83)	12.44	(42.59)		226,815	1.45		1.45		0.83		11
7/1/07 to
3/31/08	27.40	0.05	(4.08)	(4.03)	(0.03)	(1.07)	(1.10)	(5.13)	22.27	(14.90	)(7)	521,552	1.35	(5)(6)	1.42	(6)	0.24	(6)	14	(7)
7/1/06 to
6/30/07	21.72	0.18	5.66	5.84	(0.10)	(0.06)	(0.16)	5.68	27.40	26.91		842,524	1.27		1.31		0.68		7
Class C
4/1/11 to
3/31/12	$24.02	(0.11)	1.43	1.32	—	—	—	1.32	$25.34	5.50%		$56,287	2.21	%(9)	2.20%		(0.49)%		22%
4/1/10 to
3/31/11	19.93	(0.09)	4.18	4.09	—	—	—	4.09	24.02	20.52		62,174	2.23		2.24		(0.46)		11
4/1/09 to
3/31/10	12.17	(0.01)	7.85	7.84	(0.08)	—	(0.08)	7.76	19.93	64.71		67,799	2.22		2.22		(0.03)		15
4/1/08 to
3/31/09	21.87	0.01	(9.18)	(9.17)	—	(0.53)	(0.53)	(9.70)	12.17	(43.01)		57,366	2.19		2.19		0.08		11
7/1/07 to
3/31/08	27.04	(0.09)	(4.01)	(4.10)	—	(1.07)	(1.07)	(5.17)	21.87	(15.36	)(7)	148,156	2.10	(5)(6)	2.17	(6)	(0.50	)(6)	14	(7)
7/1/06 to
6/30/07	21.53	(0.03)	5.60	5.57	—	(0.06)	(0.06)	5.51	27.04	25.89		229,293	2.01		2.06		(0.11)		7
Class I
4/1/11 to
3/31/12	$24.72	0.12	1.50	1.62	(0.09)	—	(0.09)	1.53	$26.25	6.56%		$68,764	1.21	%(9)	1.20%		0.50%		22%
4/1/10 to
3/31/11	20.49	0.11	4.30	4.41	(0.18)	—	(0.18)	4.23	24.72	21.74		54,919	1.23		1.24		0.53		11
4/1/09 to
3/31/10	12.44	0.15	8.05	8.20	(0.15)	—	(0.15)	8.05	20.49	66.39		36,070	1.23		1.23		0.87		15
4/1/08 to
3/31/09	22.27	0.20	(9.39)	(9.19)	(0.11)	(0.53)	(0.64)	(9.83)	12.44	(42.42)		11,854	1.24		1.24		1.21		11
3/10/08(8) to
3/31/08	21.20	— (3)	1.07	1.07	—	—	—	1.07	22.27	5.05	(7)	105	1.54	(6)	1.54	(6)	(0.05	)(6)	14	(7)

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Amount is less than $0.005.
(4)	The Fund may invest in other funds and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.
(5)	Represents a blended net operating ratio.
(6)	Annualized.
(7)	Not annualized.
(8)	Inception date.
(9)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.

See Notes to Financial Statements

13

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

1.	Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 funds of the Trust are offered for sale, of which the Mid-Cap Value Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to this plan. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security valuation:

Security valuation procedures for the Fund have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

14

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as treasury futures and options that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as

15

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C.	Income taxes:

The Fund is treated as a separate taxable entity. It is the intent of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2009 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

16

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

E.	Expenses:

Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	Securities lending:

The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government and its agencies. Cash collateral is invested in a money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by The Bank of New York Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

Effective November 7, 2011, securities lending is suspended on all Virtus Mutual Funds.

3.	Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser:

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund.

For managing or directing the management of the investments of the Fund, the Adviser is entitled to a fee based upon the annual rate of 0.75% of the Fund’s first $1 billion of average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $1 billion.

The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

17

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

B.	Subadviser:

The subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser. Sasco Capital, Inc. (“Sasco”) serves as the Fund’s subadviser.

C.	Expense Limit and Recapture:

($ reported in thousands)

Effective April 14, 2010, the Adviser will voluntarily limit the Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.48% for Class A shares, 2.23% for Class C shares and 1.23% for Class I shares. This voluntary expense limitation may be modified or discontinued at any time.

The Adviser may recapture expenses waived or reimbursed under arrangements previously in effect within three years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.

During the current fiscal year, the Adviser has recaptured $34 of the previously waived or reimbursed expenses.

D.	Distributor:

($ reported in thousands)

As the distributor of the Fund’s shares, VP Distributors, LLC. (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, has advised the Fund that for the year ended March 31, 2012, it retained Class A net commissions of $14 and Class C deferred sales charges of $2.

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, at the annual rate of 0.25% for Class A shares and 1.00% for Class C shares applied to the average daily net assets of each respective class. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

E.	Administration and Transfer Agent Services:

($ reported in thousands)

VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2012, VP Distributors received administration fees totaling $358 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the year ended March 31, 2012, VP Distributors received transfer agent fees totaling $872 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

18

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

4.	Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of investment securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2012, were as follows:

Purchases	Sales
$75,708	$111,358

There were no purchases or sales of long-term U.S. Government and agency securities during the year ended March 31, 2012.

5.	Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

6.	Federal Income Tax Information

($ reported in thousands)

At March 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$307,674	$104,722	$(24,774)	$79,948

The Fund has capital loss carryovers which may be used to offset future capital gains as follows:

Expiration Year
2018	2019	Total
$115,632	$6,953	$122,585

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of these capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2012, the Fund utilized $17,997 in losses deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2012, the Fund deferred ordinary losses of $22 and post-October capital losses of $1,796.

19

VIRTUS MID-CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2012

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $441 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

7.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

8.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

20

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Mid-Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Mid-Cap Value Fund (a series of Virtus Equity Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 22, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us/

21

VIRTUS MID-CAP VALUE FUND

TAX INFORMATION NOTICE

(Unaudited)

MARCH 31, 2012

For the fiscal year ended March 31, 2012, the Mid-Cap Value Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	100%	$—

22

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

(Unaudited)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement”) (together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust including Virtus Mid-Cap Value Fund (the “Fund”). At an in-person meeting held on November 15-17, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements for the Fund, the Board requested and evaluated information provided by VIA and the subadviser (the “Subadviser”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and the Subadviser; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadviser and their respective affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and the Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or

23

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, serves as administrator, distributor and transfer agent to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Sub-Advisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the Sub-Advisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board evaluated the Fund’s performance in the context of the special considerations that a “manager of managers” structure requires. The

24

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on the Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that for the periods ended September 30, 2011, the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period and underperformed its benchmark for the 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance relative to its benchmark.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the Fund had a fee waiver and/or expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadviser provided, and the Board considered, expense information of comparable accounts managed by the Subadviser, as applicable.

In addition to the foregoing, the Board considered, among other data, that the Fund’s net management fee and net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

The Board concluded that the advisory and sub-advisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the funds of the Trust, such as distribution and administrative services provided by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Fund. Attention was paid to the methodology used to allocate costs to the Fund, in recognition of the fact that allocation methodologies are inherently subjective and

25

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

(Unaudited)

various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In addition, the Board relied on the ability of VIA to negotiate the Sub-Advisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Sub-Advisory Agreement.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fees for the Fund included breakpoints based on assets under management, and that a fee waiver and/or expense cap was also in place for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and sub-advisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Sub-Advisory Agreement at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Sub-Advisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

26

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1996 44 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1996 58 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 48 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2006 44 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

27

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 47 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

28

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

29

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

THIS PAGE INTENTIONALLY BLANK.

THIS PAGE INTENTIONALLY BLANK.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8014	5-12

P.O. Box 9874

Providence, RI 02940 -8074

Annual

Report

Virtus Balanced Fund

TRUST NAME: VIRTUS EQUITY TRUST	March 31, 2012
No Bank Guarantee	Not FDIC Insured	May lose Value

Virtus Balanced Fund

(“Balanced Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Balanced Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors will likely look back at the last 12 months as a highly volatile period for the global financial markets, which were tested by a number of geopolitical and economic events: social unrest in the Middle East, the European sovereign debt crisis, the impact of Japan’s earthquake, and persistent U.S. political gridlock.

Despite unprecedented volatility running from April through September 2011, the U.S. equity market managed a strong comeback for much of October through March. For the 12-month period ended March 31, 2012, U.S. equities, as measured by the S&P 500® Index, gained 8.5 percent, surpassing international equities, which gave up 5.3 percent, despite a strong comeback by the MSCI EAFE® Index the last three months.

Fixed income markets gave equities a good run, particularly through the fourth quarter of 2011, producing a 7.7 percent return, as measured by the Barclays Capital U.S. Aggregate Bond Index. The 10-year U.S. Treasury yield plummeted from a high of more than 3.5 percent last April to a low of 1.7 percent in September, but managed to climb back over 2 percent for much of the last three months as investors felt secure enough to move back into equities and higher risk assets.

As we enter the second quarter of 2012, the strength of the U.S. economic recovery and Europe’s fiscal health remain tenuous. The onus is on U.S. corporations to continue their robust earnings, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure your portfolio is adequately diversified. You may also want to visit our website, www.virtus.com, to learn about the full range of Virtus Mutual Funds and investment strategies that may be used to diversify a core portfolio.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

April 2012

Whenever you have questions about your account or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS BALANCED FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of October 1, 2011 to March 31, 2012

We believe it is important for you to understand the impact of costs on your investments. All mutual funds have operating expenses. As a shareholder of the Virtus Balanced Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates the Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS BALANCED FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of October 1, 2011 to March 31, 2012

Expense Table
	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Balanced Fund
Actual
Class A	$1,000.00	$1,183.80	1.10%	$6.01
Class B	1,000.00	1,179.50	1.85	10.08
Class C	1,000.00	1,179.60	1.85	10.08

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.43	1.10	5.57
Class B	1,000.00	1,015.63	1.85	9.37
Class C	1,000.00	1,015.63	1.85	9.37

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS BALANCED FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Composite Index for Balanced Fund

A composite index consisting of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index.

MSCI EAFE® Index

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

When-issued and delayed delivery transactions

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

4

VIRTUS BALANCED FUND	Ticker Symbols: A Share: PHBLX B Share: PBCBX C Share: PSBCX

¢	Balanced Fund (the “Fund”) is diversified and has investment objectives of reasonable income, long-term capital growth and conservation of capital.

¢

For the fiscal year ended March 31, 2012, the Fund’s Class A shares at NAV returned 5.83%, Class B shares returned 5.06% and Class C shares returned 5.07%. For the same period, the S&P 500® Index, a broad-based equity index, returned 8.54%; the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 7.71%; and the Balanced Fund Composite Index, which is the Fund’s style-specific index appropriate for comparison, returned 8.58%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares when redeemed may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the equity market perform during the Fund’s fiscal year?

¢

For the fiscal year ended March 31, 2012, the period of early April through late December 2011 was a particularly volatile and trying time for global equity markets. The U.S. stock market was no exception. Global growth concerns, coupled with worries over Europe’s escalating debt crisis, weighed heavily at times on a variety of so-called “risk assets” such as stocks. The summer of 2011 was especially brutal, as several major sell-offs, including multiple days of triple-digit losses in the Dow Jones Industrial Average, shook market participants.

¢

A simple flip of the calendar page to the new year made a significant difference to market performance for the first quarter of 2012 (and the final quarter of the Fund’s fiscal year). Encouraged by evidence of U.S. job and manufacturing growth and Europe’s success in addressing its debt situation, the equity markets rewarded investors for their patience and returned a large portion of the gains lost in last summer’s swoon. By the end of the fiscal year, the equity markets were achieving new highs almost daily, helped along by better than expected corporate earnings, and regaining much of the ground lost in the previous nine months.

How did the fixed income market perform during the Fund’s fiscal year?

¢

For the first three quarters of the fiscal year, the bond market was burdened by investor apprehension about the European financial crisis and a decelerating U.S. economy. These economic headwinds drove a nervous investing public into risk-free Treasuries, suppressing the performance of credit sensitive areas of the bond market. As a result, Treasury yields fell by 125 basis points over the fiscal year, pushing the Barclays Treasury Index up 8.57%. The Treasury rally lifted all boats, but sectors with credit exposure lagged the risk-free asset on a year-over-year basis. Investment grade corporate bonds trailed by 64 basis points, high yield by 32, and residential mortgage backed securities by 58. Bucking the trend, the Barclays’ commercial mortgage backed securities index bested Treasuries by almost 3%.

¢

Later in the year, beginning in December of 2011, global economic fundamentals began to improve, and risk markets rebounded. In late 2011, aggressive policy intervention by the European Central Bank, European Union and International Monetary Fund ameliorated strains in the European periphery. The banking sector was the major beneficiary of this, exhibiting double digit returns over the period. At the same time, the U.S. economy began to pick up steam, with consumer spending finally starting to kick in. This combination of a stronger U.S. economy and diminished European financial fears propelled the domestic high yield market sharply upward.

What factors affected the Fund’s equity portfolio performance during its fiscal year?

¢	The Fund was generally positioned for an equity rally, holding many names that would

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

VIRTUS BALANCED FUND (Continued)

benefit from a growing economy. Relative to its benchmark, the Fund had an overweight position in cyclical stocks within the energy, materials, and industrials sectors. The Fund was underweight in names within the consumer staples sector and utility space. As expected, the cyclical holdings did very well when markets rose during the period, with January 2012 being an exceptional month for performance. In contrast, however, despite cutting back somewhat on the portfolio’s economically sensitive positioning last summer, September proved to be the Fund’s most challenging month as a result of the brutal sell-off in equities. Overall, the extreme market volatility that extended from mid-July until early October proved difficult to overcome, yet the strong first quarter of 2012 helped the Fund make up for much lost ground and end the year in positive territory.

What factors affected the Fund’s fixed income portfolio performance during its fiscal year?

¢

With an average weight of 21% in Treasuries, the Fund captured much of that sector’s performance over the year, as the Treasury portion of the portfolio returned 14.36%, compared to 8.65% for the Barclays Treasury Index. This positive performance differential helped to offset an underweight to the sector overall. Also in the government-related bond arena, a consistent underweight to agency mortgage-backed securities mitigated the drag of that sector’s tepid performance.

¢

The portfolio’s overweight to corporate credit, especially high yield, proved a two edged sword over the course of the year. Early on, as investors fled risk, the overweight to credit caused performance to lag. As markets began to improve in late 2011 however, the portfolio profited from this credit emphasis. Sector emphases on high yield, the banking sector, and commercial mortgage-backed securities all proved beneficial to portfolio performance. As a result, the Fund bested both Treasuries and the Barclays benchmark in the first quarter of 2012, mitigating some of the early-year languor.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied on as investment advice.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk. The Fund may invest in high-yield bonds, which may be subject to greater credit and market risks. As interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities. Investing in the securities of small and mid-sized companies involves greater risks and price volatility than investing in larger, more established companies. Investing in municipal bonds involves market risk and credit risk.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments at March 31, 2012.
Common Stocks		59%
Financials	14%
Information Technology	14%
Consumer Discretionary	11%
Energy	11%
All Other Sectors in Common Stocks	9%
Corporate Bonds		18%
Mortgage-Backed Securities		11%
Other (includes short-term investments)		12%

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

Average Annual Total Returns[1] for periods ended 3/31/12

	1 Year	5 Years	10 Years	Inception to 3/31/12		Inception Date
Class A shares at NAV [2]	5.83%	3.53%	4.55%	—		—
Class A shares at POP [3,4]	-0.25	2.31	3.93	—		—
Class B shares at NAV [2]	5.06	2.75	3.77	—		—
Class B shares with CDSC [4]	1.06	2.75	3.77	—		—
Class C shares at NAV [2] and with CDSC [4]	5.07	2.75	—	4.30%		4/19/05
S&P 500® Index	8.54	2.01	4.12	5.10	[5]	—
Barclays Capital U.S. Aggregate Bond Index	7.71	6.25	5.80	5.56	[5]	—
Composite Index for Balanced Fund	8.58	4.15	5.14	5.64	[5]	—

Fund Expense Ratios6: A Shares: 1.15%; B Shares: 1.90%; C Shares: 1.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five-year period. CDSC charges for certain redemptions of Class A shares are 1% in the first 18 months and 0% thereafter. CDSC charges for all redemptions of Class C shares, are 1% in the first year and 0% thereafter.

[5]	The index returns are from Class C shares’ inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective 7/31/11, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios.

Growth of $10,000 for periods ended 3/31

This chart assumes an initial investment of $10,000 made on March 31, 2002, for Class A and Class B shares including any applicable sales charges or fees. The performance of the other share class will be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

For information regarding the indexes and certain investment terms, see Key Investment Terms on page 4.

7

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—9.4%
U.S. Treasury Bond 3.500%, 2/15/39	$10,675	$11,052
U.S. Treasury Note 0.250%, 11/30/13(9)	10,805	10,793
1.000%, 8/31/16	13,320	13,374
1.375%, 11/30/18	12,145	12,025
2.000%, 11/15/21	10,820	10,647
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $56,432)		57,891

MUNICIPAL BONDS—0.0%
New Jersey—0.0%
New Jersey Turnpike Authority Taxable Series B Prerefunded 1/1/15 @ 100 (AMBAC Insured) 4.252%, 1/1/16	5	5
TOTAL MUNICIPAL BONDS (Identified Cost $5)		5

FOREIGN GOVERNMENT SECURITIES—0.2%
United Mexican States 4.750%, 3/8/44	990	970
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $976)		970

MORTGAGE-BACKED SECURITIES—10.9%
Agency—7.9%
FHLMC
6.500%, 4/1/31	4,171	4,762
7.000%, 1/1/33	537	623
5.000%, 7/1/35	961	1,053
5.000%, 12/1/35	1,752	1,943
FNMA
6.000%, 5/1/17	66	72
4.000%, 7/1/19	35	37
0.000%, 10/9/19	1,425	1,102
4.000%, 6/1/20	371	396
6.000%, 12/1/32	180	201
5.000%, 5/1/33	1,016	1,123
6.000%, 11/1/34	6,672	7,421
5.500%, 4/1/36	43	47
5.500%, 9/1/36	751	824
6.500%, 5/1/37	1,439	1,616

	PAR VALUE	VALUE

Agency (continued)
6.000%, 6/1/37	$1,277	$1,428
6.000%, 9/1/37	27	30
6.000%, 1/1/38	44	49
5.000%, 2/1/38	599	666
6.000%, 2/1/38	49	55
5.000%, 3/1/38	563	626
5.000%, 3/1/38	692	769
6.000%, 3/1/38	205	230
6.500%, 3/1/38	4,991	5,681
5.000%, 4/1/38	1,232	1,370
5.500%, 4/1/38	458	506
5.500%, 6/1/38	1,026	1,130
6.000%, 7/1/38	565	628
6.000%, 8/1/38	125	139
6.000%, 8/1/38	233	261
5.000%, 6/1/39	2,509	2,755
6.000%, 8/1/39	2,981	3,299
5.000%, 9/1/39	768	845
5.500%, 9/1/39	4,742	5,213
4.500%, 9/1/40	1,020	1,113
FNMA 99-M2, B 6.450%, 3/25/29(3)	577	656

		48,669

Non-Agency—3.0%
Bear Stearns Commercial Mortgage Securities, Inc.
05-PWR9, A4B 4.943%, 9/11/42	1,670	1,763
07-T28, A3 5.793%, 9/11/42	1,510	1,608
Commercial Mortgage Pass-Through Certificates 07-C9, A4 6.006%, 12/10/49(3)	1,210	1,388
Credit Suisse Mortgage Capital Certificates
06-C1, A3 5.596%, 2/15/39(3)	456	488
06-C1, A4 5.419%, 2/15/39(3)	950	1,063
08-C1, AM 144A 6.199%, 2/15/41(3)(4)	1,765	1,659
Greenwich Capital Commercial Funding Corp. 06-GG7, A4 5.883%, 7/10/38(3)	1,045	1,184

See Notes to Financial Statements

8

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 07-CB18, A3 5.447%, 6/12/47	$2,079	$2,182
Morgan Stanley Capital I
07-T27, A4 5.817%, 6/11/42(3)	1,270	1,460
05-IQ10, A4B 5.284%, 9/15/42(3)	1,450	1,569
06-IQ11, A4 5.731%, 10/15/42(3)	1,435	1,613
Wachovia Bank Commercial Mortgage Trust 06-C23, A5 5.416%, 1/15/45(3)	2,085	2,313

		18,290
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $63,464)		66,959

CORPORATE BONDS AND NOTES—17.5%
Consumer Discretionary—1.8%
AMC Entertainment, Inc. 9.750%, 12/1/20	915	867
Brown Shoe Co., Inc. 7.125%, 5/15/19	1,345	1,325
Caesars Operating Escrow LLC / Caesars Escrow Corp. 144A 8.500%, 2/15/20(4)	100	102
CCO Holdings LLC / CCO Holdings Capital Corp. 6.500%, 4/30/21	775	806
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 8.625%, 11/15/17(4)	410	442
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 144A 3.800%, 3/15/22(4)(8)	1,720	1,696
Discovery Communications LLC 3.700%, 6/1/15	605	648

	PAR VALUE	VALUE

Consumer Discretionary (continued)
Landry’s Holdings, Inc. 144A 11.500%, 6/1/14(4)	$670	$673
NBC Universal Media LLC
2.100%, 4/1/14	730	746
4.375%, 4/1/21	730	782
Peninsula Gaming LLC / Peninsula Gaming Corp. 10.750%, 8/15/17	485	538
Rent-A-Center, Inc. 6.625%, 11/15/20	635	662
Spencer Spirit Holdings, Inc. / Spencer Gifts LLC / Spirit Halloween Superstores 144A 11.000%, 5/1/17(4)	270	275
Time Warner Cable, Inc.
5.000%, 2/1/20	840	927
4.000%, 9/1/21	495	507
5.500%, 9/1/41	250	261

		11,257

Consumer Staples—0.6%
Altria Group, Inc. 9.250%, 8/6/19	665	894
Beverages & More, Inc. 144A 9.625%, 10/1/14(4)	920	964
Heineken NV 144A 3.400%, 4/1/22(4)	1,030	1,022
Kraft Foods, Inc. 6.125%, 2/1/18	595	714

		3,594

Energy—1.0%
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, 4/1/21	55	58
Linn Energy LLC / Linn Energy Finance Corp. 7.750%, 2/1/21	1,165	1,215
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	865	903
Petrobras International Finance Co. 5.375%, 1/27/21	1,030	1,109

See Notes to Financial Statements

9

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Energy (continued)
Petrohawk Energy Corp. 7.250%, 8/15/18	$515	$592
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(6)	522	535
Plains All American Pipeline LP / PAA Finance Corp.
3.650%, 6/1/22	660	648
5.150%, 6/1/42	340	331
Spectra Energy Partners LP 4.600%, 6/15/21	235	243
Woodside Finance Ltd. 144A 4.600%, 5/10/21(4)	525	546

		6,180

Financials—7.8%
Ally Financial, Inc. 5.500%, 2/15/17	1,485	1,488
American Express Co. 7.250%, 5/20/14	895	1,007
Bank of America Corp.
5.750%, 8/15/16	1,215	1,265
5.625%, 7/1/20	750	782
5.000%, 5/13/21	550	551
Barclays Bank plc 5.200%, 7/10/14	765	811
Series 1, 5.000%, 9/22/16	1,005	1,081
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	650	784
Capital One Financial Corp.
7.375%, 5/23/14	1,135	1,256
6.150%, 9/1/16	615	676
Citigroup, Inc.
5.000%, 9/15/14	855	885
4.875%, 5/7/15	1,160	1,203
CNA Financial Corp. 5.875%, 8/15/20	1,150	1,232
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	810	733
Credit Suisse 6.000%, 2/15/18	690	747

	PAR VALUE	VALUE

Financials (continued)
CVS Pass-Through-Trust 144A 7.507%, 1/10/32(4)	$359	$431
Developers Diversified Realty Corp. 7.875%, 9/1/20	750	888
Digital Realty Trust LP 5.250%, 3/15/21	1,160	1,196
Duke Realty LP 5.950%, 2/15/17	1,295	1,447
E*Trade Financial Corp. 7.875%, 12/1/15	270	276
Felcor Lodging LP 6.750%, 6/1/19	1,000	1,015
Ford Motor Credit Co. LLC 5.000%, 5/15/18	890	924
General Electric Capital Corp.
1.875%, 9/16/13	1,195	1,214
4.650%, 10/17/21	1,165	1,239
GFI Group, Inc. 8.375%, 7/19/18	1,330	1,267
Goldman Sachs Group, Inc. (The)
5.125%, 1/15/15	465	495
6.000%, 6/15/20	625	657
5.750%, 1/24/22	1,225	1,260
HSBC Holdings plc 5.100%, 4/5/21	765	827
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 8.000%, 1/15/18	1,145	1,196
International Lease Finance Corp. 4.875%, 4/1/15	1,180	1,168
JPMorgan Chase & Co.
5.125%, 9/15/14	915	980
3.450%, 3/1/16	640	667
KeyCorp. 5.100%, 3/24/21	750	826
Lincoln National Corp.
4.200%, 3/15/22	965	967
7.000%, 6/15/40	930	1,089
MetLife, Inc. 5.000%, 6/15/15	870	962

See Notes to Financial Statements

10

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Financials (continued)
Morgan Stanley
5.550%, 4/27/17	$600	$614
5.750%, 1/25/21	635	623
Oppenheimer Holdings, Inc. 8.750%, 4/15/18	905	928
Prudential Financial, Inc.
3.625%, 9/17/12	850	861
4.500%, 11/16/21	1,125	1,194
QBE Capital Funding III Ltd. 144A 7.250%, 5/24/41(3)(4)	475	448
Regions Financial Corp.
0.744%, 6/26/12(3)	2,215	2,209
4.875%, 4/26/13	755	768
5.750%, 6/15/15(5)	770	806
Schaeffler Finance BV
144A 7.750%, 2/15/17(4)	250	266
144A 8.500%, 2/15/19(4)	250	268
SunTrust Bank, Inc. 5.250%, 11/5/12	465	476
UPCB Finance VI Ltd. 144A 6.875%, 1/15/22(4)	895	928
Ventas Realty LP / Ventas Capital Corp. 4.250%, 3/1/22	325	316
Wachovia Bank NA 5.000%, 8/15/15	565	609
Wells Fargo & Co.
3.676%, 6/15/16(3)	675	721
4.600%, 4/1/21	500	536

		48,063

Health Care—1.1%
Aristotle Holding, Inc.
144A 2.100%, 2/12/15(4)	1,035	1,048
144A 2.650%, 2/15/17(4)	1,030	1,041
144A 4.750%, 11/15/21(4)	1,035	1,107
Aviv Healthcare Properties LP / Aviv Healthcare Capital Corp.
7.750%, 2/15/19	520	537
144A 7.750%, 2/15/19(4)	460	470
Boston Scientific Corp. 6.000%, 1/15/20	550	632
Gilead Sciences, Inc. 4.400%, 12/1/21	595	624

	PAR VALUE	VALUE

Health Care (continued)
Kinetic Concepts, Inc. 144A 12.500%, 11/1/19(4)	$1,160	$1,102
Tenet Healthcare Corp. 144A 6.250%, 11/1/18(4)	270	280

		6,841

Industrials—1.2%
Allison Transmission, Inc. 144A 7.125%, 5/15/19(4)	545	567
BakerCorp International, Inc. 144A 8.250%, 6/1/19(4)	545	564
Chevron Phillips Chemical Co. LLC LP 144A
4.750%, 2/1/21(4)	670	739
DynCorp International, Inc. 10.375%, 7/1/17	1,010	882
Hutchison Whampoa International Ltd. 144A
5.750%, 9/11/19(4)	495	544
Koninklijke Philips Electronics NV 3.750%, 3/15/22	960	965
Phillips 66
144A 4.300%, 4/1/22(4)	985	1,002
144A 5.875%, 5/1/42(4)	650	664
Valmont Industries, Inc. 6.625%, 4/20/20	600	688
Weatherford International Ltd. 4.400%, 4/15/22	570	569

		7,184

Information Technology—1.0%
CommScope, Inc. 144A 8.250%, 1/15/19(4)	1,150	1,230
Earthlink, Inc. 8.875%, 5/15/19	1,275	1,240
First Data Corp. 11.250%, 3/31/16	700	637
Hewlett-Packard Co. 2.600%, 9/15/17	1,550	1,549
Lender Processing Services, Inc. 8.125%, 7/1/16	1,020	1,071

See Notes to Financial Statements

11

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology (continued)
Xerox Corp. 4.500%, 5/15/21	$770	$792

		6,519

Metals and Mining—0.2%
Vale Overseas Ltd. 4.375%, 1/11/22(7)	945	949

		949

Materials—1.0%
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(4)	1,245	1,086
Ball Corp. 5.750%, 5/15/21	25	27
BHP Billiton Finance USA Ltd. 1.625%, 2/24/17	750	746
Corp Nacional del Cobre de Chile 144A 3.750%, 11/4/20(4)	155	159
Dow Chemical Co. (The)
6.000%, 10/1/12	1,165	1,194
5.900%, 2/15/15	1,015	1,142
4.250%, 11/15/20	430	450
Freeport-McMoRan Copper & Gold, Inc. 3.550%, 3/1/22	785	754
Reynolds Group Holdings, Inc. / Reynolds Group Issuer LLC 144A 8.250%, 2/15/21(4)	990	935

		6,493

Telecommunication Services—1.2%
AT&T, Inc. 3.875%, 8/15/21	1,245	1,316
CenturyLink, Inc. 6.450%, 6/15/21	850	874
Cincinnati Bell, Inc. 8.375%, 10/15/20	1,205	1,214
Digicel Ltd. 144A 7.000%, 2/15/20(4)	250	257
Goodman Networks, Inc. 144A 12.125%, 7/1/18(4)	1,345	1,355
NII Capital Corp. 7.625%, 4/1/21	1,160	1,139

	PAR VALUE	VALUE

Telecommunication Services (continued)
West Corp. 7.875%, 1/15/19	$255	$273
Windstream Corp. 7.000%, 3/15/19	710	728

		7,156

Utilities—0.6%
Calpine Corp. 144A 7.500%, 2/15/21(4)	460	493
CMS Energy Corp.
2.750%, 5/15/14	290	292
6.250%, 2/1/20	800	878
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	1,155	1,367
Energy Transfer Partners LP
5.200%, 2/1/22	110	115
6.500%, 2/1/42	670	704

		3,849
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $104,529)		108,085

LOAN AGREEMENTS(3)—0.4%
Consumer Discretionary—0.3%
Chrysler Group LLC / Chrysler Group Co-Issuer, Inc. Tranche B, 4.750%, 5/24/17	744	757
Pinnacle Foods Finance LLC 0.000%, 9/16/18	450	453
Roundy’s Supermarkets, Inc. Tranche B, 4.500%, 2/13/19	425	429
Transtar Industries, Inc. Second Lien, 8.500%, 12/21/17	400	402

		2,041

Materials—0.1%
Tronox, Inc.
Tranche DD, 3.250%, 2/8/18	91	91

See Notes to Financial Statements

12

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	PAR VALUE	VALUE

Materials (continued)
3.250%, 2/8/18	$334	$335

		426
TOTAL LOAN AGREEMENTS (Identified Cost $2,418)		2,467

	SHARES

PREFERRED STOCK—0.4%
Financials—0.4%
Citigroup Capital XIII 7.875%,	19,600	533
GMAC Capital Trust I Series 2 8.125%	53,400	1,234
JPMorgan Chase & Co. Series 1, 7.90%	506,000	555
TOTAL PREFERRED STOCK (Identified Cost $2,331)		2,322

COMMON STOCKS—59.2%
Consumer Discretionary—8.6%
Amazon.com, Inc.(2)	32,000	6,480
AutoZone, Inc.(2)	20,600	7,659
Comcast Corp. Class A	242,000	7,263
Express Scripts, Inc.(2)	134,000	7,260
Lululemon Athletica, Inc.(2)	102,000	7,617
McDonald’s Corp.	77,000	7,554
Papa John’s International, Inc.(2)	47,000	1,770
Yum! Brands, Inc.	107,000	7,616

		53,219

Consumer Staples—3.0%
Altria Group, Inc.	228,000	7,039
PepsiCo, Inc.	58,000	3,848
Procter & Gamble Co. (The)	109,000	7,326

		18,213

Energy—9.5%
Chesapeake Energy Corp.	273,000	6,325
Chevron Corp.	70,000	7,507
ConocoPhillips	95,000	7,221
Continental Resources, Inc.(2)	54,000	4,634
Halliburton Co.	149,000	4,945
Occidental Petroleum Corp.	69,000	6,571

	SHARES	VALUE

Energy (continued)
Petroleo Brasileiro S.A. ADR	119,000	$3,161
Schlumberger Ltd.(10)	71,000	4,965
Whiting Petroleum Corp.(2)	69,000	3,747
Williams Cos., Inc. (The)	199,000	6,131
WPX Energy, Inc.(2)	190,000	3,422

		58,629

Financials—5.6%
Bank of America Corp.	371,000	3,550
Citigroup, Inc.	138,000	5,044
Goldman Sachs Group, Inc. (The)	32,000	3,980
JPMorgan Chase & Co.	166,000	7,633
Lincoln National Corp.	273,000	7,196
U.S. Bancorp	232,000	7,350

		34,753

Health Care—6.0%
Abbott Laboratories	121,000	7,416
Biogen Idec, Inc.(2)	60,000	7,558
Gilead Sciences, Inc.(2)	138,000	6,741
Johnson & Johnson	114,000	7,520
UnitedHealth Group, Inc.	134,000	7,898

		37,133

Industrials—6.0%
Alaska Air Group, Inc.(2)	198,000	7,092
Caterpillar, Inc.	66,000	7,030
Cummins, Inc.(10)	59,000	7,082
Deere & Co.	46,000	3,722
Union Pacific Corp.	62,000	6,664
United Continental Holdings, Inc.(2)	234,000	5,031

		36,621

Information Technology—13.2%
Apple, Inc.(2)	28,000	16,785
Citrix Systems, Inc.(2)	93,000	7,339
Intel Corp.	404,000	11,356
International Business Machines Corp.	55,000	11,476
MasterCard, Inc. Class A	17,600	7,401
QUALCOMM, Inc.	178,000	12,108
SanDisk Corp.(2)	140,000	6,943
Visa, Inc. Class A	64,000	7,552

		80,960

See Notes to Financial Statements

13

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

	SHARES	VALUE

Materials—6.2%
CF Industries Holdings, Inc.	42,000	$7,671
Cliffs Natural Resources, Inc.	58,000	4,017
Du Pont (E.I.) de Nemours & Co.	144,000	7,617
Freeport-McMoRan Copper & Gold, Inc.	94,000	3,576
Monsanto Co.	95,000	7,577
Nucor Corp.	102,000	4,381
Potash Corp. of Saskatchewan, Inc.(10)	72,000	3,290

		38,129

Telecommunication Services—1.1%
Verizon Communications, Inc.	177,000	6,768
TOTAL COMMON STOCKS (Identified Cost $259,369)		364,425
EXCHANGE-TRADED FUNDS—0.6%
Health Care Select Sector SPDR Fund	98,000	3,684
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,475)		3,684
TOTAL LONG TERM INVESTMENTS—98.6%
(Identified cost $492,999)		606,808

SHORT-TERM INVESTMENTS—1.3%
Money Market Mutual Funds—1.3%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.110%)	8,060,843	8,061
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $8,061)		8,061
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS (Identified Cost $501,060)		614,869

	CONTRACTS	VALUE

WRITTEN OPTIONS—(0.1)%
Call Options—(0.1)%
Cummins, Inc. expiring 6/16/12 at strike price $120	330	$(234)
Potash Corp., expiring 6/12/12 at strike price $47.50	720	(136)
Schlumberger Ltd., expiring 5/19/12 at strike price $72.50	180	(33)
TOTAL WRITTEN OPTIONS (Premiums Received $523)		(403)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—99.8%
(Identified Cost $500,537)		614,466 (1)
Other assets and liabilities, net—0.2%		1,274

NET ASSETS—100.0%		$615,740

Abbreviations:

ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
plc	Public Limited Co.

See Notes to Financial Statements

14

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at March 31, 2012, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at March 31, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, these securities amounted to a value of $25,801 or 4.2% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)	Illiquid security.
(7)	The security has a delayed delivery settlement date.
(8)	All or a portion segregated as collateral for delayed delivery contracts.
(9)	All or a portion segregated as collateral for future contracts.
(10)	All or a portion segregated as collateral for written options.

At March 31, 2012, the Fund had entered into future contracts sold short as follows:

	Expiration Date	Number of Contracts	Value of Contracts When Opened	Market Value of Contracts	Unrealized Appreciation (Depreciation)
U.S. 10YR Note Futures	June 2012	(80)	$(10,310)	$(10,359)	$(49)

See Notes to Financial Statements

15

VIRTUS BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of March 31, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at March 31, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Investments in Securities:
Debt Securities:
Corporate Bonds and Notes	$108,085	$—	$108,085	$—
Foreign Government Securities	970	—	970	—
Loan Agreements	2,467	—	2,467	—
Mortgage-Backed Securities	66,959	—	66,959	—
Municipal Bonds	5	—	5	—
U.S. Government Securities	57,891	—	57,891	—
Equity Securities:
Common Stocks	364,425	364,425	—	—
Exchange-Traded Funds	3,684	3,684	—	—
Preferred Stock	2,322	—	2,322	—
Short-Term Investments	8,061	8,061	—	—
Written Options	(403)	(403)	—	—

Total	$614,466	$375,767	$238,699	$—

Other Financial Instruments:
Futures Contracts*	$(49)	$(49)	—	—

*	Valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

Mortgage- Backed Securities
Investments in Securities:
Balance as of March 31, 2011	$5,269
Accrued discounts/premiums	—
Realized gain (loss)	5
Change in unrealized appreciation (depreciation)	—
Purchases	—
Sales	(5,274)
Transfers in and/or out of Level 3(1)	—

Balance as of March 31, 2012	$—

(1)	“Transfers in and/or out” represent the ending value as of March 31, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.

See Notes to Financial Statements

16

VIRTUS BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$614,869
Cash	12
Deposits with broker for futures contracts	88
Receivables
Investment securities sold	12,357
Dividends and interest receivable	2,378
Variation margin for futures contracts	34
Fund shares sold	22
Prepaid expenses	31

Total assets	629,791

Liabilities
Written options outstanding at value(2)	403
Payables
Fund shares repurchased	407
Investment securities purchased	12,501
Investment advisory fee	286
Distribution and service fees	158
Transfer agent fees and expenses	152
Administration fee	69
Professional fee	30
Trustees’ fees and expenses	4
Other accrued expenses	41

Total liabilities	14,051

Net Assets	$615,740

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$541,930
Accumulated undistributed net investment income (loss)	232
Accumulated undistributed net realized gain (loss)	(40,301)
Net unrealized appreciation (depreciation) on investments	113,879

Net Assets	$615,740

Class A
Net asset value (net assets/shares outstanding) per share	$14.58
Maximum offering price per share NAV/(1–5.75%)	$15.47
Shares of beneficial interest outstanding, no par value, unlimited authorization	39,265,050
Net Assets	$572,561
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$14.51
Shares of beneficial interest outstanding, no par value, unlimited authorization	164,471
Net Assets	$2,387
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$14.50
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,813,779
Net Assets	$40,792

(1) Investment in securities at cost	$501,060

(2) Premiums received on written options	$523

See Notes to Financial Statements

17

VIRTUS BALANCED FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2012

($ reported in thousands)

Investment Income
Dividends	$6,142
Interest	10,209
Security lending	28
Foreign taxes withheld	(27)

Total investment income	16,352

Expenses
Investment advisory fees	3,345
Service fees, Class A	1,412
Distribution and service fees, Class B	28
Distribution and service fees, Class C	407
Administration fees	821
Transfer agent fee and expenses	830
Custodian fees	18
Printing fees and expenses	73
Professional fees	35
Registration fees	46
Trustees’ fees and expenses	41
Miscellaneous expenses	45

Total expenses	7,101

Net investment income (loss)	9,251

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	29,098
Net realized gain (loss) on futures	12
Net realized gain (loss) on written options	(155)
Net change in unrealized appreciation (depreciation) on investments	(5,423)
Net change in unrealized appreciation (depreciation) on foreign currency translation	— (1)
Net change in unrealized appreciation (depreciation) on futures	(49)
Net change in unrealized appreciation (depreciation) on written options	120

Net gain (loss) on investments	23,603

Net increase (decrease) in net assets resulting from operations	$32,854

(1)	Amount is less than $500.

See Notes to Financial Statements

18

VIRTUS BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended March 31, 2012	Year Ended March 31, 2011
Increase/(decrease) in net assets
From operations
Net investment income (loss)	$9,251	$10,053
Net realized gain (loss)	28,955	48,122
Net change in unrealized appreciation (depreciation)	(5,352)	20,823

Increase (decrease) in net assets resulting from operations	32,854	78,998

From distributions to shareholders
Net investment income, Class A	(8,804)	(9,859)
Net investment income, Class B	(23)	(38)
Net investment income, Class C	(338)	(422)

Decrease in net assets from distributions to shareholders	(9,165)	(10,319)

From share transactions (See Note 5):
Sale of shares
Class A (447 and 541 shares, respectively)	6,118	6,891
Class B (3 and 9 shares, respectively)	38	116
Class C (77 and 31 shares, respectively)	1,050	383

Reinvestment of distributions
Class A (586 and 695 shares, respectively)	7,850	8,780
Class B (2 and 3 shares, respectively)	21	35
Class C (21 and 28 shares, respectively)	283	347

Shares repurchased
Class A (4,980 and 5,961 shares, respectively)	(68,292)	(75,616)
Class B (87 and 133 shares, respectively)	(1,189)	(1,680)
Class C (452 and 477 shares, respectively)	(6,156)	(5,988)

Increase (decrease) in net assets from share transactions	(60,277)	(66,732)

Net increase (decrease) in net assets	(36,588)	1,947

Net Assets
Beginning of period	652,328	650,381

End of period	$615,740	$652,328

Accumulated undistributed net investment income (loss) at end of period	$232	$150

See Notes to Financial Statements

19

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000's)	Ratio of Net Expenses to Average Net Assets(5)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class A
4/1/11 to 3/31/12	$14.00	0.22	0.58	0.80	(0.22)	—	(0.22)	0.58	$14.58	5.83%		$572,561	1.11%		1.57%		109%
4/1/10 to 3/31/11	12.54	0.21	1.47	1.68	(0.22)	—	(0.22)	1.46	14.00	13.59		604,808	1.15		1.67		118
4/1/09 to 3/31/10	9.42	0.23	3.12	3.35	(0.23)	—	(0.23)	3.12	12.54	35.82		601,065	1.13		2.02		111
4/1/08 to 3/31/09	13.19	0.35	(3.71)	(3.36)	(0.36)	(0.05)	(0.41)	(3.77)	9.42	(25.95)		508,204	1.10		3.02		91
11/1/07 to 3/31/08	15.48	0.16	(1.28)	(1.12)	(0.19)	(0.98)	(1.17)	(2.29)	13.19	(7.62	)(4)	801,724	1.12	(3)	2.65	(3)	21	(4)
11/1/06 to 10/31/07	15.74	0.35	1.16	1.51	(0.35)	(1.42)	(1.77)	(0.26)	15.48	10.26		919,363	1.12		2.31		54
Class B
4/1/11 to 3/31/12	$13.93	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	$14.51	5.06%		$2,387	1.86%		0.83%		109%
4/1/10 to 3/31/11	12.48	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.93	12.75		3,437	1.90		0.94		118
4/1/09 to 3/31/10	9.39	0.15	3.09	3.24	(0.15)	—	(0.15)	3.09	12.48	34.65		4,594	1.88		1.29		111
4/1/08 to 3/31/09	13.13	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)	9.39	(26.40)		5,869	1.85		2.24		91
11/1/07 to 3/31/08	15.41	0.11	(1.27)	(1.16)	(0.14)	(0.98)	(1.12)	(2.28)	13.13	(7.94	)(4)	11,992	1.87	(3)	1.91	(3)	21	(4)
11/1/06 to 10/31/07	15.69	0.24	1.13	1.37	(0.23)	(1.42)	(1.65)	(0.28)	15.41	9.41		15,013	1.87		1.58		54

See Notes to Financial Statements

20

VIRTUS BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(5)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Class C
4/1/11 to 3/31/12	$13.92	0.11	0.58	0.69	(0.11)	—	(0.11)	0.58	$14.50	5.07%		$40,792	1.86%		0.82%		109%
4/1/10 to 3/31/11	12.47	0.12	1.46	1.58	(0.13)	—	(0.13)	1.45	13.92	12.76		44,083	1.90		0.92		118
4/1/09 to 3/31/10	9.38	0.14	3.10	3.24	(0.15)	—	(0.15)	3.09	12.47	34.69		44,722	1.88		1.27		111
4/1/08 to 3/31/09	13.12	0.26	(3.67)	(3.41)	(0.28)	(0.05)	(0.33)	(3.74)	9.38	(26.42)		37,350	1.85		2.26		91
11/1/07 to 3/31/08	15.40	0.11	(1.27)	(1.16)	(0.14)	(0.98)	(1.12)	(2.28)	13.12	(7.94	)(4)	60,459	1.87	(3)	1.91	(3)	21	(4)
11/1/06 to 10/31/07	15.68	0.23	1.14	1.37	(0.23)	(1.42)	(1.65)	(0.28)	15.40	9.42		71,326	1.87		1.56		54

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in total return calculation.
(3)	Annualized.
(4)	Not annualized.
(5)	The Fund may invest in other funds, and the annualized expense ratios do not reflect the fees and expenses associated with the underlying funds.

See Notes to Financial Statements

21

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT

MARCH 31, 2012

1.	Organization

Virtus Equity Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 11 funds of the Trust are offered for sale, of which the Balanced Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined on the Fund’s summary page. There is no guarantee that the Fund will achieve its objectives.

The Fund offers Class A shares and Class C shares. Class B Shares of the Fund are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions (for information regarding Qualifying Transactions, refer to the Fund’s prospectus).

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares are sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Fund.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, and has exclusive voting rights with respect to this plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security valuation:

Security valuation procedures for the Fund have been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee appointed under the direction of the Board.

22

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain foreign securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these foreign markets. In such cases the Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange traded funds (“ETFs”), and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

23

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

Listed derivatives, such as treasury futures and options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter (OTC) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value determined as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time) each business day and are categorized as Level 1 in the hierarchy.

Short-term notes having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income taxes:

The Fund is treated as a separate taxable entity. It is the intent of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each fund of the Trust will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of March 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2009 forward (with limited exceptions).

D.	Distributions to shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may

24

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses:

Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

F.	Foreign currency translation:

Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Trust does not isolate that portion of the results of operations arising from changes in exchange rates or from fluctuations which arise due to changes in the market prices of securities.

G.	Derivative Financial Instruments:

Disclosures on derivatives instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write both put and call options on portfolio securities. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options contracts to hedge against changes in the values of equities.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased

25

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

option is included in “Net change in unrealized appreciation/(depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation/(depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options”.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as “Net realized gain (loss) on futures”. The Fund utilizes futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The potential risks to the Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

26

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

H.	Loan agreements:

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due. At March 31, 2012, the Fund only holds assignment loans.

I.	Securities lending:

The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon. Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government and its agencies. Cash collateral is invested in a money market fund. Dividends earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by The Bank of New York Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

Effective November 7, 2011, securities lending is suspended on all Virtus Mutual Funds.

J.	When-issued and delayed delivery transactions:

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

3.	Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser:

Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Fund.

For managing or directing the management of the investments of the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the

27

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

average daily net assets of the Fund: 0.55% of the first $1 billion; 0.50% of $1+ billion through $2 billion; and 0.45% of $2+ billion.

The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

B.	Subadviser:

The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

Newfleet Asset Management, LLC (“Newfleet”) (formerly known as SCM Advisors LLC) is the subadviser of the Fund’s Fixed Income Portfolio. Effective September 30, 2011, Euclid Advisors LLC (“Euclid”) became the subadviser to the Fund’s Equity Portfolio. Prior to that, the Adviser managed the Fund’s Equity Portfolio. Both Newfleet and Euclid are affiliates of VIA.

C.	Distributor:

($ reported in thousands)

As the distributor of the Fund’s shares, VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, has advised the Fund that for the fiscal year ended March 31, 2012, it retained Class A net commissions of $15; Class B deferred sales charges of $51; and Class C deferred sales charges of $—(1).

In addition, the Fund pays VP Distributors distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan, at the annual rate of 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares applied to the average daily net assets of each respective class.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply.

(1)	Less than $500.

D.	Administration and Transfer Agent Services:

($ reported in thousands)

VP Distributors serves as the Administrator to the Trust. For the year ended March 31, 2012, VP Distributors received administration fees totaling $605 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the year ended March 31, 2012, VP Distributors received transfer agent fees totaling $643 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Fund.

28

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

4.	Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of investment securities (excluding U.S. Government and agency securities and short-term securities) during the year ended March 31, 2012, were as follows:

Purchases	Sales
$381,204	$429,591

Purchases or sales of long-term U.S. Government and agency securities during the period ended March 31, 2012 were as follows:

Purchases	Sales
$276,189	$292,804

5.	Derivative Transactions

($ reported in thousands)

The Fund invested in derivative instruments during the reporting period through the form of futures contracts and written covered call options. The primary type of risk associated with the futures contracts is interest rate risk. The Fund utilizes futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The primary type of risk associated with these options is equity price risk. The Fund invests in written covered call options in an attempt to manage such risk and with the purpose of generating realized gains.

For additional information on the futures and written covered call options in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2G.

Written options transactions, during the year ended March 31, 2012, were as follows:

Call options	# of contracts	Premium Rec’d
Options outstanding at beginning of year	—	$—
Written options	2,510	754
Options repurchased	(1,280)	(231)

Options outstanding at March 31, 2012	1,230	$523

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of March 31, 2012 ($ reported in thousands):

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity Contracts		Written options outstanding at value

Interest Rate Contracts	Variation margin for futures contracts*

*	The variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts. The variation margin presented is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until March 31, 2012.

29

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

Liability Derivative Fair Value
Total Value at March 31, 2012	Equity Contracts	Interest Rate
$(452)	$(403)	$(49)

For the year ended March 31, 2012, the Funds’ average volume of derivative activities is as follows:

Futures Contracts – Sold(1)	Written Options(2)
$493	$(83)

(1)	Notional Amount
(2)	Premiums Received

Derivative Type	Location on the Statements of Operations
Equity Contracts	Net realized gain (loss) on written options.
Net change in unrealized appreciation (depreciation) or written options.
Interest Rate Contracts	Net realized gain (loss) on futures
Net change in unrealized appreciation (depreciation) on futures

Realized Gain (Loss) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2012	Equity Contracts	Interest Rate Contracts
$(143)	$(155)	$12

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Results from Operations
Total Value at March 31, 2012	Equity Contracts	Interest Rate Contracts
$71	$120	$(49)

6.	Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Sector ETFs are subject to sector risks and non-diversification risks, which may result in greater price fluctuations than the overall market. Because the Fund invests in ETFs, it indirectly bears its proportionate share of the operating expenses of the

30

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

underlying funds. Indirectly, the Fund is subject to all risks associated with the underlying ETFs.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

7.	Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

8.	Federal Income Tax Information

($ reported in thousands)

At March 31, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$502,800	$114,038	$(1,969)	$112,069
Written options	(523)	120	—	120

The Fund has capital loss carryovers which may be used to offset future capital gains, as follows:

Expiration Year
2018	Total
$38,611	$38,611

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the year ended March 31, 2012, the Fund utilized $28,516 in losses deferred in prior years against current year capital gains.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the first table above) consist of undistributed ordinary income of $233 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets, if any, are

31

VIRTUS BALANCED FUND

NOTES TO FINANCIAL STATEMENT (Continued)

MARCH 31, 2012

reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

9.	Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of March 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$(3)	$3

10.	Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements and the valuation processes used by the reporting entity categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

11.	Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

32

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Equity Trust and Shareholders of

Virtus Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Balanced Fund (a series of Virtus Equity Trust, hereafter referred to as the “Fund”) at March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years for the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 22, 2012

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street,

Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us/

33

VIRTUS BALANCED FUND

TAX INFORMATION NOTICE

(UNAUDITED)

MARCH 31, 2012

For the fiscal year ended March 31, 2012, the Balanced Fund makes the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amount will be designated in the next annual report. The actual percentages for the calendar year will be designated in the year-end tax statements.

QDI	DRD	LTCG
63%	60%	$—

34

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

(UNAUDITED)

The Board of Trustees (the “Board”) of Virtus Equity Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of each sub-advisory agreement (each, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”)(together with the Advisory Agreement, the “Agreements”) with respect to the funds of the Trust including Virtus Balanced Fund (the “Fund”). At an in-person meeting held on November 15-17, 2011, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each subadviser (each, a “Subadviser” and collectively, the “Subadvisers”) which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Fund by VIA and each of the Subadvisers; (2) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (3) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates with those of a group of funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the Subadvisers’ relationship with the Trust); (6) the anticipated effect of growth in size on the Fund’s performance and expenses; (7) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (8) possible conflicts of interest; and (9) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The

35

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

(UNAUDITED)

Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of the Fund’s portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, serves as administrator, distributor and transfer agent to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including each Subadviser’s Form ADV, as well as information provided throughout the past year. With respect to the Sub-Advisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering the renewal of the Sub-Advisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Lipper Report”) for the Fund prepared by Lipper Inc. (“Lipper”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Lipper Report presented the Fund’s performance relative to a

36

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

(UNAUDITED)

peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Lipper. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board evaluated the Fund’s performance in the context of the special considerations that a “manager of managers” structure requires. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as each Subadviser’s investment strategy. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered, among other performance data, that for the periods ended September 30, 2011, the Fund outperformed the median of its Performance Universe for the 1-year period and underperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board took into account management’s discussion of the Fund’s performance.

After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers, as applicable.

In addition to the foregoing, the Board considered, among other data, that the Fund’s net management fee was the same as the median of the Expense Group and net total expenses were below the median of the Expense Group. The Board took into account management’s discussion of the Fund’s expenses.

The Board concluded that the advisory and sub-advisory fees for the Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as

37

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

(UNAUDITED)

on a fund-by-fund basis, of VIA for its management of the Trust, as well as its profits and those of its affiliates for managing and providing other services to each fund of the Trust, such as distribution and administrative services provided to the funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the applicable subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the funds. Attention was paid to the methodology used to allocate costs to each fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each fund was reasonable in light of the quality of the services rendered to the funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationship to the Fund, the Board noted that the fees under the Sub-Advisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationship with the Fund was not a material factor in approval of the Sub-Advisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that the management fees for the Fund included breakpoints based on assets under management. The Board also took into account management’s discussion of the Fund’s management fee and sub-advisory fee structure. The Board also took into account the current size of the Fund. The Board concluded that no changes to the advisory fee structure of the Fund were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current size of the Fund, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Fund was not a material factor in the approval of the Sub-Advisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing shareholder services and selling activities, which could lead to growth in the Fund’s assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the Sub-Advisory Agreement. There may be certain indirect benefits gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

38

CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES (Continued)

(UNAUDITED)

Based on all of the foregoing considerations, the Board, comprised wholly of Independent Trustees, determined that approval of each Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to the Fund.

39

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of March 31, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 1996 44 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1996 58 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 48 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non- Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 1996 44 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2006 44 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

40

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 47 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

41

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund; Vice President (since 2012), Secretary and Chief Legal Officer (since 2005), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund.

42

VIRTUS EQUITY TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

THIS PAGE INTENTIONALLY BLANK.

THIS PAGE INTENTIONALLY BLANK.

THIS PAGE INTENTIONALLY BLANK.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8013	5-12

P.O. Box 9874

Providence, RI 02940 -8074

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Oates is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended March 31, 2011 and March 31, 2012 are $245,191 and $239,842, respectively.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended March 31, 2011 and March 31, 2012 are $32,461 and $31,989, respectively. This represents the review of the semi-annual financial statements, and out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended March 31, 2011 and March 31, 2012 are $71,000 and $42,550, respectively.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for fiscal years ended March 31, 2011 and March 31, 2012 are $0 and $0, respectively.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Equity Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2012 and 2011

(c)	0% for 2012 and 2011

(d)	Not applicable for 2012 and 2011

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended March 31, 2011 and March 31, 2012 are $417,024 and $439,663, respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Equity Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	06/07/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	06/07/2012

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	06/07/2012

* Print the name and title of each signing officer under his or her signature.